UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

30 June

2018

Nuveen Income Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX	FIDTX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX	FFITX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX	FCPTX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX	FIFTX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX	NSATX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX	FSFTX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen High Income Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Short Term Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. In this report, the various portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2018.

The management teams include:

Nuveen Core Bond Fund

Jeffrey J. Ebert, Wan-Chong Kung, CFA, and Jason J. O’Brien, CFA, have been part of the management team for the Fund since 2000, 2002 and 2016, respectively. Portfolio manager Chris J. Neuharth retired from Nuveen Asset Management, LLC on June 1, 2018.

Nuveen Core Plus Bond Fund

Timothy A. Palmer, CFA, has managed the Fund since 2003. Wan-Chong Kung, CFA, Jeffrey J. Ebert and Douglas M. Baker, CFA, joined the Fund as portfolio managers in 2001, 2005 and 2016, respectively. Portfolio manager Chris J. Neuharth retired from Nuveen Asset Management, LLC on June 1, 2018.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a portfolio manager in 2010.

Nuveen Short Term Bond Fund

Peter L. Agrimson, CFA, Jason J. O’Brien, CFA, and Mackenzie S. Meyer have been on the management team since 2011, 2016 and 2016, respectively. Portfolio manager Chris J. Neuharth retired from Nuveen Asset Management, LLC on June 1, 2018.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has managed the Fund since 2005. Jeffrey J. Ebert, Marie A. Newcome, CFA, and Douglas M. Baker, CFA, joined the Fund as co-portfolio managers in 2000, 2011 and 2016, respectively.

What factors affected the U.S. economy and financial markets during the twelve-month annual reporting period ended June 30, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “advance” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.1% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.0% in June 2018 from 4.3% in June 2017 and job gains averaged around 198,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. Although the January jobs report revealed an unexpected pick-up in wages, the trend moderated in subsequent months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended June 30, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.4% annual gain in May 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.1% and 6.5%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about trade issues, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury imposed additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump decided to withdraw from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Funds Classification Average for the twelve-month reporting period. U.S. Treasury rates were broadly range-bound for the first few months of the reporting period, before moving sharply higher starting in December 2017 and through the first two months of 2018, responding to developments surrounding Fed policy and strength in the U.S. economy.

The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield ending the reporting period only 14 basis points higher, while the two-year Treasury yield increased by 114 basis points, reaching its highest level of this cycle. The yield of the benchmark 10-year Treasury surpassed 3% in April and May 2018 before drifting lower to end the reporting period at 2.85%. During the reporting period, several catalysts contributed to the flatter yield curve, including stronger economic data, the Fed’s rate hikes, continued low inflation and a supply imbalance in the U.S. Treasury market caused by dramatically increased issuance of shorter maturity (two- and three-year) bonds.

Investment grade bonds enjoyed fairly strong performance in the first half of the reporting period as corporate earnings continued to exceed expectations, overall credit fundamentals were constructive and demand was strong, particularly from overseas investors searching for higher yields. Credit spreads continued to contract and reached their tightest levels since 2007 by early February 2018. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition (M&A) activity and share buybacks. However, the tide turned for the sector in the latter part of the reporting period as protectionist U.S. trade policy, geopolitical concerns and rising interest rates fueled an increase in equity market volatility and risk asset underperformance. Spreads widened fairly significantly in the investment grade corporate sector, exacerbated by weakening overseas demand and heavy supply. Credit fundamentals remained very strong with top-line revenue, earnings growth and free cash flow paving the way for disciplined balance sheet action by companies.

In the mortgage-backed securities (MBS) sector, range-bound rates and relatively low levels of volatility in the first half of the reporting period provided a solid backdrop. In October 2017, the Fed began reducing its monthly reinvestments in MBS by $4 billion per month, but the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers. At the beginning of 2018, a spike in market volatility, higher rates and the Fed’s continued reduction combined to create a more difficult environment for the MBS segment. However, the market was able to modestly recover in the final months of the reporting period after volatility lessened and the segment experienced better-than-expected demand from banks and money managers.

Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outpaced Treasuries during the reporting period as solid credit performance and strong demand supported both segments. Issuance was modestly ahead of the previous year’s pace, but was easily absorbed by investors looking for high quality yield in shorter maturity securities. Improving economic conditions continued to support consumer balance sheets and commercial real estate fundamentals.

Throughout the reporting period, we maintained the Fund’s positioning with a broad overweight to non-government spread sectors and a bias toward income generation through diversified holdings in the investment grade credit and securitized sectors. The main drag on the Fund’s performance during the reporting period was its exposure to MBS. We continued to position the Fund with a modest underweight to these securities, which was detrimental since the sector outperformed the index. Also, security selection in

Portfolio Managers’ Comments (continued)

the MBS sector was a drag on performance because we targeted our underweight in the Government National Mortgage Association (Ginnie Mae) segment, which recovered and outperformed the broader index. However, the Fund’s remaining securitized exposures in CMBS and ABS each added incrementally to performance. In the ABS sector, we emphasized high quality, short maturity securities, which benefited from strong investor demand for yield at the short end of the yield curve for most of the reporting period. In the Fund’s CMBS exposure, our security selection was favorable because our non-AAA rated, investment grade CMBS outperformed the broader index.

For the reporting period as a whole, the Fund’s overweight to investment grade credit contributed positively to performance. The Fund was also aided by security selection within its investment grade corporate exposure. Results in the sector were driven by a meaningful overweight to BBB rated credits, as well as bottom-up credit selection within financials. The BBB overweight proved rewarding because lower quality issues led in excess returns until late in the reporting period, driven by favorable economic conditions and strong demand for yield from investors. Our financial positions in aggregate also outperformed the index.

In addition, our interest rate positioning benefited the Fund’s performance throughout the reporting period. As noted above, the yield curve flattened significantly as short-term rates rose much more than longer-term rates driven by steady economic data and the three Fed rate hikes. We had positioned the Fund with a shorter duration than the benchmark for the majority of the reporting period, which lessened its interest rate sensitivity, focused on the front of the yield curve. This shorter duration stance benefited the Fund’s performance given the higher rates. Our yield curve positioning also proved beneficial. We positioned the Fund for a flatter curve for much of the reporting period by underweighting securities at the front end of the curve out to ten years and overweighting securities with maturities longer than ten years.

Despite the spike in market volatility during the reporting period, we continued to manage the Fund with many of the same overarching investment themes, focusing on generating above-market income and managing credit risk. We invested primarily in securities from the investment grade corporate and securitized sectors, with an emphasis on bottom-up security selection. Although credit spreads widened from the tight levels reached in early 2018, the fundamental and technical backdrops for the sector remained positive. Therefore, as the reporting period concluded, we maintained the Fund’s overweight position in investment grade credit and more specifically an overweight in BBB rated credits versus the benchmark. We also stayed the course with the Fund’s overweight positions in the financial and industrial sectors.

High quality income from securitized sectors continued to play a role in the Fund’s positioning. Despite the year-to-date negative excess returns and wider spreads in the MBS area, we maintained our negative view regarding the sector. Volatility rose from the previous lows and the Fed continued to reduce its footprint in the mortgage market, both of which we believed would continue to pressure the sector. At the end of the reporting period, we were continuing to strategically position the Fund with a modest underweight to the MBS sector. Meanwhile, the CMBS sector has outperformed credit year-to-date in 2018 as spreads have not widened to the same degree. Fundamentals remain positive and supply in the sector is still manageable. That said, we did not believe valuations were all that compelling at the end of the reporting period, so we will be diligent when looking for spots to add to the Fund’s current CMBS overweight. In the ABS market, the widening in swap spreads provided a nice opportunity to add short-maturity, high quality ABS at attractive yield levels. Fundamentals remained solid and demand for bonds at the front end of the curve was strong. Valuations ended the reporting period at the tighter end of their recent range, despite higher volumes in the new issue market. Therefore, similar to the CMBS sector, we maintained the Fund’s overweight, but will continue to select our ABS investments carefully.

After shifting closer to a neutral duration partway through the reporting period, we moved the Fund back to a shorter duration versus the benchmark toward the end of the reporting period. We thought this was prudent with the Fed indicating a potentially faster pace of rate hikes and with economic data generally on the stronger side. We also continued to tactically trade securities along the yield curve with a bias toward a flatter curve. Although near term we could see a modest steepening in the curve, longer term we want the Fund to be positioned to benefit from a flatter curve.

In addition, we continued to use various derivative instruments in the Fund during the reporting period. We used U.S. Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was positive.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Classification Average for the twelve-month reporting period. U.S. Treasury rates were broadly range-bound for the first few months of the reporting period, before moving sharply higher starting in December and through the first two months of 2018, responding to developments surrounding Fed policy and strength in the U.S. economy.

The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield ending the reporting period only 14 basis points higher, while the two-year Treasury yield increased by 114 basis points, reaching its highest level of this cycle. The yield of the benchmark 10-year Treasury surpassed 3% in April and May 2018 before drifting lower to end the reporting period at 2.85%. During the reporting period, several catalysts contributed to the flatter yield curve, including stronger economic data, the Fed’s rate hikes, continued low inflation and a supply imbalance in the U.S. Treasury market caused by dramatically increased issuance of shorter maturity (two- and three-year) bonds.

Investment grade bonds enjoyed fairly strong performance in the first half of the reporting period as corporate earnings continued to exceed expectations, overall credit fundamentals were constructive and demand was strong, particularly from overseas investors searching for higher yields. Credit spreads continued to contract and reached their tightest levels since 2007 by early February 2018. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition (M&A) activity and share buybacks. However, the tide turned for the sector in the latter part of the reporting period as protectionist U.S. trade policy, geopolitical concerns and rising interest rates fueled an increase in equity market volatility and risk asset underperformance. Spreads widened fairly significantly in the investment grade corporate sector, exacerbated by weakening overseas demand and heavy supply. Credit fundamentals remained very strong with top-line revenue, earnings growth and free cash flow paving the way for disciplined balance sheet action by companies. In overseas markets, spreads for non-U.S. credit generally tracked the U.S. until late in the reporting period when European stress caused underperformance. Dollar-pay emerging market (EM) credit was strong early, before underperforming all other sectors in 2018 amid interest rate pressures, local policy missteps and investor outflows.

High yield credit also performed well in the first half of the reporting period with the segment continuing to benefit from low market volatility, accelerating global growth and double-digit corporate earnings growth. Funding and refinancing conditions also remained largely supportive of the segment, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Despite a spike in early 2018 driven by a bout of risk aversion that spread from the technology sector in equities to risk assets more broadly, the sector continued to perform well given its income advantage and strong economic conditions. Low default levels and light net new issue activity were also supportive of the sector. For the reporting period as a whole, high yield spreads versus Treasuries narrowed despite continued rate hikes and persistent outflows from high yield mutual funds, although they did widen somewhat from the 10-year lows reached in April 2018. The segment outperformed the majority of fixed income alternatives during the reporting period.

In the mortgage-backed securities (MBS) sector, range-bound rates and relatively low levels of volatility in the first half of the reporting period provided a solid backdrop. In October 2017, the Fed began reducing its monthly reinvestments in MBS by $4 billion per month, but the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers. At the beginning of 2018, a spike in market volatility, higher rates and the Fed’s continued reduction combined to create a more difficult environment for the MBS segment. However, the market was able to modestly recover in the final months of the reporting period after volatility lessened and the segment experienced better-than-expected demand from banks and money managers.

Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outpaced Treasuries during the reporting period as solid credit performance and strong demand supported both segments. Issuance was modestly ahead of the previous year’s pace, but was easily absorbed by investors looking for high quality yield in shorter maturity securities. Improving economic conditions continued to support consumer balance sheets and commercial real estate fundamentals.

Emerging market debt began the reporting period on a strong note supported by the risk-on, low volatility market environment and robust investor flows into the segment. Through the end of December 2017, broad strength in both emerging and developed economies and higher commodity prices outweighed potential concerns from continued policy normalization and balance sheet

Portfolio Managers’ Comments (continued)

reduction from the Fed and other central banks. However, in the second half of the reporting period, the sector experienced broad-based repricing after concerns about the monetary policy normalization of major central banks, less synchronized global growth, trade tensions and slowing Chinese growth depressed risk appetites and led to significant outflows. Country specific political and policy risks in Argentina, Brazil and Turkey added to the negative global backdrop. Local EM markets were hurt by the strong U.S. dollar and elevated market volatility with bond yields, especially in higher yielding countries, rising due to heavy investor positioning and currency pressures. The Argentine peso and Turkish lira were the worst performing currencies.

With rates rising in the U.S., developed global bond markets generally outperformed, supported by moderating economic growth, continued low or declining inflation in many markets and ongoing capital flows. The ECB emphasized continued accommodation and promised to leave rates unchanged until at least late 2019, reassuring investors and driving outperformance in Europe. Canada increased interest rates three times, which removed the cuts made in 2015 in response to the oil collapse. The Bank of England raised rates in November for the first time in a decade, but then delayed a second planned hike in May 2018. With this backdrop, yield curves flattened significantly and developed markets generally outperformed the U.S. Peripheral European yield spreads spiked late in the reporting period due to uncertainties surrounding trade issues and the Italian government. The dollar declined for most of the reporting period, but reversed course late given ongoing rate hikes, strong U.S. growth and economic divergence versus most other economies. The U.S. Dollar Index ended the reporting period roughly 1% lower after declining by nearly 8% mid-period.

The Fund modestly underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Classification Average during the reporting period. The performance shortfall occurred in the second half of the reporting period and was driven by the broad underperformance in investment grade corporates and preferred securities as spreads on these sectors moved wider amid market pressure. While we continued to make adjustments to the portfolio to manage risk and take advantage of opportunities, we maintained the Fund’s positioning with a broad overweight to credit sectors and a bias toward income generation through diversified holdings. In light of the ongoing constructive macroeconomic backdrop and solid fundamentals, we continued to see value in these sectors, particularly following recent spread widening. Likewise, we maintained the Fund’s large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of that sector, as well as an underweight to MBS.

The most significant detractor from performance was the Fund’s overweight to preferred and contingent capital (CoCo) securities, which came under pressure later in the reporting period due to increased market volatility amid expected increases in interest rates and perceived increased risk to European banks from the Italian political turmoil. Early in the reporting period, the sector performed well on the back of strong bank fundamentals, attractive valuations and limited supply, factors we expect to benefit the sector again in the future. Nonetheless, this positioning hindered performance during the reporting period.

A reduced weight in high yield, along with hedges in the sector, resulted in a small negative impact on performance from the sector for the reporting period. Although fundamentals remained positive, we carried reduced positions and employed hedges during the reporting period due to richening valuations. On balance, these moves negatively impacted performance.

Our overall interest rate positioning had a marginally negative effect on performance. The Fund experienced some benefit from our slightly defensive duration stance, which lessened its sensitivity to rising short-term rates. However, the positive impact was more than offset by negative results from yield curve positioning. We were positioned with an overweight to intermediate maturities due to the issue selection and sector composition of our holdings. This was the segment of the yield curve where rates rose the most.

On the other hand, the largest positive contributor to the Fund’s performance during the reporting period was security selection within the Fund’s investment grade corporate exposure. Results in the sector were driven by a meaningful overweight to BBB rated credits, as well as bottom-up credit selection within industrials. This proved rewarding because lower-quality issues led in excess returns until late in the reporting period, driven by favorable economic conditions and strong demand for yield from investors. The Fund’s broader non-corporate sector exposures were also modestly beneficial. Specifically, positions in two securitized sectors, CMBS and ABS, each added incrementally to performance. Currency positioning was not a factor because positions were currency hedged and the impact from non-U.S. bonds was a small positive owing to positions in German government bonds.

We took advantage of market opportunities to add to sectors and issues at attractive valuations during the reporting period. We increased the Fund’s overweight to investment grade corporates after the sector suffered from issuance pressure and removed high yield sector hedges after the sector cheapened significantly amid market volatility. We believed sound fundamentals, demand for income and continued risk appetite remained supportive for credit sectors, although valuations and uncertainty made it compelling for us to upgrade quality at the margin. We remained overweight in both CMBS and ABS, given solid fundamentals and the yield associated with these high-quality sectors. We added incrementally to CMBS, while reducing exposure to the MBS sector to fund purchases in other sectors. We maintained the Fund’s underweight in MBS given opportunities elsewhere and risks associated with reduced Fed investment.

With global interest rates remaining low and spreads to the U.S. somewhat stretched, we kept global bond positioning at the low end of the Fund’s range. We maintained a positioning in German Bunds given their liquidity, stability and currency-hedged yield. We continued to maintain the Fund’s large underweight in Treasuries given our constructive economic view and income focus. Because we expect modest upward pressure on Treasury yields, we further reduced the Fund’s duration, adding to our defensive interest rate posture. We continued to expect the U.S. dollar to remain supported, and therefore have a bias to hedge foreign currency exposure.

During the reporting period, we also continued to use various derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a positive impact on performance during the reporting period.

We used forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

The Fund also entered into credit default swaps to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negative during the reporting period.

The Fund also purchased a small amount of call options on futures during the reporting period. The call options had a negligible impact on performance and these positions were terminated prior to the end of the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper High Yield Funds Classification Average for the twelve-month reporting period. In the first half of the reporting period, the high yield segment continued to benefit from low market volatility, accelerating global growth and double-digit corporate earnings growth. Funding and refinancing conditions also remained largely supportive of the segment, resulting in a high level of refinancing activity that helped to extend the current credit cycle. However, despite this favorable macro backdrop in the first half of the reporting period, overall returns for the high yield market were kept in check by historically tight spreads versus Treasuries, outflows from the asset class and mixed effects from tax reform. The high yield sector also had disproportionate exposure to some of 2017’s more fundamentally and secularly challenged industries such as retail, auto rentals and hospitals.

At the start of 2018, a string of volatility-inducing episodes created headwinds for the high yield asset class. Concerns over an uptick in inflation and a swifter-than-expected lift-off in Treasury yields acted as the initial catalyst for the sell-off in risk assets. Next, headline risk stemming from the Trump administration’s restrictive trade policies and a sell-off among large-cap technology stocks helped exacerbate market volatility, the former of which seemed to pose a bigger concern for corporate fundamentals. Despite these headwinds, high yield bonds remained fairly resilient and recovered in the final months of the reporting period. The strengthening U.S. economy and solid global growth conditions helped keep fundamentals firm for the high yield asset class, while the segment continued to benefit from a strong technical backdrop, especially when compared to the investment grade market. Net new issuance for high yield bonds year-to-date through June 30th ran about 30% lower than 2017, and the excess amount of cash coming in the form of coupons, calls and maturities far outpaced the volume of new issuance. Although default activity increased modestly, much of that was due to the March bankruptcy filing of iHeart Communications (Clear Channel), a large index constituent that was stressed for some time. Without that episode, high yield defaults would be trending lower than the end of 2017.

Despite continued rate hikes and persistent outflows from high yield mutual funds, high yield spreads versus Treasuries were fairly resilient during the reporting period, narrowing slightly from 385 basis points over Treasuries to 381 basis points by June 30, 2018,

Portfolio Managers’ Comments (continued)

although they reached their tightest level in 10 years in mid-April of 335 basis points over Treasuries. The high yield segment outperformed the majority of other fixed income asset classes during the reporting period, returning 2.62% as measured by the benchmark Bloomberg Barclays High Yield 2% Issuer Capped Bond Index. Within the high yield market, spreads tightened the most for the lower rated securities based on improving fundamentals and less sensitivity to interest rates. The CCC rated segment outperformed with a 6.84% return for the reporting period and outpaced both single B rated securities (2.99%) and BBs (0.60%). Much of the strength in lower rated securities was due to the rebound in energy and commodity prices, which helped lead to outperformance in energy bonds (8.11%) and metals/mining bonds (3.95%). Elsewhere from a sector standpoint, the weak spots within U.S. high yield were communications, consumer cyclical and health care, most notably hospitals. Besides energy and basic materials, other strong performers were cyclical sectors such as transportation and industrials.

The Fund’s outperformance during the reporting period was mainly driven by the better environment for risk appetites that led to a significant improvement in market liquidity and the outperformance of lower quality credit. The Fund generally benefited from its broader down-in-quality positioning as well as relative strength in a number of industrial sectors. We maintained the Fund’s overweight to CCC rated securities throughout the reporting period, and corresponding underweight to BB rated securities, with a keen focus on bottom-up fundamental research. This positioning was the most significant contributor to performance because lower quality securities held up better as Treasury yields rose, but was even more important in the second half of the reporting period where the market saw little variation in the performance among sectors. The rate volatility the market experienced, particularly since February, continued to have a disproportionately negative effect on BB rated securities, given their longer durations. At the same time, the incremental yield provided by CCC rated securities better insulated them against the rise in Treasury rates. Strength among higher volatility energy names also helped CCC rated bonds outperform the overall index and single B rated securities in particular. We emphasized lower quality debt because we believed the segment would continue to perform well during an environment of strong credit conditions and potentially higher interest rates. Low volatility and a sideways-to-tighter move in spreads are consistent with an extension of the credit cycle. Long economic expansions are typically good news for credit because higher free cash flow from sustained economic growth improves company balance sheets and generally leads to credit rating upgrades.

In terms of sector exposures, the Fund’s performance was aided by our overweights to cyclical areas of the market that continued to perform well, including energy (oilfield services) and transportation services as well as security selection in consumer cyclical. Although the Fund’s overall energy exposure was roughly in line with the benchmark weighting, we benefited from our security selection and slight bias to lower-rated energy issues. Underweight positions in the technology and communications sectors were also positive contributors. The Fund maintained a small underweight to retail. Although retailers continued to have their challenges, the sector enjoyed a bit of a rebound later in the reporting period from previously oversold conditions.

On the negative side, the biggest detractor to the Fund’s performance was an overweight to the basic materials sector, and specifically to the commodity and metals/mining areas that are more exposed to the negative impacts from the recent trade issues and tariff issues. Despite the overall strength in cyclical areas, security selection in metals and mining detracted, including exposure to two distressed coal credits. The coal sector was pressured by environmental regulation and low natural gas prices. However, by the end of the reporting period, the Fund’s remaining exposure to troubled coal credits was very negligible because we had cut exposure to almost zero. Exposure to European financial preferred securities, which had been a source of outperformance earlier in the reporting period, also proved to be a drag due to volatility and downward pressure in the segment caused by political developments in Italy.

While we continued to overweight and find selective opportunities in improving CCC rated credits, we started to find long-term value in BB rated securities that had underperformed. CCCs have outperformed BBs rather meaningfully with the spread ratio, as measured by yield-to-worst, hitting three-year lows toward the end of the reporting period. Given the worries over escalating trade issues and other sources of external pressure on risk markets, it seemed reasonable to marginally upgrade overall portfolio quality while the opportunity cost of doing so wasn’t that significant.

One side effect benefit of the weakness in the BB rated segment was the growing supply of bonds trading at a discount to par. Typically, low dollar price bonds have better recovery prospects and potentially more limited downside than their higher coupon and higher dollar price counterparts. Therefore, toward the end of the reporting period, we took advantage of the opportunity to add some of these discounted BB rated bonds to the Fund’s portfolio. We continue to favor a barbell approach to credit risk because we believe the economy is still doing well enough to support valuations in select CCC rated securities. If risk aversion increases in the market, then BBs should benefit and outperform. However, based on our current outlook, we still believe lower quality bonds could perform well because of the segment’s attractive incremental yield and potential for price gains.

We believe the continued global economic expansion should be constructive for cyclical sectors such as chemicals, paper, mining, energy, homebuilding and other consumer cyclicals. Therefore, we maintained the Fund’s overweights to those sectors at the end of the reporting period. Although the chemical, paper and mining segments underperformed later in the reporting period due to some weakness in Chinese macro data and the threat of escalating trade issues, our overall views on maintaining the Fund’s overweight in cyclicals has not changed. In the case of oilfield services, we believe higher crude prices and contracting drilling activity may lead to a more meaningful sector recovery in 2019-2020.

During the reporting period, we also continued to use various derivative instruments. We used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was negligible.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a negligible impact on performance during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. TIPS Index and the Lipper Inflation-Protected Bond Funds Classification Average for the twelve-month reporting period. U.S. Treasury rates were broadly range-bound for the first few months of the reporting period, before moving sharply higher starting in December and through the first two months of 2018, responding to developments surrounding Fed policy and strength in the U.S. economy.

The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield ending the reporting period only 14 basis points higher, while the two-year Treasury yield increased by 114 basis points, reaching its highest level of this cycle. The yield of the benchmark 10-year Treasury surpassed 3% in April and May 2018 before drifting lower to end the reporting period at 2.85%. During the reporting period, several catalysts contributed to the flatter yield curve, including stronger economic data, the Fed’s rate hikes, continued low inflation and a supply imbalance in the U.S. Treasury market caused by dramatically increased issuance of shorter maturity (two- and three-year) bonds.

The Treasury inflation-protected securities (TIPS) market remained well supported as inflation readings came in near expectations to slightly stronger, the Fed made further upward revisions to its inflation forecasts, tariff war concerns escalated and energy prices rose. Despite some increase in U.S. inflation measures, however, broader inflation risk remained fairly benign. Real yields moved significantly higher (and therefore prices were lower) at the front end of the yield curve, while the long end of the TIPS curve traded in a narrow range causing the overall real yield curve to flatten during the reporting period. For five-year TIPS, real yields increased 44 basis points, ending the reporting period at 0.66%. Yields for 10-year TIPS began the reporting period at 0.68% and traded as low as 0.25% and as high as 0.94% before ending only modestly higher at 0.74%. Meanwhile, yields for 30-year TIPS fell 12 basis points to 0.87% by the end of June 2018.

Although flows into the TIPS asset class leveled off as the reporting period progressed, they remained supportive for the segment, helping breakeven spreads move wider (or improve) across the TIPS yield curve. (Breakeven spreads measure the difference between the yields of nominal Treasuries versus TIPS with the same maturity.) In fact, partway through the reporting period, breakeven spreads reached their widest level since 2014 for the 10-year part of the curve, indicating greater investor interest in inflation protection. Supported by higher inflation expectations and rising energy prices, the TIPS sector significantly outperformed nominal Treasuries producing a 2.11% return as measured by the Bloomberg Barclays U.S. TIPS Index, versus -0.65% for the Bloomberg Barclays U.S. Treasury Index.

Investment grade bonds enjoyed fairly strong performance in the first half of the reporting period as corporate earnings continued to exceed expectations, overall credit fundamentals were constructive and demand was strong, particularly from overseas investors searching for higher yields. Credit spreads continued to contract and reached their tightest levels since 2007 by early February 2018.

Portfolio Managers’ Comments (continued)

Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition (M&A) activity and share buybacks. However, the tide turned for the sector in the latter part of the reporting period as protectionist U.S. trade policy, geopolitical concerns and rising interest rates fueled an increase in equity market volatility and risk asset underperformance. Spreads widened fairly significantly in the investment grade corporate sector, exacerbated by weakening overseas demand and heavy supply. Credit fundamentals remained very strong with top-line revenue, earnings growth and free cash flow paving the way for disciplined balance sheet action by companies.

High yield credit also performed well in the first half of the reporting period with the segment continuing to benefit from low market volatility, accelerating global growth and double-digit corporate earnings growth. Funding and refinancing conditions also remained largely supportive of the segment, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Despite a spike in early 2018 driven by a bout of risk aversion that spread from the technology sector in equities to risk assets more broadly, the sector continued to perform well given its income advantage and strong economic conditions. Low default levels and light net new issue activity were also supportive of the sector. For the reporting period as a whole, high yield spreads versus Treasuries narrowed despite continued rate hikes and persistent outflows from high yield mutual funds, although they did widen somewhat from the 10-year lows reached in April 2018. The segment outperformed the majority of fixed income alternatives during the reporting period.

In the mortgage-backed securities (MBS) sector, range-bound rates and relatively low levels of volatility in the first half of the reporting period provided a solid backdrop. In October, the Fed began reducing its monthly reinvestments in MBS by $4 billion per month, but the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers. At the beginning of 2018, a spike in market volatility, higher rates and the Fed’s continued reduction combined to create a more difficult environment for the MBS segment. However, the market was able to modestly recover in the final months of the reporting period after volatility lessened and the segment experienced better-than-expected demand from banks and money managers.

Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outpaced Treasuries during the reporting period as solid credit performance and strong demand supported both segments. Issuance was modestly ahead of the previous year’s pace, but was easily absorbed by investors looking for high-quality yield in shorter maturity securities. Improving economic conditions continued to support consumer balance sheets and commercial real estate fundamentals.

The Fund’s results during the reporting period were slightly hindered by our underweight position in TIPS and modest exposures to non-government spread sectors, including ABS, CMBS, high yield credit and investment grade credit. With the exception of high yield, the rest of these sectors underperformed the TIPS segment to varying degrees during the reporting period. Although we slightly increased the Fund’s TIPS exposure from approximately 85% of the Fund’s assets to more than 88% of the portfolio by June 30, 2018, our position still represented a significant underweight versus the index’s 100% TIPS exposure.

On the positive side, the Fund benefited from our interest rate positioning throughout the reporting period. As noted above, both the nominal and TIPS yield curves flattened during the reporting period as short-term rates rose fairly significantly while longer term rates in both segments were more range bound. We had positioned the Fund with a shorter duration than the benchmark throughout the reporting period and increased the short further as the fiscal year progressed. This shorter duration stance lessened the Fund’s interest rate sensitivity, which proved beneficial in light of the rising short-term rates. The Fund ended the reporting period with a duration of 7.06 years, which was shorter than the 7.59 year duration of the Bloomberg Barclays U.S. TIPS Index. Also, our yield curve positioning was biased toward the long end of the curve, which slightly aided the Fund’s results.

We slightly increased the Fund’s TIPS weighting throughout the reporting period and, in turn, lowered the Fund’s very modest nominal Treasury exposure to zero, given the relatively unattractive duration and yield profile of the Treasury sector. Although we believed that TIPS breakeven spreads were near fair value at the end of the reporting period, we remained underweight in inflation with a corresponding overweight to spread sectors in order to provide some diversification to the portfolio. The Fund’s non-government spread sector exposure continued to include modest weights in ABS, CMBS, MBS, high yield credit and investment grade credit. Within this portion of the Fund, we continued to use our bottom-up strategy to identify names where we believed the portfolio was being compensated accordingly for the risk. In terms of spread sector weightings, we slightly lowered the Fund’s exposure to corporate securities, both high yield and investment grade, during the reporting period. Although corporate and consumer credit fundamentals were steady and benefiting from the economic backdrop, credit spread valuations compressed close to their tightest levels in years. While we did not see a catalyst for a large near-term widening, we believed these levels warranted a more balanced overall risk posture. We used the proceeds to slightly increase the Fund’s allocations across the MBS, CMBS and ABS segments, given solid fundamentals and the yield associated with these high quality sectors.

We positioned the portfolio with a short duration throughout the reporting period and increased the short further as the reporting period progressed and real rates retraced from their recent highs. We will continue to position the portfolio defensively, but will look to be opportunistic in managing duration as market conditions shift.

We also used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negligible impact on performance during the reporting period.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Barclays 1-3 Year Government/Credit Bond Index and underperformed the Lipper Short Investment Grade Debt Funds Classification Average for the twelve-month reporting period. U.S. Treasury rates were broadly range-bound for the first few months of the reporting period, before moving sharply higher starting in December and through the first two months of 2018, responding to developments surrounding Fed policy and strength in the U.S. economy.

The U.S. Treasury yield curve flattened dramatically during the reporting period. At the long end of the yield curve, the 30-year Treasury yield ended the reporting period only 14 basis points higher at 2.98%. At the short end, the two-year Treasury yield increased by 114 basis points and reached 2.52%, its highest level of this cycle. The yield of the benchmark 10-year Treasury surpassed 3% in April and May 2018 before drifting lower to end the reporting period at 2.85%. During the reporting period, several catalysts contributed to the flatter yield curve, including stronger economic data, three rate hikes by the Fed, continued low inflation and a supply imbalance in the U.S. Treasury market caused by dramatically increased issuance of shorter maturity (two- and three-year) bonds. The return of the Fund’s shorter duration benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, was 0.21%.

In the corporate market, investment grade bonds enjoyed fairly strong performance in the first half of the reporting period as corporate earnings continued to exceed expectations, overall credit fundamentals were constructive and demand was strong, particularly from overseas investors searching for higher yields. Credit spreads continued to contract and reached their tightest levels since 2007 by early February 2018. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition (M&A) activity and share buybacks. However, the tide turned for the sector in the latter part of the reporting period as protectionist U.S. trade policy, geopolitical concerns and rising interest rates fueled an increase in equity market volatility and risk asset underperformance. Spreads widened fairly significantly in the investment grade corporate sector from the multi-year tight levels reached in early February, exacerbated by weakening overseas demand and heavy supply. However, in the final months of the reporting period, spreads moved modestly tighter once again. For the reporting period as a whole, short investment grade credit modestly outperformed Treasuries. That being said, credit fundamentals remained very strong with top-line revenue, earnings growth and free cash flow paving the way for disciplined balance sheet action by companies. Leverage, particularly for lower quality investment grade credit, continued to steadily decline.

In the securitized sectors, short-duration residential mortgage-backed securities (MBS) outperformed based on continued strong fundamentals and saw tighter spreads during the reporting period. Demand for the sector remained strong due to incremental spread and low correlation to broader markets. The commercial mortgage-backed securities (CMBS) sector performed well during the reporting period as heavy supply was met with strong investor demand. Traditional consumer asset-backed securities (ABS) provided stable performance during the reporting period. The liquid, high quality nature of the sector remained appealing to investors during periods of increased market volatility. In addition, floating rate exposure across the sectors proved beneficial during the reporting period as rates rose. Securitized sectors, in aggregate, posted positive excess returns versus Treasuries.

Generally speaking, the most significant driver of the Fund’s outperformance relative to the Bloomberg Barclays 1-3 Year Government/Credit Bond Index was its broad overweight to shorter maturity securities in the securitized sectors and a corresponding underweight to Treasuries. Typically around 45% of the Fund’s portfolio is allocated to securitized products, broadly diversified

Portfolio Managers’ Comments (continued)

across the residential MBS, CMBS and ABS sectors. Securitized sectors provided stable spreads during the uptick in volatility during February 2018, while providing incremental yield versus Treasuries during the reporting period. An overweight position in investment grade credit was also a slight benefit to performance as a result of tighter spreads during the first half of the reporting period.

The Fund also benefited significantly from our interest rate strategy. Throughout the reporting period, we maintained the Fund’s defensive positioning to limit its sensitivity to rising rates with a duration between 0.1 and 0.4 years shorter than the benchmark. As noted above, rates at the short end of the Treasury yield curve moved meaningfully higher during the reporting period, while longer-term rates remained range bound. Therefore, the Fund’s defensive duration stance relative to its benchmark had a favorable impact on performance. On the other hand, although the yield curve flattened during the reporting period, our yield curve positioning did not have a noticeable effect on performance.

Additionally, the Fund’s modest exposure to short-duration, high yield credit contributed to relative performance due primarily to the higher income levels of these securities. The Fund’s high yield exposure is focused on bonds rated BB and single-B with two- to four-year maturities.

Throughout the reporting period, we continued to focus our efforts on generating income by maintaining the Fund’s overweight to the investment grade credit sector. However, given the spread tightening in the market during the first half of the reporting period, we modestly lowered exposure to the sector. At the same time, we allowed the Fund’s high yield weighting to drift slightly lower through maturities and tenders. Because we expect the Fed’s tightening path to continue, we favored financials as well as higher quality securities over lower rated securities. We ended the reporting period with approximately 37% of the portfolio allocated to investment grade credit and 3% to high yield credit.

In aggregate, we slightly increased the Fund’s weightings in the securitized sectors, ending the reporting period at approximately 48% of the portfolio. In the ABS segment, we added incrementally to high quality, floating rate securities for their greater stability and return benefit in a rising rate environment. Toward the end of the reporting period, we also added incrementally to MBS exposure after we saw some spread widening that we viewed as technical in nature. As an offset, we slightly lowered the Fund’s CMBS weighting because we did not believe the risk/reward scenario was as compelling in that sector versus other short-duration sectors.

Short-term interest rates moved meaningfully higher after the Fed hiked three times during the reporting period. Given the strengthening economic growth throughout the reporting period and the Fed’s commitment to policy normalization, we maintained the Fund’s shorter duration than its benchmark. However, due to the magnitude of the increase in short-term rates, we covered a portion of the Fund’s short duration position relative to the benchmark. We targeted a portfolio duration that was around 1.5 to 1.8 years during the reporting period.

In addition, we used U.S. Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negative impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period. U.S. Treasury rates were broadly range-bound for the first few months of the reporting period, before moving sharply higher starting in December and through the first two months of 2018, responding to developments surrounding Fed policy and strength in the U.S. economy.

The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield ending the reporting period only 14 basis points higher, while the two-year Treasury yield increased by 114 basis points, reaching its highest level of this cycle. The yield of the benchmark 10-year Treasury surpassed 3% in April and May 2018 before drifting lower to end the reporting period at 2.85%. During the reporting period, several catalysts contributed to the flatter yield curve, including stronger economic data, the Fed’s rate hikes, continued low inflation and a supply imbalance in the U.S. Treasury market caused by dramatically increased issuance of shorter maturity (two- and three-year) bonds.

Investment grade bonds enjoyed fairly strong performance in the first half of the reporting period as corporate earnings continued to exceed expectations, overall credit fundamentals were constructive and demand was strong, particularly from overseas investors searching for higher yields. Credit spreads continued to contract and reached their tightest levels since 2007 by early February 2018. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition (M&A) activity and share buybacks. However, the tide turned for the sector in the latter part of the reporting period as protectionist U.S. trade policy, geopolitical concerns and rising interest rates fueled an increase in equity market volatility and risk asset underperformance. Spreads widened fairly significantly in the investment grade corporate sector, exacerbated by weakening overseas demand and heavy supply. Credit fundamentals remained very strong with top-line revenue, earnings growth and free cash flow paving the way for disciplined balance sheet action by companies. In overseas markets, spreads for non-U.S. credit generally tracked the U.S. until late in the reporting period when European stress caused underperformance. Dollar-pay emerging market (EM) credit was strong early, before underperforming all other sectors in 2018 amid interest rate pressures, local policy missteps and investor outflows.

High yield credit also performed well in the first half of the reporting period with the segment continuing to benefit from low market volatility, accelerating global growth and double-digit corporate earnings growth. Funding and refinancing conditions also remained largely supportive of the segment, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Despite a spike in early 2018 driven by a bout of risk aversion that spread from the technology sector in equities to risk assets more broadly, the sector continued to perform well given its income advantage and strong economic conditions. Low default levels and light net new issue activity were also supportive of the sector. For the reporting period as a whole, high yield spreads versus Treasuries narrowed despite continued rate hikes and persistent outflows from high yield mutual funds, although they did widen somewhat from the 10-year lows reached in April 2018. The segment outperformed the majority of fixed income alternatives during the reporting period.

In the mortgage-backed securities (MBS) sector, range-bound rates and relatively low levels of volatility in the first half of the reporting period provided a solid backdrop. In October 2017, the Fed began reducing its monthly reinvestments in MBS by $4 billion per month, but the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers. At the beginning of 2018, a spike in market volatility, higher rates and the Fed’s continued reduction combined to create a more difficult environment for the MBS segment. However, the market was able to modestly recover in the final months of the reporting period after volatility lessened and the segment experienced better-than-expected demand from banks and money managers.

Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outpaced Treasuries during the reporting period as solid credit performance and strong demand supported both segments. Issuance was modestly ahead of the previous year’s pace, but was easily absorbed by investors looking for high quality yield in shorter maturity securities. Improving economic conditions continued to support consumer balance sheets and commercial real estate fundamentals.

Emerging market debt began the reporting period on a strong note supported by the risk-on, low volatility market environment and robust investor flows into the segment. Through the end of December 2017, broad strength in both emerging and developed economies and higher commodity prices outweighed potential concerns from continued policy normalization and balance sheet reduction from the Fed and other central banks. However, in the second half of the reporting period, the sector experienced broad-based repricing after concerns about the monetary policy normalization of major central banks, less synchronized global growth, trade tensions and slowing Chinese growth depressed risk appetites and led to significant outflows. Country specific political and policy risks in Argentina, Brazil and Turkey added to the negative global backdrop. Local EM markets were hurt by the strong U.S. dollar and elevated market volatility with bond yields, especially in higher yielding countries, rising due to heavy investor positioning and currency pressures. The Argentine peso and Turkish lira were the worst performing currencies.

With rates rising in the U.S., developed global bond markets generally outperformed, supported by moderating economic growth, continued low or declining inflation in many markets and ongoing capital flows. The ECB emphasized continued accommodation and promised to leave rates unchanged until at least late 2019, reassuring investors and driving outperformance in Europe. The Bank of Canada increased interest rates three times, which removed the cuts made in 2015 in response to the oil collapse. The Bank of England raised rates in November 2017 for the first time in a decade, but then delayed a second planned hike in May 2018. With this backdrop, yield curves flattened significantly and developed markets generally outperformed the U.S. Peripheral European yield

Portfolio Managers’ Comments (continued)

spreads spiked late in the reporting period due to uncertainties surrounding trade issues and the Italian government. The dollar declined for most of the reporting period, but reversed course late given ongoing rate hikes, strong U.S. growth and economic divergence versus most other economies. The U.S. Dollar Index ended the reporting period roughly 1% lower after declining by nearly 8% mid-period.

The Fund’s performance shortfall occurred in the second half of the reporting period and was driven by the broad underperformance of preferred securities and investment grade corporates as spreads on these sectors moved wider amid market pressure. While we continued to make adjustments to the portfolio to manage risk and take advantage of opportunities, we maintained the Fund’s positioning with a broad overweight to credit sectors and a bias toward income generation through diversified holdings. In light of the ongoing constructive macroeconomic backdrop and solid fundamentals, we continued to see value in these sectors, particularly following recent spread widening. Likewise, we maintained the Fund’s large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of that sector, as well as an underweight to MBS.

The most significant detractor from performance was the Fund’s overweight to preferred and contingent capital (CoCo) securities, which came under pressure later in the reporting period due to increased market volatility amid expected increases in interest rates and perceived increased risk to European banks from the Italian political turmoil. Early in the reporting period, the sector performed well on the back of strong bank fundamentals, attractive valuations and limited supply, factors we expect to benefit the sector again in the future. Nonetheless, this positioning hindered performance during this time frame.

Our overall interest rate positioning had a marginally negative effect on performance. The Fund experienced some benefit from our slightly defensive duration stance, which lessened its sensitivity to rising short-term rates. However, the positive impact was more than offset by negative results from yield curve positioning. We were positioned with an overweight to intermediate maturities due to the issue selection and sector composition of our holdings. This was the segment of the yield curve where rates rose the most.

The largest positive contributor to the Fund’s performance during the reporting period was positioning in non-dollar bonds, driven by the outperformance of German Bunds versus U.S. Treasuries. We took advantage of the sell-off in German bonds as U.S. rates rose, while both economic fundamentals and ECB policy remained constructive, despite prevailing market concerns. This position was currency hedged, given the firming U.S. dollar and the yield advantage associated with hedging. Other smaller non-U.S. positions also added value. Additionally, security selection within the Fund’s investment grade corporate exposure proved beneficial during the reporting period. Results in the sector were aided by a meaningful overweight to BBB rated credits, as well as bottom-up credit selection within industrials. This proved rewarding because lower quality issues led in excess returns until late in the reporting period, driven by favorable economic conditions and strong demand for yield from investors. The Fund’s broader non-corporate sector exposures were also modestly beneficial. Specifically, positions in two securitized sectors, CMBS and ABS, each added slightly to performance. High yield corporates added marginally to performance, driven by security selection. Currency positioning was a slight positive, owing to our positioning for a stronger dollar.

We took advantage of market opportunities to add to sectors and issues at attractive valuations during the reporting period. We added fairly substantially to the Fund’s high yield weighting later in the reporting period after the sector cheapened significantly amid market volatility by removing sector hedges and adding individual issues. We also increased the Fund’s overweight to investment grade corporates late in the reporting period after the sector suffered from issuance pressure, having previously taken profits in the sector earlier in the reporting period. We believed sound fundamentals, demand for income and continued risk appetite remained supportive for credit sectors, although valuations and uncertainty made it compelling for us to upgrade quality at the margin. We marginally reduced exposure to U.S. dollar-denominated EM sovereign bonds later in the reporting period given a deterioration in technical factors that was not yet reflected in valuations. We remained overweight in both CMBS and ABS, given solid fundamentals and the yield associated with these high quality sectors. We added incrementally to CMBS, while reducing exposure to the MBS sector to fund purchases in other sectors. We maintained the Fund’s underweight in MBS given opportunities elsewhere and risks associated with reduced Fed investment.

We remained overweight in German Bunds given their liquidity, stability and currency-hedged yield, although we reduced this position following its strong outperformance. We continued to maintain the Fund’s large underweight in Treasuries given our constructive economic view and income focus. Because we expect modest upward pressure on Treasury yields, we further reduced the Fund’s duration, adding to our defensive interest rate posture. We continued to expect the U.S. dollar to remain supported, and therefore have a bias to hedge foreign currency exposure.

During the reporting period, we also continued to use various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a positive impact on performance during the reporting period.

In addition, we entered into credit default swaps as a way to assume and take on credit risk and earn credit spread. The effect of these activities on performance was negative during the reporting period.

The Fund also purchased a small amount of call options on futures during the reporting period. The call options had a negligible impact on performance and these positions were terminated prior to the end of the reporting period.

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2018, Nuveen Core Plus Bond Fund and Nuveen Strategic Income Fund had zero UNII balances while the other Funds in this report had positive UNII balances for tax purposes. Nuveen High Income Bond Fund and Nuveen Inflation Protected Securities Fund had positive UNII balances, while the other Funds in this report had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Special Dividend Information for Nuveen Core Plus Bond Fund and Nuveen Strategic Income Fund

Like the other Funds in this report, Nuveen Core Plus Bond Fund and Nuveen Strategic Income Fund seek to pay regular monthly distributions at a level rate that reflects past and projected net income of the Funds. Because these two Funds invest substantially in non-U.S. debt and fixed-income securities, in certain periods they can experience foreign currency exchange losses on those non-U.S. holdings. These Funds account for any such foreign currency losses (or gains) as capital items for financial reporting purposes, which do not impact the Funds’ net income and therefore are not taken into account in setting and paying monthly income dividends. However, under applicable tax rules, foreign currency exchange gains or losses are treated as income items. Consequently, if a Fund experiences a foreign currency exchange loss in a given fiscal period, that loss would offset and reduce net income. If such a circumstance were to occur for an entire calendar year the aggregate amount of the Fund’s distributions could exceed the amount of its net income for tax purposes, resulting in any over-distribution being reported on the Fund’s Form 1099 as a return of capital. For the fiscal year ended June 30, 2018, both of these Funds experienced realized foreign exchange losses resulting in a portion of the Fund’s dividends being characterized as a return of capital for tax purposes at fiscal year-end, which is identified in the tables below.

Nuveen Core Plus Bond Fund

	Share Class
Fiscal Year Ended June 30, 2018	Class A	Class C	Class R3	Class R6	Class I
Regular monthly per share distribution
From net investment income	$0.2669	$0.1829	$0.2429	$0.2909	$0.2909
From net realized capital gains	—	—	—	—	—
Return of capital	0.0651	0.0651	0.0651	0.0651	0.0651
Total per share distribution	$0.3320	$0.2480	$0.3080	$0.3560	$0.3560

Risk Considerations and Dividend Information (continued)

Nuveen Strategic Income Fund

	Share Class
Fiscal Year Ended June 30, 2018	Class A	Class C	Class R3	Class R6	Class I	Class T
Regular monthly per share distribution
From net investment income	$0.2151	$0.1321	$0.1911	$0.2391	$0.2391	$0.2151
From net realized capital gains	—	—	—	—	—	—
Return of capital	0.1959	0.1959	0.1959	0.1959	0.1959	0.1959
Total per share distribution	$0.4110	$0.3280	$0.3870	$0.4350	$0.4350	$0.4110

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.76)%	1.81%	3.25%
Class A Shares at maximum Offering Price	(3.72)%	1.20%	2.93%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.40)%	2.27%	3.72%
Lipper Core Bond Classification Average	(0.52)%	2.14%	3.67%

Class I Shares	(0.51)%	2.07%	3.46%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(1.50)%	1.07%	1.32%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(0.51)%	0.61%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.93%	1.68%	0.61%	0.68%
Net Expense Ratios	0.78%	1.53%	0.46%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.93)%	2.54%	4.11%
Class A Shares at maximum Offering Price	(5.14)%	1.65%	3.66%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.40)%	2.27%	3.72%
Lipper Core Bond Plus Classification Average	(0.34)%	2.59%	4.47%

Class C Shares	(1.61)%	1.78%	3.33%
Class R3 Shares	(1.14)%	2.32%	3.89%
Class I Shares	(0.62)%	2.81%	4.37%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(0.62)%	1.65%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.89%	1.64%	1.14%	0.57%	0.64%
Net Expense Ratios	0.77%	1.52%	1.02%	0.45%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.16%	3.93%	6.79%
Class A Shares at maximum Offering Price	(1.75)%	2.92%	6.27%
Bloomberg Barclays High Yield 2% Issuer Capped Index	2.62%	5.52%	8.23%
Lipper High Current Yield Funds Classification Average	2.02%	4.32%	6.52%

Class C Shares	2.37%	3.15%	6.03%
Class R3 Shares	2.94%	3.68%	6.52%
Class I Shares	3.52%	4.21%	7.08%

	Average Annual
	1-Year	Since Inception
Class T Shares*	3.28%	2.48%
Class T Shares at maximum Offering Price*	0.71%	0.15%

Since inception return for Class T Shares is from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Expense Ratios	1.07%	1.82%	1.32%	0.82%	1.07%

*	Class T Shares are not available for public offering.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.53%	1.13%	2.65%
Class A Shares at maximum Offering Price	(2.80)%	0.25%	2.21%
Bloomberg Barclays U.S. TIPS Index	2.11%	1.68%	3.03%
Lipper Inflation-Protected Bond Funds Classification Average	1.89%	1.02%	2.24%

Class C Shares	0.77%	0.41%	1.94%
Class R3 Shares	1.26%	0.83%	2.32%
Class I Shares	1.79%	1.42%	2.96%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	2.06%	1.01%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.96%	1.71%	1.21%	0.48%	0.71%
Net Expense Ratios	0.78%	1.53%	1.03%	0.30%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.56% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.30%	1.14%	2.13%
Class A Shares at maximum Offering Price	(1.99)%	0.68%	1.89%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index	0.21%	0.84%	1.65%
Lipper Short Investment Grade Debt Funds Classification Average	0.58%	1.16%	2.04%

Class I Shares	0.54%	1.39%	2.35%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(0.40)%	0.39%	0.94%
Class R3 Shares	0.09%	0.86%	1.37%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	0.64%	1.31%

Since inception return for Class C, Class R3 and Class R6 Shares are from 10/28/09, 9/22/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.75%, if redeemed within eighteen months (twelve months for shares purchased on or after March 27, 2018) of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.77%	1.52%	1.02%	0.48%	0.52%
Net Expense Ratios	0.72%	1.47%	0.97%	0.42%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.70)%	3.17%	5.50%
Class A Shares at maximum Offering Price	(4.90)%	2.28%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.40)%	2.27%	3.72%
Lipper Multi-Sector Income Funds Classification Average	1.01%	3.29%	5.12%

Class C Shares	(1.40)%	2.41%	4.72%
Class R3 Shares	(0.92)%	2.93%	5.21%
Class I Shares	(0.47)%	3.45%	5.76%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(0.38)%	2.18%

	Average Annual
	1-Year	Since Inception
Class T Shares*	(0.70)%	(0.44)%
Class T Shares at maximum Offering Price*	(3.16)%	(2.71)%

Since inception return for Class R6 Shares is from 1/20/15. Since inception return for Class T shares is from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales change (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	0.93%	1.68%	1.18%	0.60%	0.68%	0.93%
Net Expense Ratios	0.83%	1.58%	1.08%	0.51%	0.58%	0.83%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	Class T Shares are not available for public offering.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of June 30, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.34%	1.65%	2.67%	2.68%
SEC 30-Day Yield-Subsidized	2.86%	2.20%	3.20%	3.20%
SEC 30-Day Yield-Unsubsidized	2.70%	2.04%	3.09%	3.03%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	2.71%	2.05%	2.59%	3.05%	3.06%
SEC 30-Day Yield-Subsidized	3.34%	2.74%	3.24%	3.79%	3.74%
SEC 30-Day Yield-Unsubsidized	3.23%	2.62%	3.12%	3.68%	3.62%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I	Class T1
Dividend Yield	6.78%	6.32%	6.81%	7.32%	7.09%
SEC 30-Day Yield-Subsidized	6.66%	6.23%	6.74%	7.24%	6.79%
SEC 30-Day Yield-Unsubsidized	6.65%	6.22%	6.73%	7.24%	6.79%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	4.12%	3.53%	4.06%	4.54%	4.52%
SEC 30-Day Yield-Subsidized	4.41%	3.86%	4.36%	5.05%	4.86%
SEC 30-Day Yield-Unsubsidized	4.24%	3.70%	4.15%	4.91%	4.66%

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	1.75%	0.98%	1.48%	2.03%	2.03%
SEC 30-Day Yield-Subsidized	2.32%	1.63%	2.12%	2.64%	2.63%
SEC 30-Day Yield-Unsubsidized	2.26%	1.56%	2.06%	2.61%	2.56%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I	Class T1
Dividend Yield	3.38%	2.73%	3.23%	3.71%	3.72%	3.48%
SEC 30-Day Yield-Subsidized	3.77%	3.18%	3.68%	4.25%	4.19%	3.84%
SEC 30-Day Yield-Unsubsidized	3.68%	3.09%	3.59%	4.17%	4.10%	3.84%
1

The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of June 30, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	46.1%
Asset-Backed and Mortgage-Backed Securities	45.7%
U.S. Government and Agency Obligations	7.3%
$1,000 Par (or similar) Institutional Preferred	0.5%
Investments Purchased with Collateral from Securities Lending	0.4%
Money Market Funds	0.6%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	16.8%
Capital Markets	11.1%
Insurance	8.3%
Diversified Financial Services	5.3%
Media	5.1%
Oil, Gas & Consumable Fuels	5.1%
Health Care Providers & Services	4.4%
Diversified Telecommunication Services	4.1%
Beverages	2.8%
Consumer Finance	2.8%
Biotechnology	2.7%
Automobiles	2.6%
Machinery	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Food & Staples Retailing	2.0%
Chemicals	1.7%
Hotels, Restaurants & Leisure	1.6%
Other	19.1%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	33.0%
AAA	12.0%
AA	8.2%
A	27.7%
BBB	19.1%
Total	100%

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	44.7%
Asset-Backed and Mortgage-Backed Securities	37.5%
$1,000 Par (or similar) Institutional Preferred	6.4%
Sovereign Debt	4.4%
U.S. Government and Agency Obligations	3.1%
Contingent Capital Securities	2.7%
Municipal Bonds	0.3%
Investments Purchased with Collateral from Securities Lending	1.0%
Money Market Funds	1.0%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	17.9%
Capital Markets	11.5%
Oil, Gas & Consumable Fuels	8.5%
Insurance	5.9%
Diversified Telecommunication Services	4.1%
Diversified Financial Services	3.3%
Health Care Providers & Services	3.2%
Specialty Retail	3.1%
Aerospace & Defense	2.8%
Food Products	2.7%
Airlines	2.6%
Automobiles	2.6%
Beverages	2.4%
Media	2.2%
Industrial Conglomerates	2.1%
Chemicals	2.0%
Consumer Finance	2.0%
Equity Real Estate Investment Trusts	2.0%
Other	19.1%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	20.1%
AAA	15.2%
AA	4.6%
A	25.3%
BBB	26.8%
BB or Lower	8.0%
Total	100%

Holding Summaries as of June 30, 2018 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	84.9%
$1,000 Par (or similar) Institutional Preferred	3.8%
Common Stocks	2.3%
Variable Rate Senior Loan Interests	2.1%
Contingent Capital Securities	1.7%
$25 Par (or similar) Retail Preferred	1.5%
Investment Companies	1.5%
Convertible Bonds	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	9.7%
Money Market Funds	1.2%
Other Assets Less Liabilities	(8.7)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	15.7%
Metals & Mining	8.5%
Diversified Telecommunication Services	6.8%
Chemicals	6.3%
Diversified Financial Services	5.8%
Hotels, Restaurants & Leisure	4.2%
Media	4.2%
Commercial Services & Supplies	3.8%
Wireless Telecommunication Services	3.7%
Food Products	3.3%
Health Care Providers & Services	3.1%
Independent Power & Renewable Electricity Producers	3.0%
Food & Staples Retailing	2.4%
Consumer Finance	2.1%
Specialty Retail	1.9%
Energy Equipment & Services	1.8%
Tobacco	1.8%
Household Durables	1.7%
Other	19.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	4.9%
BB or Lower	91.9%
N/R (not rated)	3.2%
Total	100%

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

U.S. Government and Agency Obligations	88.6%
Asset-Backed and Mortgage-Backed Securities	8.1%
Corporate Bonds	1.9%
Sovereign Debt	0.3%
Investments Purchased with Collateral from Securities Lending	0.2%
Money Market Funds	1.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	89.6%
AAA	3.0%
AA	0.6%
BBB	5.6%
BB or Lower	1.2%
Total	100%

Holding Summaries as of June 30, 2018 (continued)

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	48.0%
Corporate Bonds	40.1%
U.S. Government and Agency Obligations	10.9%
Investments Purchased with Collateral from Securities Lending	1.1%
Money Market Funds	0.9%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	23.7%
Capital Markets	9.0%
Diversified Telecommunication Services	6.8%
Insurance	6.7%
Consumer Finance	6.6%
Oil, Gas & Consumable Fuels	5.3%
Food Products	4.3%
Automobiles	4.2%
Media	3.8%
Health Care Providers & Services	2.8%
Diversified Financial Services	2.4%
Wireless Telecommunication Services	2.1%
Electric Utilities	2.0%
Biotechnology	2.0%
Other	18.3%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	14.8%
AAA	30.1%
AA	9.1%
A	23.0%
BBB	20.7%
BB or Lower	2.3%
Total	100%

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	55.1%
Asset-Backed and Mortgage-Backed Securities	20.0%
$1,000 Par (or similar) Institutional Preferred	8.7%
Contingent Capital Securities	6.7%
Sovereign Debt	5.6%
U.S. Government and Agency Obligations	1.5%
Variable Rate Senior Loan Interests	0.7%
$25 Par (or similar) Retail Preferred	0.6%
Municipal Bonds	0.3%
Common Stocks	0.0%
Investments Purchased with Collateral from Securities Lending	2.7%
Money Market Funds	0.6%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	15.1%
Capital Markets	10.9%
Oil, Gas & Consumable Fuels	8.3%
Insurance	5.9%
Diversified Telecommunication Services	4.9%
Automobiles	3.4%
Media	3.1%
Beverages	3.0%
Chemicals	2.6%
Aerospace & Defense	2.5%
Consumer Finance	2.4%
Airlines	2.4%
Metals & Mining	2.4%
Industrial Conglomerates	2.2%
Health Care Providers & Services	2.2%
Diversified Financial Services	2.1%
Specialty Retail	2.0%
Equity Real Estate Investment Trusts	1.7%
Household Durables	1.6%
Food Products	1.5%
Other	19.8%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

U.S. Treasury/Agency	4.1%
AAA	13.3%
AA	3.3%
A	24.1%
BBB	35.2%
BB or Lower	20.0%
Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2018.

The beginning of the period for the funds is January 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$979.90	$976.20	$981.10	$981.10
Expenses Incurred During the Period	$3.83	$7.50	$2.31	$2.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.93	$1,017.21	$1,022.46	$1,022.17
Expenses Incurred During the Period	$3.91	$7.65	$2.36	$2.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 0.47% and 0.53% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$975.80	$972.80	$974.80	$977.80	$976.90
Expenses Incurred During the Period	$3.77	$7.44	$4.99	$2.26	$2.55
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.98	$1,017.26	$1,019.74	$1,022.51	$1,022.22
Expenses Incurred During the Period	$3.86	$7.60	$5.11	$2.31	$2.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02%, 0.46% and 0.52% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$999.60	$995.70	$997.60	$1,000.80	$999.60
Expenses Incurred During the Period	$4.96	$8.66	$6.19	$3.72	$4.96
Hypothetical Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,018.60	$1,021.08	$1,019.84
Expenses Incurred During the Period	$5.01	$8.75	$6.26	$3.76	$5.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.75% and 1.00% for Classes A, C, R3, I, and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$995.90	$992.80	$995.40	$999.30	$998.30
Expenses Incurred During the Period	$3.86	$7.56	$5.10	$1.44	$2.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.98	$1,017.46	$1,019.64	$1,023.11	$1,022.17
Expenses Incurred During the Period	$3.91	$7.65	$5.16	$1.45	$2.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 1.03%, 0.29% and 0.53% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,000.10	$996.10	$998.60	$1,001.30	$1,001.30
Expenses Incurred During the Period	$3.57	$7.28	$4.81	$2.13	$2.33
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.22	$1,017.50	$1,019.98	$1,022.66	$1,022.46
Expenses Incurred During the Period	$3.61	$7.35	$4.86	$2.16	$2.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.47%, 0.97%, 0.43% and 0.47% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$975.50	$972.40	$974.50	$977.60	$976.70	$975.50
Expenses Incurred During the Period	$4.07	$7.73	$5.29	$2.45	$2.84	$4.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.68	$1,016.96	$1,019.44	$1,022.32	$1,021.92	$1,020.68
Expenses Incurred During the Period	$4.16	$7.90	$5.41	$2.51	$2.91	$4.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08%, 0.50%, 0.58% and 0.83% for Classes A, C, R3, R6, I, and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of

Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund (six of the Funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

August 27, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Core Bond Fund

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.6%

	CORPORATE BONDS – 46.1%

	Aerospace & Defense – 0.4%

$525	Rockwell Collins Inc.	3.500%	3/15/27	BBB	$500,268

	Airlines – 0.3%

357	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	346,789

	Auto Components – 0.3%

355	Lear Corporation	5.375%	3/15/24	BBB–	368,208

	Automobiles – 1.2%

885	BMW US Capital LLC, 144A	3.450%	4/12/23	A+	875,421

750	General Motors Corporation	4.000%	4/01/25	BBB	727,641
1,635	Total Automobiles				1,603,062

	Banks – 7.7%

157	Bank of America Corporation	4.000%	4/01/24	A+	158,313

490	Bank of America Corporation	3.875%	8/01/25	A+	487,397

1,000	Bank of America Corporation	4.450%	3/03/26	A	1,002,141

140	Bank of America Corporation	3.419%	12/20/28	A+	131,782

460	Barclays Bank PLC	3.650%	3/16/25	A	430,851

645	Citigroup Inc.	4.500%	1/14/22	A	662,369

650	Citigroup Inc.	3.300%	4/27/25	A	622,999

365	Citigroup Inc.	4.300%	11/20/26	A–	356,040

807	Fifth Third Bancorp.	3.500%	3/15/22	A–	807,247

590	HSBC Holdings PLC	6.800%	6/01/38	A+	709,655

360	Huntington Bancshares Inc./OH	4.000%	5/15/25	A–	360,990

400	ING Groep N.V	3.950%	3/29/27	A+	391,705

505	JP Morgan Chase & Company	3.200%	1/25/23	AA–	495,803

695	JP Morgan Chase & Company	3.875%	9/10/24	A+	688,266

700	JP Morgan Chase & Company	4.260%	2/22/48	AA–	658,347

810	Santander UK PLC	2.125%	11/03/20	Aa3	786,258

570	SunTrust Banks Inc.	2.450%	8/01/22	A–	546,877

1,125	Wells Fargo & Company	3.550%	9/29/25	A+	1,090,202
10,469	Total Banks				10,387,242

	Beverages – 1.3%

1,395	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	1,366,107

420	Dr. Pepper Snapple Group Inc.	2.550%	9/15/26	BBB	367,473
1,815	Total Beverages				1,733,580

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology – 1.3%

$500	Baxalta, Inc.	4.000%	6/23/25	BBB–	$489,339

630	Biogen Inc.	3.625%	9/15/22	A–	628,813

595	Celgene Corporation, Convertible Notes	3.625%	5/15/24	BBB+	580,252
1,725	Total Biotechnology				1,698,404

	Capital Markets – 5.1%

665	Charles Schwab Corporation	3.000%	3/10/25	A	639,197

1,280	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,369,282

800	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	950,311

460	Lazard Group LLC	3.625%	3/01/27	A–	430,853

1,740	Morgan Stanley	4.000%	7/23/25	A	1,734,178

685	Morgan Stanley	3.950%	4/23/27	A–	652,765

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,083,717
6,735	Total Capital Markets				6,860,303

	Chemicals – 0.8%

500	Agrium Inc.	3.375%	3/15/25	BBB	470,482

550	LYB International Finance BV	4.000%	7/15/23	BBB+	551,008
1,050	Total Chemicals				1,021,490

	Commercial Services & Supplies – 0.3%

430	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	427,355

	Consumer Finance – 1.3%

710	American Express Company	2.650%	12/02/22	A	681,563

490	Capital One Financial Corporation.	3.750%	3/09/27	A–	463,848

545	Discover Financial Services	5.200%	4/27/22	BBB+	568,296
1,745	Total Consumer Finance				1,713,707

	Containers & Packaging – 0.3%

480	Packaging Corporation of America	3.650%	9/15/24	BBB	471,351

	Diversified Financial Services – 2.4%

990	Berkshire Hathaway Inc.	3.125%	3/15/26	AA	953,544

525	BNP Paribas, 144A	4.375%	5/12/26	A	509,181

365	Jefferies Group Inc.	4.850%	1/15/27	BBB	354,150

995	Rabobank Nederland	3.875%	2/08/22	Aa3	1,008,418

500	Voya Financial Inc.	3.650%	6/15/26	BBB	472,800
3,375	Total Diversified Financial Services				3,298,093

	Diversified Telecommunication Services – 1.9%

360	AT&T, Inc.	3.800%	3/15/22	A–	360,519

715	AT&T, Inc.	3.400%	5/15/25	A–	672,430

365	AT&T, Inc.	4.750%	5/15/46	A–	325,800

525	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	507,536

750	Verizon Communications	4.125%	8/15/46	A–	640,170
2,715	Total Diversified Telecommunication Services				2,506,455

Nuveen Core Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trusts – 0.7%

$635	American Tower Company	5.000%	2/15/24	BBB	$658,270

380	Crown Castle International Corporation	3.700%	6/15/26	BBB–	358,188
1,015	Total Equity Real Estate Investment Trusts				1,016,458

	Food & Staples Retailing – 0.9%

730	Sysco Corporation	3.750%	10/01/25	A3	720,073

515	Walgreen Company	3.100%	9/15/22	BBB	504,073
1,245	Total Food & Staples Retailing				1,224,146

	Food Products – 0.7%

500	Bunge Limited Finance Company	3.250%	8/15/26	BBB	456,202

525	Kraft Heinz Foods Co	3.000%	6/01/26	BBB	472,611
1,025	Total Food Products				928,813

	Health Care Providers & Services – 2.0%

630	Anthem, Inc.	3.125%	5/15/22	A	620,436

930	CVS Health Corporation.	3.875%	7/20/25	Baa1	909,078

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,198,190
2,775	Total Health Care Providers & Services				2,727,704

	Hotels, Restaurants & Leisure – 0.7%

1,025	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,008,484

	Household Durables – 0.4%

545	Newell Brands Inc.	4.200%	4/01/26	BBB–	526,328

	Industrial Conglomerates – 0.5%

635	GE Capital International Funding CO	4.418%	11/15/35	A	614,795

	Insurance – 3.8%

131	AFLAC Insurance	6.450%	8/15/40	A–	160,906

620	American International Group, Inc.	3.750%	7/10/25	BBB+	598,406

375	CNA Financial Corporation	3.450%	8/15/27	BBB+	347,283

750	Lincoln National Corporation	4.000%	9/01/23	A–	755,887

600	MetLife Inc.	3.000%	3/01/25	A–	569,203

940	Prudential Financial Inc.	3.500%	5/15/24	A	931,583

525	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	525,576

465	Symetra Financial Corporation	4.250%	7/15/24	Baa1	459,874

435	Unum Group	4.000%	3/15/24	BBB	431,460

365	Willis North America, Inc.	3.600%	5/15/24	BBB	352,593
5,206	Total Insurance				5,132,771

	Internet and Direct Marketing Retail – 0.4%

560	Amazon.com Incorporated.	3.800%	12/05/24	AA–	571,122

	Internet Software & Services – 0.5%

655	eBay Inc.	3.800%	3/09/22	BBB+	661,133

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	IT Services – 0.7%

$955	Visa Inc.	3.150%	12/14/25	A+	$923,707

	Machinery – 1.1%

830	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	815,856

640	John Deere Capital Corporation	2.650%	6/24/24	A	609,414
1,470	Total Machinery				1,425,270

	Media – 2.3%

605	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	612,687

885	Comcast Corporation	6.400%	4/30/40	A–	1,042,378

435	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	402,033

660	Discovery Communications Inc.	3.800%	3/13/24	BBB–	648,278

520	Viacom Inc.	4.375%	3/15/43	BBB	431,684
3,105	Total Media				3,137,060

	Metals & Mining – 0.4%

495	Nucor Corporation	4.000%	8/01/23	A–	503,380

	Multi-Utilities – 0.2%

285	Sempra Energy.	3.400%	2/01/28	BBB+	267,271

	Oil, Gas & Consumable Fuels – 2.3%

335	BP Capital Markets PLC	2.520%	9/19/22	A1	323,073

565	Chevron Corporation.	2.355%	12/05/22	Aa2	539,987

550	EOG Resources Inc.	4.100%	2/01/21	BBB+	561,223

340	Occidental Petroleum Corporation	3.400%	4/15/26	A	331,795

270	Sabine Pass Liquefaction LLC.	5.875%	6/30/26	BBB–	289,485

590	Spectra Energy Partners LP	4.750%	3/15/24	BBB+	601,908

540	Valero Energy Corporation	3.400%	9/15/26	BBB	511,109
3,190	Total Oil, Gas & Consumable Fuels				3,158,580

	Pharmaceuticals – 0.7%

995	Merck & Company Inc.	2.750%	2/10/25	AA	950,929

	Road & Rail – 0.7%

895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A+	886,356

	Semiconductors & Semiconductor Equipment – 1.0%

740	Applied Materials Inc.	4.300%	6/15/21	A–	764,310

630	Intel Corporation	3.150%	5/11/27	A+	609,995
1,370	Total Semiconductors & Semiconductor Equipment				1,374,305

	Specialty Retail – 0.7%

520	Home Depot, Inc.	2.625%	6/01/22	A	509,865

455	Lowes Companies, Inc.	3.100%	5/03/27	A–	429,857
975	Total Specialty Retail				939,722

	Tobacco – 0.4%

520	Reynolds American Inc.	3.250%	11/01/22	BBB+	509,684

Nuveen Core Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.4%

$510	Rogers Communications Inc.	3.625%	12/15/25	BBB+	$498,531
$62,862	Total Corporate Bonds (cost $63,112,435)				61,922,856

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES – 45.7%

$700	American Credit Acceptance Receivables Trust 2016-1A, 144A	5.550%	6/13/22	AA	$710,420

600	AmeriCold LLC Trust, Series 2010, 144A	6.031%	1/17/29	AA+	628,630

575	Avid Automobile Receivables Trust 2018-1, 144A	2.840%	8/15/23	A	571,993

260	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.507%	9/17/48	A–	253,604

165	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	133,375

650	BX TRUST BX 2018-MCSF A, 144A, (1-Month LIBOR reference rate + 0.577% spread), (4)	2.650%	4/16/35	AAA	644,038

457	CarNow Auto Receivables Trust 2017-1A, 144A	2.920%	9/15/22	A	454,310

500	Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/12/45	Aaa	494,494

725	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (4)	3.073%	4/15/36	Aaa	727,711

625	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.642%	10/10/48	A–	606,650

177	Conns Receivables Funding Trust II, Series 2017-B, 144A	2.730%	7/15/20	BBB	176,923

445	Countrywide Asset-Backed Securities Inc. , Asset-Backed Certificates Series 2003-BC3, 1-Month LIBOR reference rate + 0.620% spread), (4)	2.711%	9/25/33	A	434,277

368	DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/21/45	BBB	368,602

586	Domino’s Pizza Master Issuer LLC, 144A, 3-Month LIBOR reference rate + 1.250%), (4)	3.610%	7/25/47	BBB+	586,840

565	Fannie Mae, Connecticut Avenue Securities, Series 2017-C01, (1-Month LIBOR reference rate + 1.300% spread), (4)	3.391%	7/25/29	BBB+	568,922

200	Fannie Mae Grantor Trust, Series 2014-T1	2.898%	6/25/27	N/R	192,165

1,870	Fannie Mae Mortgage Pool FG G08687	4.000%	6/01/47	N/R	1,913,404

516	Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	N/R	553,565

826	Fannie Mae Mortgage Pool FN 890310	5.000%	8/01/37	N/R	884,611

984	Fannie Mae Mortgage Pool FN 960605	4.500%	2/01/40	N/R	1,035,201

1,318	Fannie Mae Mortgage Pool FN AB2085	4.500%	8/01/40	N/R	1,386,588

987	Fannie Mae Mortgage Pool FN AB9659	4.500%	12/01/40	N/R	1,038,365

1,569	Fannie Mae Mortgage Pool FN AD1593	4.000%	1/01/41	N/R	1,611,652

606	Fannie Mae Mortgage Pool FN AE0217	4.000%	2/01/41	N/R	622,372

1,610	Fannie Mae Mortgage Pool FN AE0981	4.000%	2/01/41	N/R	1,653,876

1,291	Fannie Mae Mortgage Pool FN AH3804	3.500%	3/01/41	N/R	1,295,132

1,441	Fannie Mae Mortgage Pool FN AH5575	4.500%	4/01/41	N/R	1,516,361

1,311	Fannie Mae Mortgage Pool FN AH8954	4.000%	4/01/41	N/R	1,346,390

747	Fannie Mae Mortgage Pool FN AL0160	4.500%	5/01/41	N/R	785,918

1,179	Fannie Mae Mortgage Pool FN AL0215	4.000%	4/01/42	N/R	1,210,920

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$2,354	Fannie Mae Mortgage Pool FN AS6398	3.000%	6/01/43	N/R	$2,300,555

1,057	Fannie Mae Mortgage Pool FN AU3353	3.000%	8/01/43	N/R	1,032,657

1,314	Fannie Mae Mortgage Pool FN BC0830	3.500%	12/01/45	N/R	1,311,451

455	Fannie Mae Mortgage Pool FN BE3671	3.500%	1/01/46	N/R	454,250

751	Fannie Mae Mortgage Pool FN BH7626	3.000%	4/01/46	N/R	728,534

1,516	Fannie Mae Mortgage Pool FN MA1028	4.000%	8/01/47	N/R	1,547,544

1	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates FNR 1990-89 K	6.500%	7/25/20	N/R	1,130

1,290	Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.000%	TBA	N/R	1,315,044

2	Federal Home Loan Mortgage Corporation, REMIC FHR 1167 E	7.500%	11/15/21	N/R	1,815

3	Federal Home Loan Mortgage Corporation, REMIC FHR 1286 A	6.000%	5/15/22	N/R	3,249

484	Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	479,360

510	Focus Brands Funding LLC, Asset Backed Security FOCUS 2017-1A A2II, 144A	5.093%	4/30/47	BBB	523,728

546	Freddie Mac Gold Pool FG G05852	5.500%	3/01/39	N/R	587,364

1,265	Freddie Mac Gold Pool FG Q54702	3.500%	3/01/48	N/R	1,258,749

675	Freddie Mac Structured Agency Credit Risk Debt Notes STACR 2018-SPI2 M1, 144A	3.820%	5/25/48	BBB–	675,242

705	Ginnie Mae Mortgage Pool G2 MA2521	3.500%	1/20/45	N/R	709,010

335	GLS Auto Receivables Trust 2017-1A, 144A	2.670%	4/15/21	A	334,506

1,941	Government National Mortgage Association Pool GN AA5391	3.500%	6/15/42	N/R	1,956,375

780	GS Mortgage Securities Corp Trust 2018-CHILL, 144A, (1-Month LIBOR reference rate + 0.750% spread), (4)	2.823%	2/17/37	Aaa	779,795

1,025	Invitation Homes 2018-SFR1 Trust, 144A, (1-Month LIBOR reference rate + 0.700% spread), (4)	2.785%	3/19/37	Aaa	1,022,255

564	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (4)	2.973%	6/18/37	Aaa	563,519

695	Invitation Homes 2018-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 1.000% spread), (4)	3.000%	7/17/37	Aaa	695,870

1,075	Invitation Homes Trust 2015-SFR3, 144A, (1-Month LIBOR reference rate + 1.300% spread), (4)	3.373%	8/19/32	N/R	1,076,752

339	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (4)	2.935%	12/19/36	Aaa	338,446

690	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON, 144A	3.735%	1/07/31	AAA	697,115

496	Jimmy Johns Funding LLC, 144A	4.846%	7/30/47	BBB	497,664

636	JP Morgan Mortgage Trust 2018-4, 144A	3.500%	10/25/48	Aaa	632,612

853	JP Morgan Mortgage Trust, Series 2016-A5, 144A	3.500%	5/25/46	Aaa	846,257

587	JP Morgan Mortgage Trust, Series 2017-1, 144A	3.500%	1/25/47	Aaa	583,973

1,000	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7	3.409%	10/17/50	Aaa	974,031

48	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AAA	48,397

624	Mid-State Trust 2010-1, 144A	7.000%	12/15/45	A	668,247

750	New Residential Advance Receivable Trust, Series 2016-T3, 144A	2.833%	10/16/51	AAA	731,700

775	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	769,402

Nuveen Core Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$547	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2017-3A, 144A	4.000%	4/25/57	AA+	$552,167

513	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2017-6A, 144A	4.000%	8/25/57	Aaa	517,868

527	New Residential Mortgage Loan Trust, Series 2017-1A, 144A	4.000%	2/25/57	AA+	531,277

950	OMART Receivables Trust, Series 2016-T1, 144A	2.521%	8/17/48	AAA	950,655

650	OMART Receivables Trust, Series 2017-T1, 144A	2.499%	9/15/48	AAA	649,226

565	OneMain Financial Issuance Trust, Series 2015-2A, 144A	3.100%	7/18/25	AA+	565,059

433	Sofi Professional Loan Program 2016-A LLC, 144A	2.760%	12/26/36	Aaa	427,716

394	Sofi Professional Loan Program 2016-E LLC, 144A	1.630%	1/25/36	Aaa	392,357

615	Sofi Professional Loan Program 2017-B LLC, 144A	2.740%	5/25/40	Aaa	606,014

535	Tricon American Homes Trust, Series 2017-SFRI, 144A	2.716%	9/19/34	Aaa	516,223

1,267	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	N/R	1,279,749

624	Wendys Funding LLC, Series 2015-1A, 144A	4.080%	6/15/45	BBB	631,306

858	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	N/R	867,301

500	American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	A2	523,176

818	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/01/20	N/R	821,176

942	Atlantic City Electric Transition Funding LLC, Transition Bonds, Series 2002-1	5.550%	10/20/23	Aaa	982,772
$60,732	Total Asset-Backed and Mortgage-Backed Securities (cost $61,412,701)				61,367,949

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.3%

$240	United States of America Treasury Bonds	2.250%	8/15/46	Aaa	$206,475

1,655	United States of America Treasury Bonds	2.750%	8/15/47	Aaa	1,577,616

1,925	United States of America Treasury Bonds, (3)	2.750%	11/15/47	Aaa	1,834,841

2,390	United States Treasury Note/Bond, (3)	3.000%	2/15/48	Aaa	2,395,601

1,050	United States Treasury Note/Bond, (3)	3.125%	5/15/48	Aaa	1,078,178

2,760	United States Treasury Notes	2.875%	11/15/46	Aaa	2,699,733
$10,020	Total U.S. Government and Agency Obligations (cost $9,705,373)				9,792,444

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5%

	Banks – 0.5%

$700	Wachovia Capital Trust III	5.570%	N/A (5)	Baa2	$693,000
$700	Total $1,000 Par (or similar) Institutional Preferred (cost $622,238)				693,000
	Total Long-Term Investments (cost $134,852,747)				133,776,249

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.4%

	Money Market Funds – 0.4%

582,295	First American Government Obligations Fund, Class X, (6)	1.806% (7)	$582,295
	Total Investments Purchased with Collateral from Securities Lending (cost $582,295)		582,295

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

861,862	First American Treasury Obligations Fund, Class Z	1.754% (7)	$861,862
	Total Short-Term Investments (cost $861,862)		861,862
	Total Investments (cost $136,296,904) 100.6%		135,220,406
	Other Assets Less Liabilities – (0.6)% (8)		(814,215)
	Net Assets – 100%		$134,406,191

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Short	(34)	9/18	$(7,207,236)	$(7,202,156)	$5,080	$1,062
U.S. Treasury 5-Year Note	Short	(158)	9/18	(17,925,576)	(17,951,516)	(25,940)	3,703
U.S. Treasury Long Bond	Long	12	9/18	1,720,870	1,740,000	19,130	375
U.S. Treasury Ultra 10-Year Note	Short	(76)	9/18	(9,686,721)	(9,745,813)	(59,092)	360
U.S. Treasury Ultra Bond	Long	49	9/18	7,682,194	7,818,563	136,369	(2,380)
Total				$(25,416,469)	$(25,340,922)	$75,547	$3,120
Total receivable for variation margin on futures contracts							$5,500
Total payable for variation margin on futures contracts							$(2,380)
*	The aggregate notional amount of long and short positions is $9,403,064 and $(34,819,533), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $565,082.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Perpetual security. Maturity date is not applicable.

(6)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

TBA	To be announced. Maturity date not known prior to the settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Core Plus Bond Fund

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.1%

	CORPORATE BONDS – 44.7%

	Aerospace & Defense – 1.3%

$1,530	Airbus SE, 144A	3.150%	4/10/27	A+	$1,462,361

1,295	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	1,279,654

1,625	Rockwell Collins Inc.	3.500%	3/15/27	BBB	1,548,447
4,450	Total Aerospace & Defense				4,290,462

	Air Freight & Logistics – 0.3%

1,095	FedEx Corporation	3.250%	4/01/26	BBB	1,048,132

	Airlines – 1.1%

1,211	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	1,175,479

1,265	British Airways 2018-1 Class AA Pass Through Trust, 144A	3.800%	9/20/31	Aa2	1,265,000

1,362	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	1,422,478
3,838	Total Airlines				3,862,957

	Automobiles – 1.2%

3,000	BMW US Capital LLC, 144A	3.100%	4/12/21	A+	2,981,280

1,015	BMW US Capital LLC, 144A	3.450%	4/12/23	A+	1,004,014
4,015	Total Automobiles				3,985,294

	Banks – 8.0%

1,105	Banco Santander SA	3.800%	2/23/28	A–	1,008,888

792	Bank of America Corporation	4.000%	4/01/24	A+	798,625

2,250	Bank of America Corporation	4.250%	10/22/26	A	2,222,593

2,322	Bank of America Corporation	3.419%	12/20/28	A+	2,185,695

1,815	Barclays Bank PLC	3.650%	3/16/25	A	1,699,987

1,695	Citigroup Inc.	4.500%	1/14/22	A	1,740,644

1,000	Citigroup Inc.	3.750%	6/16/24	A	987,898

795	Citigroup Inc.	3.200%	10/21/26	A	739,714

2,000	Citigroup Inc.	4.300%	11/20/26	A–	1,950,902

1,080	HSBC Holdings PLC.	4.375%	11/23/26	A+	1,063,128

990	Huntington Bancshares Inc./OH	4.000%	5/15/25	A–	992,722

1,000	ING Groep N.V	3.950%	3/29/27	A+	979,263

1,330	JP Morgan Chase & Company	4.500%	1/24/22	AA–	1,375,422

965	JP Morgan Chase & Company	3.200%	1/25/23	AA–	947,426

660	JP Morgan Chase & Company	3.900%	7/15/25	AA–	657,322

1,250	JP Morgan Chase & Company	4.260%	2/22/48	AA–	1,175,620

1,175	Lloyds Banking Group PLC	4.450%	5/08/25	A+	1,180,992

1,135	PNC Financial Services Inc.	3.150%	5/19/27	A+	1,078,489

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,263,427

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,445	SunTrust Banks Inc.	2.450%	8/01/22	A–	$1,386,380

1,680	Wells Fargo & Company	4.600%	4/01/21	A+	1,733,586
27,684	Total Banks				27,168,723

	Beverages – 1.1%

1,600	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	1,566,861

1,085	Heineken NV, 144A	3.500%	1/29/28	BBB+	1,043,730

1,085	Maple Escrow Subsidiary Inc., 144A	4.417%	5/25/25	BBB	1,090,215
3,770	Total Beverages				3,700,806

	Building Products – 0.5%

425	American Woodmark Corp, 144A	4.875%	3/15/26	BB	402,687

1,385	Owens Corning Incorporated	4.200%	12/15/22	BBB	1,387,979
1,810	Total Building Products				1,790,666

	Capital Markets – 5.2%

2,225	Charles Schwab Corporation.	2.650%	1/25/23	A	2,165,344

1,665	Deutsche Bank AG	4.875%	12/01/32	BBB	1,424,441

660	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	693,560

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,209,255

1,910	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	1,910,597

1,655	Lazard Group LLC	3.625%	3/01/27	A–	1,550,133

3,250	Morgan Stanley	5.500%	7/28/21	A	3,438,829

2,010	Morgan Stanley	3.950%	4/23/27	A–	1,915,412

1,140	Northern Trust Company	3.950%	10/30/25	A+	1,160,301
17,515	Total Capital Markets				17,467,872

	Chemicals – 0.9%

1,260	Agrium Inc.	3.375%	3/15/25	BBB	1,185,614

450	Chemours Co	5.375%	5/15/27	BB–	435,375

1,425	LYB International Finance BV	4.000%	7/15/23	BBB+	1,427,613
3,135	Total Chemicals				3,048,602

	Commercial Services & Supplies – 0.2%

710	Brinks Company, 144A	4.625%	10/15/27	BB+	656,750

	Communications Equipment – 0.3%

1,080	Qualcomm, Inc.	2.100%	5/20/20	A1	1,079,077

	Consumer Finance – 0.9%

1,450	Capital One Financial Corporation.	3.750%	3/09/27	A–	1,372,611

1,425	Ford Motor Credit Company	3.810%	1/09/24	BBB	1,382,699

350	Navient Corp	6.750%	6/15/26	BB	342,020
3,225	Total Consumer Finance				3,097,330

	Containers & Packaging – 0.3%

840	International Paper Company	8.700%	6/15/38	BBB	1,171,360

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 1.5%

$1,720	BNP Paribas, 144A	4.375%	5/12/26	A	$1,668,175

935	Jefferies Group Inc.	4.850%	1/15/27	BBB	907,206

555	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	511,876

1,880	Rabobank Nederland	3.950%	11/09/22	A	1,861,249
5,090	Total Diversified Financial Services				4,948,506

	Diversified Telecommunication Services – 1.8%

2,270	AT&T, Inc.	3.800%	3/15/22	A–	2,273,273

830	Qwest Corporation	6.750%	12/01/21	BBB–	883,131

1,275	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	1,232,588

800	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	726,944

1,260	Verizon Communications	4.125%	8/15/46	A–	1,075,486
6,435	Total Diversified Telecommunication Services				6,191,422

	Electrical Equipment – 0.2%

710	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	702,907

	Energy Equipment & Services – 0.6%

750	Ensco PLC	5.200%	3/15/25	BB–	622,500

1,070	Nabors Industries Inc., (3)	5.500%	1/15/23	BB	1,022,920

360	Oceaneering International Inc.	6.000%	2/01/28	BBB–	357,459
2,180	Total Energy Equipment & Services				2,002,879

	Equity Real Estate Investment Trusts – 0.9%

1,410	American Tower Company	5.000%	2/15/24	BBB	1,461,671

785	Crown Castle International Corporation	3.700%	6/15/26	BBB–	739,941

870	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	875,010
3,065	Total Equity Real Estate Investment Trusts				3,076,622

	Food & Staples Retailing – 0.3%

1,225	Sysco Corporation	3.300%	7/15/26	A3	1,158,077

	Food Products – 1.2%

1,200	Bunge Limited Finance Company	3.250%	8/15/26	BBB	1,094,885

1,045	Kraft Heinz Foods Company	4.375%	6/01/46	BBB	903,328

1,045	Smithfield Foods Inc., 144A	4.250%	2/01/27	BBB	1,005,190

1,025	Tyson Foods	3.950%	8/15/24	BBB	1,022,519
4,315	Total Food Products				4,025,922

	Health Care Providers & Services – 1.4%

695	Centene Escrow I Corp, 144A	5.375%	6/01/26	BB+	704,125

1,745	CVS Health Corp	4.300%	3/25/28	Baa1	1,720,604

740	HCA Inc.	5.500%	6/15/47	BBB–	678,950

540	Lifepoint Health Inc., (3)	5.375%	5/01/24	Ba2	519,750

1,150	UnitedHealth Group Incorporated	4.750%	7/15/45	A+	1,227,684
4,870	Total Health Care Providers & Services				4,851,113

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 0.5%

$345	1011778 BC ULC/New Red Finance Inc., 144A	5.000%	10/15/25	B–	$326,439

525	Hilton Domestic Operating Co Inc., 144A	5.125%	5/01/26	BB+	515,812

715	VOC Escrow Ltd, 144A	5.000%	2/15/28	Ba2	675,468
1,585	Total Hotels, Restaurants & Leisure				1,517,719

	Household Durables – 0.3%

875	Harman International Industries, Inc.	4.150%	5/15/25	BBB+	871,942

10	Lennar Corporation	4.750%	4/01/21	BB+	10,143
885	Total Household Durables				882,085

	Industrial Conglomerates – 0.9%

1,700	GE Capital International Funding CO	4.418%	11/15/35	A	1,645,908

1,550	Siemens Financieringsmaatschappij NV, 144A	3.400%	3/16/27	A+	1,501,685
3,250	Total Industrial Conglomerates				3,147,593

	Insurance – 2.6%

385	AFLAC Insurance	6.450%	8/15/40	A–	472,893

975	CNA Financial Corporation	3.450%	8/15/27	BBB+	902,935

585	Genworth Holdings Inc.	4.800%	2/15/24	B	507,488

1,530	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	1,589,431

1,215	Lincoln National Corporation	4.000%	9/01/23	A–	1,224,537

1,000	Symetra Financial Corporation	4.250%	7/15/24	Baa1	988,976

1,020	Unum Group	4.000%	3/15/24	BBB	1,011,700

850	Willis North America, Inc.	3.600%	5/15/24	BBB	821,108

1,440	XLIT Limited	4.450%	3/31/25	BBB	1,416,382
9,000	Total Insurance				8,935,450

	Internet Software & Services – 0.4%

1,370	eBay Inc.	3.800%	3/09/22	BBB+	1,382,827

	Machinery – 0.8%

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,211,663

1,590	John Deere Capital Corporation	2.650%	6/24/24	A	1,514,014
2,710	Total Machinery				2,725,677

	Media – 1.0%

685	Comcast Corporation	6.400%	5/15/38	A–	811,291

540	Comcast Corporation	6.400%	4/30/40	A–	636,027

715	SES SA, 144A	3.600%	4/04/23	BBB	694,480

1,290	Time Warner Inc.	3.875%	1/15/26	A–	1,238,434
3,230	Total Media				3,380,232

	Metals & Mining – 0.4%

1,080	Glencore Funding LLC, 144A	4.000%	3/27/27	BBB+	1,019,069

465	United States Steel Corp	6.250%	3/15/26	BB–	460,059
1,545	Total Metals & Mining				1,479,128

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 0.2%

$795	Sempra Energy.	3.400%	2/01/28	BBB+	$745,547

	Oil, Gas & Consumable Fuels – 3.8%

1,110	Baker Hughes a GE Co LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	A–	1,076,468

1,087	Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,338,913

850	BP Capital Markets PLC	2.520%	9/19/22	A1	819,737

1,105	Enterprise Products Operating LLC	2.800%	2/15/21	BBB+	1,090,792

1,200	Harvest Operations Corp, 144A	4.200%	6/01/23	AA	1,212,722

885	Occidental Petroleum Corporation	3.400%	4/15/26	A	863,644

630	Petro Canada	6.800%	5/15/38	A–	802,461

750	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	717,750

645	Sabine Pass Liquefaction LLC.	5.875%	6/30/26	BBB–	691,548

895	Sunoco Logistics Partners LP	4.000%	10/01/27	BBB–	836,051

495	Targa Resources Inc.	4.250%	11/15/23	BB–	475,200

875	Western Gas Partners LP	4.500%	3/01/28	BBB–	841,736

1,380	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	1,344,466

695	WPX Energy Inc.	5.750%	6/01/26	BB–	695,000
12,602	Total Oil, Gas & Consumable Fuels				12,806,488

	Paper & Forest Products – 0.3%

975	Domtar Corporation	6.750%	2/15/44	BBB–	1,031,427

	Personal Products – 0.1%

520	Coty Inc., 144A, (3)	6.500%	4/15/26	BB	498,875

	Pharmaceuticals – 0.4%

645	Endo Finance LLC, 144A	5.375%	1/31/23	B3	516,000

690	Teva Pharmaceutical Finance Netherlands III BV, (3)	6.750%	3/01/28	BB	703,023
1,335	Total Pharmaceuticals				1,219,023

	Road & Rail – 0.3%

440	The Hertz Corporation, 144A, (3)	7.625%	6/01/22	BB–	422,400

700	Union Pacific Corp	4.500%	9/10/48	A–	706,320
1,140	Total Road & Rail				1,128,720

	Semiconductors & Semiconductor Equipment – 0.7%

1,255	Intel Corporation	3.150%	5/11/27	A+	1,215,148

1,105	Texas Instruments Incorporated	2.900%	11/03/27	A+	1,045,020
2,360	Total Semiconductors & Semiconductor Equipment				2,260,168

	Software – 0.5%

410	CDK Global Inc.	5.875%	6/15/26	BB+	418,712

1,165	Microsoft Corporation	3.300%	2/06/27	AAA	1,149,777
1,575	Total Software				1,568,489

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 1.4%

$1,005	AutoNation Inc.	4.500%	10/01/25	BBB–	$997,858

1,380	Bed Bath and Beyond Incorporated	5.165%	8/01/44	Baa2	1,056,493

1,145	Lowes Companies, Inc.	3.100%	5/03/27	A–	1,081,728

1,515	O’Reilly Automotive Inc.	4.875%	1/14/21	Baa1	1,564,622
5,045	Total Specialty Retail				4,700,701

	Technology Hardware, Storage & Peripherals – 0.3%

1,000	Apple Inc.	3.850%	5/04/43	AA+	956,869

	Trading Companies & Distributors – 0.1%

245	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	228,463

	Wireless Telecommunication Services – 0.5%

470	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	431,695

1,146	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	1,132,737
1,616	Total Wireless Telecommunication Services				1,564,432
$153,840	Total Corporate Bonds (cost $154,911,243)				151,485,392

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED BACKED SECURITIES – 37.5%

$2,420	Ally Auto Receivables Trust, Series 2017-3	2.010%	3/15/22	Aaa	$2,374,082

2,590	American Express Credit Card Master Trust, Series 2017-1	1.930%	9/15/22	Aaa	2,551,920

1,529	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	1,545,029

3,165	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	AA–	3,352,912

2,165	Bank 2017, Mortgage Series BNK4	3.625%	5/17/50	Aaa	2,147,959

540	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.507%	9/17/48	A–	526,716

345	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	278,875

2,500	Bank of America Credit Card Trust, Series 2017-A1	1.950%	8/15/22	Aaa	2,461,870

63	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	5,934

1,100	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	BBB–	1,092,529

708	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	A+	713,922

1,510	capital One Multi-Asset Execution Trust, Series 2016-A4	1.330%	6/15/22	AAA	1,486,344

2,342	CitiBank Credit Card Issuance Trust, Series 2014-A1	2.880%	1/23/23	Aaa	2,335,269

2,360	Citibank Credit Card Issuance Trust, Series 2014-A6.	2.150%	7/15/21	Aaa	2,346,196

2,040	CitiBank Credit Card Issuance Trust, Series 2017-A8	1.860%	8/08/22	Aaa	1,992,283

1,785	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.259%	3/12/48	A–	1,727,558

1,485	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.642%	10/10/48	A–	1,441,401

1,795	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A, (1-Month LIBOR reference rate + 2.300% spread), (4)	4.373%	10/17/34	AA–	1,798,378

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGED BACKED SECURITIES (continued)

$1,762		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.171%	4/25/33	Ba1	$1,752,664

1,548		DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/21/45	N/R	1,552,009

930		Discover Card Execution Trust 2015-A2	1.900%	10/17/22	Aaa	913,595

1,485		Discover Card Execution Trust 2017-A2	2.390%	7/15/24	Aaa	1,450,239

1,662		Domino’s Pizza Master Issuer LLC, 144A, (3-Month LIBOR reference rate + 1.250% spread), (4)	3.610%	7/25/47	BBB+	1,666,028

1,732		Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	N/R	1,678,604

38		Fannie Mae Mortgage Pool FN 250551	7.000%	5/01/26	N/R	41,442

179		Fannie Mae Mortgage Pool FN 252255	6.500%	2/01/29	N/R	196,997

359		Fannie Mae Mortgage Pool FN 254169	6.500%	12/01/31	N/R	395,824

351		Fannie Mae Mortgage Pool FN 254379	7.000%	7/01/32	N/R	390,826

192		Fannie Mae Mortgage Pool FN 254513	6.000%	10/01/22	N/R	210,307

612		Fannie Mae Mortgage Pool FN 255575	5.500%	1/01/25	N/R	655,375

108		Fannie Mae Mortgage Pool FN 256845	6.500%	8/01/37	N/R	120,819

419		Fannie Mae Mortgage Pool FN 256852	6.000%	8/01/27	N/R	457,564

81		Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	N/R	84,735

26		Fannie Mae Mortgage Pool FN 340798	7.000%	4/01/26	N/R	26,509

120		Fannie Mae Mortgage Pool FN 545813	7.000%	7/01/32	N/R	133,487

83		Fannie Mae Mortgage Pool FN 545815	7.000%	7/01/32	N/R	94,750

454		Fannie Mae Mortgage Pool FN 555798	6.500%	5/01/33	N/R	503,377

594		Fannie Mae Mortgage Pool FN 688330	6.000%	3/01/33	N/R	661,893

1,221		Fannie Mae Mortgage Pool FN 709446	5.500%	7/01/33	N/R	1,333,237

925		Fannie Mae Mortgage Pool FN 735273	6.500%	6/01/34	N/R	1,022,570

445		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	N/R	479,671

94		Fannie Mae Mortgage Pool FN 781776	6.000%	10/01/34	N/R	102,900

254		Fannie Mae Mortgage Pool FN 885536	6.000%	8/01/36	N/R	278,790

393		Fannie Mae Mortgage Pool FN 900555	6.000%	9/01/36	N/R	440,777

1,276		Fannie Mae Mortgage Pool FN 932323	4.500%	12/01/39	N/R	1,341,889

—	(5)	Fannie Mae Mortgage Pool FN 983077	5.000%	5/01/38	N/R	126

—	(5)	Fannie Mae Mortgage Pool FN 985344	5.500%	7/01/38	N/R	83

1,515		Fannie Mae Mortgage Pool FN AC1877	4.500%	9/01/39	N/R	1,592,967

1,367		Fannie Mae Mortgage Pool FN AD4375	5.000%	5/01/40	N/R	1,461,196

2,794		Fannie Mae Mortgage Pool FN AE7265	4.000%	1/01/41	N/R	2,869,540

1,511		Fannie Mae Mortgage Pool FN AS3907	4.000%	11/01/44	N/R	1,543,727

3,447		Fannie Mae Mortgage Pool FN AS6386	3.000%	12/01/45	N/R	3,343,650

1,943		Fannie Mae Mortgage Pool FN AS6652	3.500%	2/01/46	N/R	1,939,408

2,111		Fannie Mae Mortgage Pool FN AS6880	3.500%	3/01/46	N/R	2,107,050

3,190		Fannie Mae Mortgage Pool FN AS7544	3.500%	7/01/46	N/R	3,183,857

2,599		Fannie Mae Mortgage Pool FN AT2722	3.000%	5/01/43	N/R	2,538,526

696		Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	N/R	714,309

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGED BACKED SECURITIES (continued)

$1,438		Fannie Mae Mortgage Pool FN MA2484	4.000%	12/01/45	N/R	$1,466,985

3,179		Fannie Mae Mortgage Pool FN MA3058	4.000%	7/01/47	N/R	3,244,476

3,571		Fannie Mae Mortgage Pools FN BC0823	3.500%	4/01/46	N/R	3,564,706

—	(5)	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1988-24 G	7.000%	10/25/18	N/R	73

—	(5)	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1989-44 H	9.000%	7/25/19	N/R	152

—	(5)	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1989-90 E	8.700%	12/25/19	N/R	268

3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1990-102 J	6.500%	8/25/20	N/R	3,368

21		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1990-105 J	6.500%	9/25/20	N/R	21,279

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1990-30 E	6.500%	3/25/20	N/R	580

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1990-61 H	7.000%	6/25/20	N/R	1,988

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1990-72 B	9.000%	7/25/20	N/R	1,735

18		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1991-134 Z	7.000%	10/25/21	N/R	18,162

6		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1991-56 M	6.750%	6/25/21	N/R	6,429

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1992-120 C	6.500%	7/25/22	N/R	1,739

105		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 1996-35 Z	7.000%	7/25/26	N/R	113,281

608		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates FNR 2005-62 JE	5.000%	6/25/35	N/R	624,985

647		Fannie Mae REMIC Pass-Through Certificates FNW 2003-W1 B1	3.623%	12/25/42	CCC	236,185

1,000		Fannie Mae TBA, Mortgage Pool, (WI/DD)	5.000%	TBA	N/R	1,059,204

360		Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.500%	TBA	N/R	374,829

7,690		Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.500%	TBA	N/R	7,644,814

2		Federal Home Loan Mortgage Corporation, REMIC FHR 1022 J	6.000%	12/15/20	N/R	1,762

3		Federal Home Loan Mortgage Corporation, REMIC FHR 1118 Z	8.250%	7/15/21	N/R	3,349

2		Federal Home Loan Mortgage Corporation, REMIC FHR 162 F	7.000%	5/15/21	N/R	2,374

2		Federal Home Loan Mortgage Corporation, REMIC FHR 1790 A	7.000%	4/15/22	N/R	1,726

14		Federal Home Loan Mortgage Corporation, REMIC FHR 188 H	7.000%	9/15/21	N/R	14,196

183		Federal Home Loan Mortgage Corporation, REMIC FHR 3591 FP, (1-Month LIBOR reference rate + 0.600% spread), (4)	2.673%	6/15/39	N/R	183,793

1,815		Fifth Third Auto Trust, Series 2017-1	1.800%	2/15/22	Aaa	1,789,668

1,580		Flagstar Mortgage Trust 2018-4, 144A	4.000%	7/25/48	Aaa	1,588,695

1,356		Focus Brands Funding LLC, Asset Backed Security FOCUS 2017-1A A2II, 144A	5.093%	4/30/47	BBB	1,393,218

148		Freddie Mac Mortgage Pool, Various FG A15521	6.000%	11/01/33	N/R	162,270

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED BACKED SECURITIES (continued)

$319	Freddie Mac Mortgage Pool, Various FG A17212	6.500%	7/01/31	N/R	$355,786

189	Freddie Mac Mortgage Pool, Various FG C00676	6.500%	11/01/28	N/R	209,906

83	Freddie Mac Mortgage Pool, Various FG H09059	7.000%	8/01/37	N/R	88,680

373	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	400,639

433	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	461,620

1,175	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	950,491

1,932	Government National Mortgage Association Pool G2 4946	4.500%	2/20/41	N/R	2,030,318

72	Government National Mortgage Association Pool GN 537699	7.500%	11/15/30	N/R	77,431

1,547	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (4)	2.973%	6/18/37	Aaa	1,545,936

851	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (4)	2.935%	12/19/36	Aaa	851,093

1,910	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates Trust 2017-MAUI, 144A, (1-Month LIBOR reference rate + 0.830% spread), (4)	2.876%	7/17/34	AAA	1,908,799

2,055	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2017-JP5	3.723%	3/17/50	Aaa	2,050,982

73	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AAA	72,596

1,282	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,381,330

1,290	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.913%	6/17/47	BBB–	1,141,018

895	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.382%	4/17/48	BBB–	761,948

446	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	454,504

1,455	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	1,426,231

1,360	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2017-6A, 144A	4.000%	8/25/57	Aaa	1,372,351

1,915	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	1,915,829

1,907	Shellpoint Co-Originator Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	1,886,476

1,433	Starwood Waypoint Homes Trust, 2017-1, 144A, (1-Month LIBOR + 0.950% spread), (4)	3.035%	1/22/35	Aaa	1,438,838

862	Taco Bell Funding LLC, Series 2016-1A, 144A	4.377%	5/25/46	BBB	874,329

1,400	Tricon American Homes Trust, Series 2017-SFRI, 144A	2.716%	9/19/34	Aaa	1,350,863

1,920	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	N/R	1,940,100

1,435	Volkswagen Auto Loan Enhanced, (WI/DD)	2.810%	7/20/21	AAA	1,434,988

980	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.802%	10/20/35	D	960,134

2,650	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29	3.637%	6/17/48	Aaa	2,652,446

920	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.646%	9/17/58	BBB–	822,242

1,240	World Omni Auto Receivables Trust, Series 2016-B	1.300%	2/15/22	AAA	1,224,320
$127,118	Total Asset-Backed and Mortgaged-Backed Securities (cost $126,985,341)				127,029,007

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.4%

	Automobiles – 0.1%

155	General Motors Financial Company Inc., (3)	5.750%	N/A (6)	BB+	$148,606

	Banks – 1.6%

890	Bank of America Corp	5.875%	N/A (6)	BBB–	869,975

835	Bank of America Corporation	6.300%	N/A (6)	BBB–	882,846

1,500	JP Morgan Chase & Company	6.750%	N/A (6)	BBB	1,631,250

1,100	KeyCorp Convertible Preferred Stock	5.000%	N/A (6)	Baa3	1,070,300

1,085	SunTrust Bank Inc.	5.050%	N/A (6)	Baa3	1,064,602
5,410	Total Banks				5,518,973

	Capital Markets – 0.7%

755	Bank of New York Mellon	4.950%	N/A (6)	Baa1	771,950

780	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	762,450

625	State Street Corporation	5.250%	N/A (6)	Baa1	642,031
2,160	Total Capital Markets				2,176,431

	Commercial Services & Supplies – 0.2%

770	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	793,100

	Consumer Finance – 0.7%

985	American Express Company	5.200%	N/A (6)	Baa2	998,544

1,165	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	1,190,280
2,150	Total Consumer Finance				2,188,824

	Food Products – 0.4%

1,300	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	1,430,000

	Industrial Conglomerates – 0.5%

1,851	General Electric Capital Corporation	5.000%	N/A (6)	BBB+	1,826,012

	Insurance – 2.2%

1,220	Aegon NV	5.500%		Baa1	1,171,246

1,000	Allstate Corporation	5.750%	8/15/53	Baa1	1,027,500

1,220	American International Group Inc.	5.750%	4/01/48	Baa2	1,201,700

1,245	MetLife Inc.	5.250%	N/A (6)	BBB	1,266,538

1,395	Principal Financial Group	4.700%	5/15/55	BBB	1,398,488

1,500	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,494,375
7,580	Total Insurance				7,559,847
$21,376	Total $1,000 Par (or similar) Institutional Preferred (cost $21,201,330)				21,641,793

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 4.4%

	Argentina – 0.3%

$1,100	Republic of Argentina.	6.875%	1/11/48	B+	$828,311

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Egypt – 0.3%

$1,200		Egypt Government International Bond, 144A	5.577%	2/21/23	B	$1,137,000

		Germany – 2.1%

2,800	EUR	Bundesrepublik Deutschland Bundesanleihe, Reg S	0.500%	2/15/28	Aaa	3,326,648

3,100	EUR	Deutschland Republic, Reg S	0.250%	2/15/27	Aaa	3,637,869
		Total Germany				6,964,517

		Honduras – 0.2%

700		Honduras Government, 144A	8.750%	12/16/20	BB–	756,665

		Oman – 0.4%

1,250		Oman Government International Bond, 144A	5.625%	1/17/28	Baa3	1,176,562

		Saudi Arabia – 0.7%

2,450		Saudi Government International Bond, 144A	4.000%	4/17/25	A1	2,437,897

		Sri Lanka – 0.4%

700		Republic of Sri Lanka, 144A	6.125%	6/03/25	B+	654,104

850		Sri Lanka Government International Bond, 144A	6.750%	4/18/28	B1	802,103
		Total Sri Lanka				1,456,207
		Total Sovereign Debt (cost $15,111,410)				14,757,159

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.1%

$5,285		United States of America Treasury Bonds	2.750%	11/15/47	Aaa	$5,037,472

3,616		United States Treasury Notes.	0.500%	1/15/28	Aaa	3,537,052

2,100		United States Treasury Notes	1.750%	9/30/22	Aaa	2,019,363
$11,001		Total U.S. Government and Agency Obligations (cost $10,708,049)				10,593,887

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CONTINGENT CAPITAL SECURITIES – 2.7% (8)

		Banks – 2.1%

$770		Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (6)	Baa2	$782,513

2,270		Credit Agricole SA, 144A	7.875%	N/A (6)	BBB–	2,315,400

1,525		Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	1,488,781

870		Societe Generale SA, 144A	6.750%	N/A (6)	BB+	798,225

590		Standard Chartered PLC, 144A	7.500%	N/A (6)	Ba1	604,750

1,230		UniCredit SpA, Reg S	8.000%	N/A (6)	B+	1,152,820
7,255		Total Banks				7,142,489

		Capital Markets – 0.3%

925		UBS Group AG, Reg S	7.000%	N/A (6)	BBB–	937,719

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 0.3%

$1,175	BNP Paribas, 144A	7.375%	N/A (6)	BBB–	$1,201,437
$9,355	Total Contingent Capital Securities (cost $10,053,133)				9,281,645

Principal Amount (000)	Description (1)	Optional Call Provisions (9)		Ratings (2)	Value

	MUNICIPAL BONDS – 0.3%

	Georgia – 0.3%

$750	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call		A–	$906,705
$750	Total Municipal Bonds (cost $815,869)				906,705
	Total Long-Term Investments (cost $339,786,375)				335,695,588

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.0%

	Money Market Funds – 1.0%

3,480,585	First American Government Obligations Fund, Class X, (10)	1.806% (11)			$3,480,585
	Total Investments Purchased with Collateral from Securities Lending (cost $3,480,585)				3,480,585

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 1.0%

3,373,159	First American Treasury Obligations Fund, Class Z	1.754% (11)			$3,373,159
	Total Short-Term Investments (cost $3,373,159)				3,373,159
	Total Investments (cost $346,640,119) – 101.1%				342,549,332
	Other Assets Less Liabilities – (1.1)% (12)				(3,824,968)
	Net Assets – 100%				$338,724,364

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	3,400,122	Euro	2,900,000	Bank of America, N.A.	8/08/18	$3,198
U.S. Dollar	3,593,976	Euro	3,065,000	Bank of America, N.A.	8/08/18	3,778
Total						$6,976
Total unrealized appreciation on forward foreign currency contracts						$6,976
Total unrealized depreciation on forward foreign currency contracts						$—

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bund	Long	24	9/18	$4,506,895	$4,555,827	$48,932	$2,523
U.S. Treasury 5-Year Note	Long	63	9/18	7,142,400	7,157,883	15,483	(1,476)
U.S. Treasury 10-Year Note	Short	(426)	9/18	(50,946,365)	(51,199,875)	(253,510)	—
U.S. Treasury Long Bond	Long	84	9/18	12,028,904	12,180,000	151,096	2,625
U.S. Treasury Ultra 10-Year Note	Short	(94)	9/18	(12,048,279)	(12,054,031)	(5,752)	406
U.S. Treasury Ultra Bond	Long	69	9/18	10,779,186	11,009,812	230,626	(4,313)
Total				$(28,537,259)	$(28,350,384)	$186,875	$(235)
Total receivable for variation margin on futures contracts							$5,554
Total payable for variation margin on futures contracts							$(5,789)
*	The aggregate notional amount of long and short positions is $34,457,385 and $(62,994,644), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,352,165.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(10)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen High Income Bond Fund

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.8%

	CORPORATE BONDS – 84.9%

	Aerospace & Defense – 0.3%

$1,000	Arconic Inc.	5.900%	2/01/27	BBB–	$1,007,500

	Airlines – 0.7%

2,000	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	1,990,000

	Automobiles – 0.3%

910	Jaguar Land Rover Automotive PLC, 144A	4.500%	10/01/27	BB+	812,175

	Banks – 0.5%

1,300	Curo Financial Technologies Corporation, 144A	12.000%	3/01/22	B–	1,410,500

	Building Products – 0.6%

2,000	Ashton Woods USA LLC / Ashton Woods Finance Company, 144A	6.750%	8/01/25	B–	1,900,000

	Capital Markets – 1.4%

1,750	DKT Finance ApS, 144A, (WI/DD)	9.375%	6/17/23	B–	1,769,687

2,325	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	2,435,438
	Total Capital Markets				4,205,125

	Chemicals – 5.4%

1,500	CF Industries Inc.	5.375%	3/15/44	BB+	1,323,750

1,077	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	1,109,310

2,500	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	2,443,750

3,000	Hexion Inc.	6.625%	4/15/20	CCC+	2,809,200

2,000	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	1,995,000

1,750	OCI NV, 144A	6.625%	4/15/23	BB–	1,777,475

2,800	Rayonier AM Products Inc., 144A, (4)	5.500%	6/01/24	BB–	2,632,000

2,500	Tronox Inc., 144A	6.500%	4/15/26	B–	2,484,375
	Total Chemicals				16,574,860

	Commercial Services & Supplies – 3.2%

1,500	ADT Corp/The	4.125%	6/15/23	BB–	1,406,250

825	APX Group, Inc.	7.875%	12/01/22	B1	819,844

2,000	APX Group, Inc., (4)	7.625%	9/01/23	CCC	1,775,000

1,800	Arch Merger Sub Inc., 144A, (4)	8.500%	9/15/25	B–	1,678,500

2,600	Brinks Company, 144A	4.625%	10/15/27	BB+	2,405,000

2,000	Olympus Merger Sub, Inc., 144A	8.500%	10/15/25	B3	1,825,000
	Total Commercial Services & Supplies				9,909,594

	Construction & Engineering – 1.4%

2,000	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	2,030,000

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Construction & Engineering (continued)

$1,500	Michael Baker Holdings LLC Finance Corporation, 144A	8.750%	3/01/23	Caa1	$1,462,500

750	New Enterprise Stone & Lime Co Inc., 144A	6.250%	3/15/26	B+	757,500
	Total Construction & Engineering				4,250,000

	Consumer Finance – 1.8%

1,500	Enova International, Inc., 144A	8.500%	9/01/24	B–	1,552,500

1,000	Navient Corporation	5.500%	1/25/23	BB	982,500

3,000	TMX Finance LLC / TitleMax Finance Corp, 144A	11.125%	4/01/23	B–	3,045,000
	Total Consumer Finance				5,580,000

	Distributors – 0.7%

2,250	American Builders & Contractors Supply Co Inc., 144A	5.875%	5/15/26	B+	2,213,437

	Diversified Financial Services – 4.9%

2,000	Avation Capital SA, 144A	6.500%	5/15/21	BB–	2,010,000

2,470	CNG Holdings Inc., 144A	9.375%	5/15/20	CCC+	2,451,475

2,500	Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	2,399,250

1,750	Jefferies Finance LLC Corporation, 144A	7.250%	8/15/24	BB–	1,715,000

2,750	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	2,715,048

1,500	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	1,383,450

1,000	Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	1,000,130

1,500	Ziggo Secured Finance BV, 144A	5.500%	1/15/27	BB	1,401,150
	Total Diversified Financial Services				15,075,503

	Diversified Telecommunication Services – 5.8%

2,000	Embarq Corporation	7.995%	6/01/36	BB	1,887,500

2,425	GCI Inc.	6.875%	4/15/25	B+	2,510,603

1,500	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	1,345,800

1,500	IntelSat Limited	8.125%	6/01/23	CCC–	1,211,250

1,900	Level 3 Financing Inc.	5.250%	3/15/26	BB	1,807,090

2,000	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,972,500

3,000	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,726,040

1,164	Windstream Corporation, (4)	7.750%	10/15/20	B	1,044,690

3,174	Xplornet Communications, Inc., 144A, (cash 9.625%, PIK 10.625%)	9.625%	6/01/22	CCC	3,300,569
	Total Diversified Telecommunication Services				17,806,042

	Electric Utilities – 0.4%

1,350	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	1,318,788

1,000	Texas Competitive Electric Holdings Co LLC / TCEH Finance, Inc., 144A	11.500%	10/01/20	N/R	10
	Total Electric Utilities				1,318,798

	Energy Equipment & Services – 1.5%

1,500	Ensco PLC.	7.750%	2/01/26	BB–	1,417,050

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Energy Equipment & Services (continued)

$771	Murray Energy Corp, 144A	11.250%	4/15/21	CCC	$462,600

1,170	Pacific Drilling V Limited, 144A, (5)	7.250%	12/01/18	N/R	585,000

3,029	Parker Drilling Company, (4)	6.750%	7/15/22	B–	2,211,170
	Total Energy Equipment & Services				4,675,820

	Equity Real Estate Investment Trusts – 1.0%

2,000	CBL & Associates LP, (4)	5.950%	12/15/26	BBB–	1,683,830

1,500	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	1,432,800
	Total Equity Real Estate Investment Trusts				3,116,630

	Food & Staples Retailing – 2.1%

1,400	Albertsons Cos LLC/Safeway Inc./New Albertron’s Inc./Albertson’s LLC, (4)	6.625%	6/15/24	B+	1,319,500

1,819	Albertson’s, Inc.	7.450%	8/01/29	B–	1,473,390

2,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	2,028,000

1,500	Supervalu Inc.	7.750%	11/15/22	B	1,541,250
	Total Food & Staples Retailing				6,362,140

	Food Products – 2.8%

1,500	ESAL GmbH, 144A, (4)	6.250%	2/05/23	BB–	1,396,875

1,800	Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB–	1,656,000

2,000	JBS USA LUX SA / JBS USA Finance Inc. 144A	6.750%	2/15/28	B+	1,889,400

2,000	Minerva Luxembourg SA, 144A, (4)	6.500%	9/20/26	BB–	1,832,500

2,000	Post Holdings Inc., 144A	5.625%	1/15/28	B	1,875,000
	Total Food Products				8,649,775

	Gas Utilities – 0.5%

1,500	Superior Plus LP / Superior General Partner Inc. 144A	7.000%	7/15/26	BB	1,511,250

	Health Care Providers & Services – 2.6%

174	CHS/Community Health Systems Inc., 144A, (4)	8.125%	6/30/24	CCC–	143,767

1,567	Community Health Systems, Inc.	6.875%	2/01/22	CCC–	799,170

975	Community Health Systems, Inc.	6.250%	3/31/23	B	892,125

1,775	HCA Inc.	5.250%	6/15/26	BBB–	1,762,930

1,000	Lifepoint Health Inc., (4)	5.375%	5/01/24	Ba2	962,500

3,375	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	3,467,812
	Total Health Care Providers & Services				8,028,304

	Health Care Technology – 0.8%

2,500	Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	2,553,125

	Hotels, Restaurants & Leisure – 3.5%

2,250	1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	2,137,500

1,500	Golden Nugget, Inc., 144A	8.750%	10/01/25	CCC+	1,540,815

1,000	Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	990,000

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Hotels, Restaurants & Leisure (continued)

$1,500	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB–	$1,361,250

1,500	Scientific Games International Inc., 144A	5.000%	10/15/25	Ba3	1,428,750

1,500	Stars Group Holdings BV / Stars Group US Co-Borrower LLC, 144A, (WI/DD)	7.000%	7/15/26	B–	1,515,000

2,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	5.250%	5/15/27	BB–	1,870,000
	Total Hotels, Restaurants & Leisure				10,843,315

	Household Durables – 1.5%

1,700	Apex Tool Group LLC / BC Mountain Finance Inc., 144A, (4)	9.000%	2/15/23	B–	1,644,750

3,290	Beazer Homes USA Inc.	5.875%	10/15/27	B–	2,865,656
	Total Household Durables				4,510,406

	Independent Power & Renewable Electricity Producers – 2.5%

2,500	Calpine Corporation, 144A	5.250%	6/01/26	BB+	2,356,250

1,000	GenOn Energy Inc., (5)	9.500%	10/15/18	N/R	910,000

3,350	Talen Energy Supply LLC, (4)	6.500%	6/01/25	B+	2,554,375

2,000	TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	1,895,000
	Total Independent Power & Renewable Electricity Producers				7,715,625

	Industrial Conglomerates – 0.4%

1,250	Techniplas, LLC, 144A	10.000%	5/01/20	B–	1,112,500

	Insurance – 0.9%

2,000	Genworth Holdings Inc.	4.800%	2/15/24	B	1,735,000

1,000	Wand Merger Corp, 144A, (WI/DD)	9.125%	7/15/26	B2	1,010,000
	Total Insurance				2,745,000

	Internet and Direct Marketing Retail – 0.6%

1,750	Netflix Inc. 144A	5.875%	11/15/28	Ba3	1,766,975

	Internet Software & Services – 1.1%

2,300	Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A, (4)	8.625%	11/15/24	BB–	2,311,500

2,000	Sungard Availability Services Capital, Inc., 144A	8.750%	4/01/22	Caa2	1,180,000
	Total Internet Software & Services				3,491,500

	Leisure Products – 0.6%

2,000	Mattel Inc., 144A	6.750%	12/31/25	BB	1,947,500

	Machinery – 0.7%

2,050	Navistar International Corporation, 144A	6.625%	11/01/25	B–	2,106,375

	Marine – 1.4%

2,000	Eletson Holdings Inc., 144A	9.625%	1/15/22	Caa2	1,260,000

1,500	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B–	1,231,875

2,000	Navios Maritime Holdings Inc., 144A	11.250%	8/15/22	B	1,900,000
	Total Marine				4,391,875

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Media – 3.6%

$1,500		Altice S.A, 144A	7.750%	5/15/22	B–	$1,451,250

1,000		AMC Networks Inc.	4.750%	8/01/25	BB	961,260

2,000		CBS Radio, Inc., 144A	7.250%	11/01/24	B–	1,905,000

1,000		CSC Holdings Inc., 144A	5.375%	2/01/28	Ba2	925,000

950		iHeartCommunications, Inc., (5)	7.250%	10/15/27	C	232,750

2,200		McGraw-Hill Global Education Holdings, 144A	7.875%	5/15/24	BB+	2,035,000

2,000		Meredith Corporation, 144A	6.875%	2/01/26	B	1,972,500

1,975	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,564,782
		Total Media				11,047,542

		Metals & Mining – 7.2%

2,000		AK Steel Corporation, (4)	7.000%	3/15/27	B–	1,900,000

2,000		Aleris International Inc., 144A, (4)	10.750%	7/15/23	CCC+	2,012,500

1,200		Commercial Metals Co, 144A	5.750%	4/15/26	BB+	1,158,000

2,000		FMG Resources, 144A, (4)	5.125%	5/15/24	BB+	1,902,500

1,652		Freeport-McMoRan Inc.	5.400%	11/14/34	BB+	1,499,190

2,045		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	2,106,350

3,504		Northland Resources AB, 144A, Reg S, (5)	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, 144A, Reg S, (5)	4.000%	10/15/20	N/R	16

2,000		Northwest Acquisition/Dominion Finco Inc. , 144A	7.125%	11/01/22	BB	1,995,000

1,500		Novelis Corp, 144A	6.250%	8/15/24	B+	1,500,000

1,500		SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	1,526,250

2,630		Taseko Mines Limited, 144A	8.750%	6/15/22	B	2,682,600

2,000		United States Steel Corporation	6.875%	8/15/25	BB–	2,011,900

1,750		Warrior Met Coal LLC, 144A	8.000%	11/01/24	BB–	1,806,875
		Total Metals & Mining				22,136,225

		Multiline Retail – 0.6%

1,000		J.C. Penney Company Inc.	7.400%	4/01/37	B+	580,000

1,500		JC Penney Corp Inc., 144A	8.625%	3/15/25	BB–	1,271,250
		Total Multiline Retail				1,851,250

		Oil, Gas & Consumable Fuels – 13.3%

2,834		Armstrong Energy Inc., (5)	11.750%	12/15/19	N/R	14,170

2,125		Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	2,337,500

1,500		Calfrac Holdings LP, 144A	8.500%	6/15/26	B–	1,507,500

1,150		California Resources Corporation, 144A, (4)	8.000%	12/15/22	CCC+	1,043,625

1,000		CGG Holding US Inc. 144A	9.000%	5/01/23	B	1,032,500

2,500		Chesapeake Energy Corp, (4)	8.000%	6/15/27	CCC+	2,543,750

2,000		Denbury Resources Incorporated	4.625%	7/15/23	CCC–	1,745,600

2,000		DOF Subsea AS, 144A, Reg S	9.500%	3/14/22	N/R	1,899,540

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,675	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	9.375%	5/01/24	Caa2	$1,373,500

1,500	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	8.000%	2/15/25	Caa2	1,162,500

2,900	Genesis Energy LP	6.500%	10/01/25	BB–	2,784,000

856	Golden Close Maritime Corporation Limited, 144A, Reg S, (5)	8.000%	3/29/22	N/R	645,934

2,220	MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	2,072,925

2,704	Metro Exploration Holding Inc., (5)	11.500%	2/16/20	N/R	270

3,000	Moss Creek Resources Holdings, 144A	7.500%	1/15/26	B+	2,931,480

1,000	PBF Holding Company LLC.	7.250%	6/15/25	BB	1,051,250

3,000	Peabody Energy Corporation, (5), (6)	6.500%	9/15/20	NA	—

1,750	Petrobras Global Finance BV	7.375%	1/17/27	Ba2	1,747,813

2,000	Point Resources AS	8.500%	9/20/24	N/R	1,988,970

3,000	Shelf Drilling Holdings Ltd, 144A	8.250%	2/15/25	B2	3,022,500

2,800	Southwestern Energy Company	7.500%	4/01/26	BB	2,898,000

2,000	Sunoco LP / Sunoco Finance Corp, 144A	4.875%	1/15/23	BB	1,920,000

1,500	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	5.875%	4/15/26	BB–	1,511,250

2,500	Ultra Resources, Inc., 144A, (4)	7.125%	4/15/25	BB	1,756,250

2,098	W&T Offshore, Inc.	8.500%	6/15/19	CC	2,071,775
	Total Oil, Gas & Consumable Fuels				41,062,602

	Personal Products – 0.6%

2,000	Coty Inc., 144A, (4)	6.500%	4/15/26	BB	1,918,750

	Pharmaceuticals – 0.4%

1,500	Endo Finance LLC, 144A	5.375%	1/31/23	B3	1,200,000

	Real Estate Management & Development – 0.5%

1,500	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	1,398,750

	Road & Rail – 0.5%

750	The Hertz Corporation, 144A, (4)	7.625%	6/01/22	BB–	720,000

1,000	United Rentals North America Inc.	4.875%	1/15/28	BB	928,750
	Total Road & Rail				1,648,750

	Specialty Retail – 1.6%

2,000	goeasy Ltd, 144A	7.875%	11/01/22	BB–	2,115,000

2,000	L Brands, Inc.	6.875%	11/01/35	BB+	1,780,000

1,646	Neiman Marcus Group Inc., 144A	8.750%	10/15/21	Caa3	1,094,513
	Total Specialty Retail				4,989,513

	Tobacco – 1.5%

2,500	Alliance One International Inc.	9.875%	7/15/21	CCC	2,287,500

2,500	Vector Group Limited, 144A	6.125%	2/01/25	BB–	2,415,625
	Total Tobacco				4,703,125

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Wireless Telecommunication Services – 3.2%

$1,900	C&W SR Financing Designated Activity Co, 144A	6.875%	9/15/27	BB–	$1,821,625

2,000	Digicel Limited, 144A	6.000%	4/15/21	B1	1,805,000

3,150	Sprint Capital Corporation	6.875%	11/15/28	B+	3,024,000

1,000	Sprint Corp	7.625%	3/01/26	B+	1,018,750

2,250	UPC Holding BV, 144A	5.500%	1/15/28	B	2,025,000
	Total Wireless Telecommunication Services				9,694,375
	Total Corporate Bonds (cost $279,103,564)				261,232,531

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 3.8%

	Banks – 0.5%

$1,500	BBVA Bancomer Texas, 144A	7.250%	4/22/20	Ba1	$1,567,500

	Commercial Services & Supplies – 0.9%

2,500	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	2,575,000

	Food Products – 1.4%

2,000	Dairy Farmers of America Inc., 144A	7.125%	N/A (7)	Baa3	2,145,000

2,000	Land O’ Lakes Incorporated, 144A	7.250%	N/A (7)	BB	2,180,000
4,000	Total Food Products				4,325,000

	Oil, Gas & Consumable Fuels – 1.0%

2,000	Buckeye Partners LP.	6.375%	1/22/78	Ba1	1,782,957

1,500	Plains All American Pipeline L.P	6.125%	N/A (7)	BB	1,410,000
3,500	Total Oil, Gas & Consumable Fuels				3,192,957
$11,500	Total $1,000 Par (or similar) Institutional Preferred (cost $11,665,478)				11,660,457

Shares	Description (2)				Value

	COMMON STOCKS – 2.3%

	Building Products – 0.0%

527	Dayton Superior Corporation, (6), (8)				$5

585	Dayton Superior, (6)				6
	Total Building Products				11

	Capital Markets – 0.0%

2,292	Adamas Finance Asia Limited, (8)				1,387

	Electric Utilities – 0.6%

40,000	Exelon Corporation				1,704,000

	Energy Equipment & Services – 0.0%

1	Key Energy Services, (8)				7

71	SAExploration Holdings Inc., (6), (8)				—
	Total Energy Equipment & Services				7

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (2)						Value

	Independent Power & Renewable Electricity Producers – 0.6%

72,121	Vistra Energy Corporation, (8)						$1,706,383

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (6), (8)						1,497

	Multi-Utilities – 0.2%

10,000	Dominion Resources, Inc.						681,787

	Oil, Gas & Consumable Fuels – 0.9%

10,000	Arch Coal Inc., Class A						784,300

46,000	Cenovus Energy Inc.						477,480

50,119	Connacher Oil and Gas Limited, (6), (8)						100

19,121	Golden Close Maritime Corporation Limited, (8), (9)						46,956

27,000	Peabody Energy Corporation						1,227,960

4,145	Penn Virginia Corporation, (8)						351,890
	Total Oil, Gas & Consumable Fuels						2,888,686
	Total Common Stocks (cost $7,157,840)						6,983,758

Principal Amount (000)	Description (2)	Coupon (10)	Reference Rate (10)	Spread (10)	Maturity (11)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.1% (10)

	Diversified Financial Services – 0.6%

$1,739	Jill Acquisition LLC, First Lien Term Loan B	7.360%	3-Month LIBOR	5.000%	5/08/22	B	$1,719,646

	IT Services – 0.1%

500	Optiv Security Inc., Second Lien Term Loan	8.250%	3-Month LIBOR	7.250%	1/13/25	Caa1	485,313

	Paper & Forest Products – 0.4%

1,000	Packaging Coordinators Inc., Second Lien Term Loan	11.090%	3-Month LIBOR	8.750%	6/30/24	CCC+	1,000,000

385	Verso Paper Holdings LLC, First Lien Term Loan	13.125%	3-Month LIBOR	11.000%	10/14/21	BB	397,190
1,385	Total Paper & Forest Products						1,397,190

	Professional Services – 1.0%

3,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	7.843%	3-Month LIBOR	5.750%	2/28/22	CCC+	3,020,640
$6,624	Total Variable Rate Senior Loan Interests (cost $6,576,666)						6,622,789

Principal Amount (000)	Description (2)	Coupon			Maturity	Ratings (3)	Value

	CONTINGENT CAPITAL SECURITIES – 1.7% (12)

	Banks – 1.1%

$1,200	Banco Bilbao Vizcaya Argentaria S.A, (4)	6.125%			N/A (7)	Ba2	$1,059,000

Principal Amount (000)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Banks (continued)

$1,000		Intesa Sanpaolo SpA, 144A	7.700%	N/A (7)	BB–	$934,000

1,500		UniCredit SpA, Reg S	8.000%	N/A (7)	B+	1,405,878
3,700		Total Banks				3,398,878

		Capital Markets – 0.6%

2,000		Deutsche Bank AG, Reg S	6.250%	N/A (7)	BB–	1,770,816
$5,700		Total Contingent Capital Securities (cost $5,275,582)				5,169,694

Shares		Description (2)	Coupon		Ratings (3)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.5%

		Equity Real Estate Investment Trusts – 0.6%

30,000		Colony Capital Inc.	7.500%		N/R	$727,500

50,960		Colony Capital Inc., (4)	7.125%		N/R	1,177,686
		Total Equity Real Estate Investment Trusts				1,905,186

		Food Products – 0.3%

34,685		CHS Inc.	6.750%		N/R	917,765

		Insurance – 0.1%

21,485		AmTrust Financial Services Inc.	7.250%		N/R	426,047

		Oil, Gas & Consumable Fuels – 0.5%

60,000		Nustar Energy LP	8.500%		B1	1,405,800
		Total $25 Par (or similar) Preferred Securities (cost $4,720,765)				4,654,798

Shares		Description (2), (13)				Value

		INVESTMENT COMPANIES – 1.5%

17,000		Adams Natural Resources Fund Inc.				$341,530

65,000		Blackrock Credit Allocation Income Trust IV				785,200

26,535		First Trust Strategic High Income Fund II				390,860

7,000		Gabelli Global Gold Natural Resources and Income Trust				35,980

85,500		Invesco Dynamic Credit Opportunities Fund				993,510

59,500		Pimco Income Strategy Fund				705,075

54,000		Pioneer Floating Rate Trust				603,720

22,421		Western Asset Emerging Market Debt Fund Incorporated				297,527

29,351		WhiteHorse Finance Incorporated				425,883
		Total Investment Companies (cost $4,307,987)				4,579,285

Principal Amount (000)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		CONVERTIBLE BONDS – 0.0%

		Oil, Gas & Consumable Fuels – 0.0%

$—	(14)	Golden Close Maritime Corporation Limited	0.000%	3/29/22	N/R	$22
		Total Convertible Bonds (cost $46)				22

Nuveen High Income Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (2)		Value

	WARRANTS – 0.0%

	Energy – 0.0%

336,891	Iona Energy Inc., (6)		$—

	Energy Equipment & Services – 0.0%

28	SA Exploration Holdings, Inc., (6), (8)		—

	Transportation – 0.0%

8,907	Jack Cooper Enterprises, 144A, (6)		—
	Total Warrants (cost $223)		—
	Total Long-Term Investments (cost $318,808,151)		300,903,334

Shares	Description (2)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.7%

	Money Market Funds – 9.7%

29,812,893	First American Government Obligations Fund, Class X, (15)	1.806% (16)	$29,812,893
	Total Investments Purchased with Collateral from Securities Lending (cost $29,812,893)		29,812,893

Shares	Description (2)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.2%

	Money Market Funds – 1.2%

3,715,556	First American Treasury Obligations Fund, Class Z	1.754% (16)	$3,715,556
	Total Short-Term Investments (cost $3,715,556)		3,715,556
	Total Investments (cost $352,336,600) – 108.7%		334,431,783
	Other Assets Less Liabilities – (8.7)% (17)		(26,661,055)
	Net Assets – 100%		$307,770,728

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Canadian Dollar	84,000	U.S. Dollar	63,151	Goldman Sachs Bank USA	8/17/18	800
Canadian Dollar	41,000	U.S. Dollar	31,207	Goldman Sachs Bank USA	8/17/18	7
U.S. Dollar	1,641,888	Canadian Dollar	2,163,000	Goldman Sachs Bank USA	8/17/18	(4,851)
Total						$(4,044)
Total unrealized appreciation on forward foreign currency contracts						$807
Total unrealized depreciation on forward foreign currency contracts						$(4,851)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Long	16	9/18	$1,913,290	$1,923,000	$9,710	$—

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(2)	All percentages shown in the Portfolio of Investments are based on net assets.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $28,699,626.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)

Investment valued at fair value using methods determined in good faith by, or at the discretion, of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(11)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(12)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(13)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(14)	Principal Amount (000) rounds to less than $1,000.

(15)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(16)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(17)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Inflation Protected Securities Fund

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.9%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 88.6%

$3,924	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	$5,172,702

5,428	U.S. Treasury Bonds	0.875%	2/15/47	Aaa	5,426,713

31,883	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	31,543,396

29,893	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	30,282,905

35,773	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/21	Aaa	35,220,277

26,567	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	26,115,003

20,888	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/22	Aaa	20,460,328

18,130	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	17,829,057

32,580	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	31,849,684

17,010	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	16,856,032

35,939	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	35,892,316

11,850	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	11,518,634

54,810	U.S. Treasury Inflation Indexed Obligations	0.250%	1/15/25	Aaa	53,309,609

4,462	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	4,889,001

51,757	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/26	Aaa	51,469,421

16,494	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/26	Aaa	15,799,259

2,795	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	3,178,923

16,336	U.S. Treasury Inflation Indexed Obligations	0.375%	1/15/27	Aaa	15,869,404

8,266	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/27	Aaa	8,039,994

1,788	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,953,254

1,201	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	1,523,747

2,445	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	2,872,183

3,536	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	4,442,577

4,513	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	5,712,248

20,380	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	19,887,332

21,926	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	20,739,932

5,037	U.S. Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	5,620,080

16,763	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	16,253,713

504	U.S. Treasury Inflation Indexed Bonds	0.625%	4/15/23	Aaa	503,455

3,708	U.S. Treasury Inflation Indexed Bonds	1.000%	2/15/48	Aaa	3,832,020

17,987	U.S. Treasury Notes	0.375%	7/15/25	Aaa	17,668,316

26,409	U.S. Treasury Notes	0.500%	1/15/28	Aaa	25,832,401
$550,982	Total U.S. Government and Agency Obligations (cost $552,124,225)				547,563,916

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 8.1%

$3,000	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	$2,425,001

2,000	Cabela’s Master Credit Card Trust, Series 2013-2A A2, 144A	2.170%	8/16/21	AAA	1,999,204

474	Carmax Auto Owners Trust, Series 2016-4	1.210%	11/15/19	Aaa	473,849

890	Commercial Mortgage Pass Through Certificates Series 2012-CR4	1.801%	10/17/45	AAA	871,532

2,806	DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/21/45	BBB	2,813,017

2,953	Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	2,861,804

2,873	Domino’s Pizza Master Issuer LLC, 144A, (3-Month LIBOR reference rate + 1.250% spread), (3)	3.610%	7/25/47	BBB+	2,879,494

2,194	Driven Brands Funding LLC, HONK 2015-1A, 144A	5.216%	7/20/45	BBB–	2,263,731

1,550	Finance of America Structured Security Trust, Series 2017-HB1, 144A	3.624%	11/25/27	Baa2	1,542,777

2,550	Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	2,525,201

2,346	Focus Brands Funding LLC, Asset Backed Security, 144A	5.093%	4/30/47	BBB	2,410,166

2,050	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,658,303

227	Honor Automobile Trust, Series 2016-1A, 144A	2.940%	11/15/19	A	226,794

3,075	Invitation Homes 2018-SFR1 Trust, 144A, (1-Month LIBOR reference rate + 0.700% spread), (3)	2.785%	3/19/37	Aaa	3,066,765

1,428	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	2.935%	12/19/36	Aaa	1,428,442

2,729	Jimmy Johns Funding LLC, Series 2017-1A, 144A	3.610%	7/30/47	BBB	2,711,470

2,230	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.913%	6/17/47	BBB–	1,972,457

2,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.382%	4/17/48	BBB–	1,702,678

1,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25	3.068%	10/19/48	BBB–	1,237,256

1,000	New Residential Advance Receivable Trust Series 2016-T2, 144A	4.005%	10/15/49	BBB	987,329

2,565	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	2,514,283

2,284	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2017-6A, 144A	4.000%	8/25/57	Aaa	2,304,514

8	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	AAA	7,993

1,174	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	1,183,478

3,052	Shellpoint Co-Originator Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	3,019,286

1,798	TCF Auto Receivables Owner trust, Series 2015-2A, 144A	2.550%	4/15/21	AAA	1,794,269

1,580	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.646%	9/17/58	BBB–	1,412,112
$52,336	Total Asset-Backed and Mortgage-Backed Securities (cost $50,371,376)				50,293,205

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 1.9%

	Airlines – 0.1%

$335	American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	$341,727

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Auto Components – 0.1%

$300	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	$307,875

300	Tenneco Inc.	5.375%	12/15/24	BB–	285,750
600	Total Auto Components				593,625

	Automobiles – 0.1%

465	General Motors Corporation	4.000%	4/01/25	BBB	451,137

	Banks – 0.0%

170	CIT Group Inc.	5.000%	8/01/23	BB+	171,972

	Building Products – 0.0%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB	250,538

	Chemicals – 0.1%

515	CF Industries Inc., (4)	3.450%	6/01/23	BB+	487,314

250	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	249,375
765	Total Chemicals				736,689

	Commercial Services & Supplies – 0.2%

512	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	B1	522,880

400	R.R. Donnelley & Sons Company, (4)	7.875%	3/15/21	B	406,000
912	Total Commercial Services & Supplies				928,880

	Construction Materials – 0.0%

300	Cemex SAB de CV, 144A	5.700%	1/11/25	BB	296,550

	Containers & Packaging – 0.0%

175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	175,656

	Diversified Telecommunication Services – 0.2%

400	CenturyLink Inc., (4)	5.625%	4/01/20	BB	404,500

200	CenturyLink Inc., (4)	6.750%	12/01/23	BB	201,000

400	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	394,500
1,000	Total Diversified Telecommunication Services				1,000,000

	Equity Real Estate Investment Trusts – 0.1%

200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B1	199,500

400	Vereit Operating Partnership LP	3.000%	2/06/19	BBB–	399,818
600	Total Equity Real Estate Investment Trusts				599,318

	Health Care Providers & Services – 0.4%

200	Community Health Systems, Inc., (4)	5.125%	8/01/21	B	185,000

500	HCA Inc.	4.250%	10/15/19	BBB–	503,750

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,667,504
2,415	Total Health Care Providers & Services				2,356,254

	Hotels, Restaurants & Leisure – 0.1%

475	1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	451,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 0.1%

$200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	$197,938

200	SFR Group SA, 144A	6.000%	5/15/22	B1	201,250
400	Total Media				399,188

	Metals & Mining – 0.2%

470	Freeport McMoRan, Inc.	3.875%	3/15/23	BB+	444,150

550	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	566,500
1,020	Total Metals & Mining				1,010,650

	Mortgage Real Estate Investment Trusts – 0.1%

475	Starwood Property Trust	5.000%	12/15/21	BB–	478,562

	Oil, Gas & Consumable Fuels – 0.0%

150	Targa Resources Inc.	4.250%	11/15/23	BB–	144,000

	Paper & Forest Products – 0.0%

130	Norbord Inc., 144A	5.375%	12/01/20	BB+	132,925

	Road & Rail – 0.0%

255	The Hertz Corporation, 144A	7.625%	6/01/22	BB–	244,800

	Technology Hardware, Storage & Peripherals – 0.1%

500	NCR Corporation	5.000%	7/15/22	BB	495,000

	Wireless Telecommunication Services – 0.0%

200	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	207,500
$11,592	Total Corporate Bonds (cost $11,669,254)				11,466,221

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.3%

	Canada – 0.3%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$1,790,369
$1,500	Total Sovereign Debt (cost $1,810,900)				1,790,369
	Total Long-Term Investments (cost $615,975,755)				611,113,711

Shares	Description (1)		Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.2%

	Money Market Funds – 0.2%

1,278,083	First American Government Obligations Fund, Class X, (5)		1.806% (6)		$1,278,083
	Total Investments Purchased with Collateral from Securities Lending (cost $1,278,083)				1,278,083

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.2%

	Money Market Funds – 1.2%

7,365,188	First American Treasury Obligations Fund, Class Z	1.754% (6)	$7,365,188
	Total Short-Term Investments (cost $7,365,188)		7,365,188
	Total Investments (cost $624,619,026) – 100.3%		619,756,982
	Other Assets Less Liabilities – (0.3)% (7)		(2,028,260)
	Net Assets – 100%		$617,728,722

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Short	(291)	9/18	$(61,667,258)	$(61,641,985)	$25,273	$9,094
U.S. Treasury 5-Year Note	Short	(246)	9/18	(27,928,679)	(27,949,828)	(21,149)	5,766
U.S. Treasury 10-Year Note	Short	(1)	9/18	(119,857)	(120,188)	(331)	419
U.S. Treasury Ultra 10-Year Note	Short	(59)	9/18	(7,505,985)	(7,565,828)	(59,843)	—
U.S. Treasury Ultra Bond	Long	62	9/18	9,716,689	9,892,875	176,186	(4,448)
Total				$(87,505,090)	$(87,384,954)	$120,136	$10,831
Total receivable for variation margin on futures contracts							$15,279
Total payable for variation margin on futures contracts							$(4,448)
*	The aggregate notional amount of long and short-positions is $9,716,689 and $(97,221,779), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,239,354.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Short Term Bond Fund

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.0%

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 48.0%

$1,767	321 Henderson Receivables LLC, Series 2005-1A, 144A, (1-Month LIBOR reference rate + 0.230% spread), (3)	2.303%	11/15/40	AAA	$1,682,657

1,374	321 Henderson Receivables LLC, Series 2006-4A, 144A, (1-Month LIBOR reference rate + 0.200% spread), (3)	2.273%	12/15/41	AAA	1,346,567

417	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	5/15/29	AA	450,893

2,639	American Credit Acceptance Receivables Trust 2016-1A, 144A	5.550%	6/13/22	AA	2,678,284

4,198	American Express Credit Account Master Trust, Series 2013-1, (1-Month LIBOR reference rate + 0.420% spread), (3)	2.493%	2/16/21	Aaa	4,198,396

1,766	American Express Credit Account Master Trust, Series 2014-4, (1-Month LIBOR reference rate + 0.370% spread), (3)	2.443%	12/15/21	AAA	1,770,414

2,649	AmeriCold LLC Trust, Series 2010, 144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.557%	1/17/29	AAA	2,648,135

2,521	Asset Backed Securities Corp Home Equity Loan Trust, Series 2002-HE1, (1-Month LIBOR reference rate + 1.650% spread), (3)	3.723%	3/15/32	BBB	2,506,448

2,202	Avid Automobile Receivables Trust 2018-1, 144A	2.840%	8/15/23	A	2,189,351

2,915	Bank of the West Auto Trust, Series 2017-1, 144A	2.110%	1/15/23	AAA	2,864,071

3,000	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	A–	3,016,596

2,375	Cabela’s Master Credit Card Trust, Series 2014-2, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.523%	7/15/22	AAA	2,380,892

1,808	California Republic Auto Receivables Trust 2015-2	1.750%	1/15/21	AAA	1,797,866

1,317	California Republic Auto Receivables Trust, Series 2014-4	1.840%	6/15/20	AAA	1,313,947

4,155	Capital One Multi Asset Execution Trust, Series 2014-A3, (1-Month LIBOR reference rate + 0.380% spread), (3)	2.453%	1/18/22	AAA	4,163,246

2,678	Capital One Multi Asset Execution Trust, Series 2015-A5	1.600%	5/17/21	AAA	2,676,602

2,930	Capital One Multi Asset Execution Trust, Series 2016-A1, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.523%	2/15/22	AAA	2,937,804

2,500	Capital One Multi-Asset Execution Trust, Series 2016-A2, (1-Month LIBOR reference rate + 0.630% spread), (3)	2.703%	2/15/24	AAA	2,526,069

538	CarMax Auto Owner Trust, Series 2017-1 A2	1.540%	2/18/20	Aaa	537,332

2,152	CarNow Auto Receivables Trust 2017-1A, 144A	2.920%	9/15/22	A	2,141,749

1,000	Cascade Funding Mortgage Trust, 144A, (WI/DD)	4.580%	6/25/48	N/R	999,987

2,379	Chase Issuance Trust, Series 2013-A9, (1-Month LIBOR reference rate + 0.420% spread), (3)	2.493%	11/16/20	AAA	2,382,005

2,365	Chase Issuance Trust, Series 2016-A1, (1-Month LIBOR reference rate + 0.410% spread), (3)	2.483%	5/17/21	AAA	2,371,308

4,000	Chase Issuance Trust, Series 2016-A3, (1-Month LIBOR reference rate + 0.550% spread), (3)	2.623%	6/15/23	AAA	4,041,694

2,011	CIG Auto Receivables Trust, Series 2017- 1A, 144A	2.710%	5/15/23	A3	1,997,985

2,000	Citibank Credit Card Issuance Trust, (1-Month LIBOR reference rate + 0.220% spread), (3)	2.245%	4/7/22	AAA	2,002,194

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$78	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Ba2	$78,831

2,000	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	3.073%	4/15/36	AAA	2,007,479

2,960	Colony American Homes Trust 2015-1A, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	3.996%	7/17/32	Aa2	2,965,967

1,683	Colony American Homes Trust 2015-1A, 144A, (1-Month LIBOR reference rate + 1.200% spread), (3)	3.246%	7/19/32	Aaa	1,681,893

2,000	Colony Starwood Homes, Series 2016-1A, 144A, (1-Month LIBOR reference rate + 3.100% spread), (3)	5.185%	7/19/33	Baa2	2,006,609

1,645	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.373%	10/17/34	AA–	1,648,095

699	Conns Receivables Funding Trust II, Series 2017-B, 144A	2.730%	7/15/20	BBB	698,846

1,750	CPS Auto Trust, 144A	5.540%	11/15/19	AAA	1,757,939

301	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	314,131

2,439	Credit Suisse Mortgage Trust 2017-HL2, 144A	3.500%	10/25/47	AAA	2,421,756

1,599	Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	5.634%	12/25/37	AA	1,629,609

2,061	DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/21/45	BBB	2,066,112

2,481	Domino’s Pizza Master Issuer LLC, 144A, (3-Month LIBOR reference rate + 1.250% spread), (3)	3.610%	7/25/47	BBB+	2,486,610

199	Fannie Mae Connecticut Avenue Securities , Series 2016-C03, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.291%	10/25/28	A	199,742

131	Fannie Mae Mortgage Interest Strips	5.000%	9/1/24	N/R	5,211

2,329	Fannie Mae Mortgage Pool	2.500%	1/1/27	N/R	2,294,072

2,738	Fannie Mae Mortgage Pool	2.500%	12/1/27	N/R	2,692,446

8	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates	5.500%	9/25/22	N/R	8,370

121	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (1-Month LIBOR reference rate + 0.300% spread), (3)	2.391%	11/25/34	N/R	121,226

31	Fannie Mae REMIC Pass-Through Certificates	2.750%	6/25/20	N/R	31,618

886	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07, (1-Month LIBOR reference rate + 1.300% spread), (3)	3.391%	5/25/29	BBB	889,153

2	Federal Home Loan Mortgage Corporation, REMIC	6.000%	12/15/20	N/R	1,739

1,170	Fifth Third Auto Trust, Series 2017-1	1.800%	2/15/22	AAA	1,153,670

2,170	Flagstar Mortgage Trust 2018-4	4.000%	7/25/48	Aaa	2,181,942

1,333	Flagstar Mortgage Trust, Series 2017-1, 144A	3.500%	3/25/47	Aaa	1,315,871

2,252	Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	2,229,881

990	Focus Brands Funding LLC, Asset Backed Security, 144A	3.857%	4/30/47	BBB	989,723

2,775	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	AAA	2,735,901

25	Freddie Mac Mortgage Pool, Various	4.500%	4/1/22	N/R	25,728

2,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.477%	5/25/45	AA	1,999,143

1,995	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2012- K707, 144A	4.020%	1/25/47	Aa2	1,997,691

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$174	Freddie Mac Multi-Class Certificates, (1-Month LIBOR reference rate + 0.400% spread), (3)	2.473%	12/15/20	N/R	$174,674

3,030	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.634%	10/25/30	A1	3,027,403

1,300	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.942%	6/25/47	AA	1,309,067

2,362	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K722	2.183%	5/25/22	AAA	2,304,574

1,738	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K029	2.839%	10/25/22	Aaa	1,734,024

1,680	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K068, (1-Month LIBOR reference rate + 0.200% spread), (3)	2.201%	10/25/19	N/R	1,680,002

1,474	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034	2.669%	2/25/23	Aaa	1,465,960

2,869	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K052	2.598%	1/25/25	Aaa	2,821,993

2,235	Freddie Mac Multifamily Structured Pass-Through Certificates, Series KLH1, (1-Month LIBOR reference rate + 0.700% spread), (3)	2.701%	11/25/22	N/R	2,243,073

2,163	Freddie Mac Multifamily Structured Pass-Through Certificates, FHMS K726	2.596%	8/25/23	AAA	2,141,705

1,935	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	3.746%	2/25/48	BBB–	1,929,214

495	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF, 144A, (1-Month LIBOR reference rate + 1.300% spread), (3)	3.469%	12/15/34	AAA	495,448

1,341	GLS Auto Receivables Trust 2017-1A, 144A	2.670%	4/15/21	A	1,338,023

1,918	GLS Auto Receivables Trust 2018-1, 144A	2.820%	7/15/22	A	1,907,094

631	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1, 144A	3.679%	8/12/43	Aaa	634,316

1,000	GS Mortgage Securities Corp Trust 2018-CHILL, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	3.723%	2/17/37	Baa3	998,849

376	Honor Automobile Trust, Series 2016-1A, 144A	2.940%	11/15/19	A	376,212

530	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.720%	8/20/29	AA	527,554

3,254	Invitation Homes 2018-SFR1 Trust, 144A, (1-Month LIBOR reference rate + 0.700% spread), (3)	2.785%	3/19/37	Aaa	3,245,411

2,171	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	2.973%	6/18/37	Aaa	2,169,298

2,735	Invitation Homes 2018-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	3.000%	7/17/37	Aaa	2,738,425

2,441	Invitation Homes Trust 2015-SFR3, 144A, (1-Month LIBOR reference rate + 1.300% spread), (3)	3.373%	8/19/32	Aaa	2,443,758

1,314	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	2.935%	12/19/36	Aaa	1,313,968

2,605	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON, 144A	3.735%	1/7/31	AAA	2,631,862

2,675	Jimmy Johns Funding LLC, Series 2017-1A, 144A	3.610%	7/30/47	BBB	2,657,241

3,693	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A3, 144A	4.070%	11/15/43	AAA	3,747,384

2,113	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1, 144A	4.717%	2/16/46	AAA	2,179,906

2,970	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates Trust 2017-MAUI, 144A, (1-Month LIBOR reference rate + 0.830% spread), (3)	2.876%	7/17/34	AAA	2,968,132

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,406	JP Morgan Mortgage Trust 2018-4, 144A	3.500%	10/25/48	AAA	$2,394,193

2,410	JP Morgan Mortgage Trust, Series 2017-2, 144A	3.500%	5/25/47	Aaa	2,381,321

145	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AAA	145,192

2,288	Mid-State Trust 2010-1, 144A	7.000%	12/15/45	A	2,450,237

2,430	New Residential Advance Receivable Trust, Series 2016-T3, 144A	2.833%	10/16/51	AAA	2,370,708

970	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	962,993

2,155	New Residential Mortgage LLC, 144A	4.690%	5/25/23	N/R	2,153,759

1,598	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-2A, 144A	3.750%	5/25/54	AAA	1,604,815

951	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-3A, 144A	3.750%	11/25/54	AA	949,536

1,585	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2015-A1, 144A	3.750%	5/28/52	Aaa	1,590,234

1,789	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-1A, 144A	3.750%	3/25/56	AAA	1,791,449

2,547	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2017-6A, 144A	4.000%	12/25/57	AA–	2,563,526

2,012	New Residential Mortgage Loan Trust, Series 2017-1A, 144A	4.000%	2/25/57	AA+	2,028,186

3,185	OMART Receivables Trust, Series 2016-T2, 144A	2.722%	8/16/49	AAA	3,168,081

2,600	OMART Receivables Trust, Series 2017-T1, 144A	2.499%	9/15/48	AAA	2,596,904

20	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	AAA	19,902

500	OneMain Financial Issuance Trust 2015-1, 144A	3.850%	3/18/26	AA	503,297

1,219	OWS Structured Asset Trust, Series 2016-NPL1, 144A	3.750%	7/25/56	N/R	1,225,524

2,213	Progress Residential Trust, Series 2017 -SFRI, 144A	2.768%	8/17/34	Aaa	2,140,203

310	RBSSP Resecuritization Trust 2009-10, 144A, (1-Month LIBOR reference rate + 0.100% spread), (3)	2.060%	3/26/37	N/R	151,977

1,034	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	1,042,401

561	Sofi Professional Loan Program 2016-E LLC, 144A	1.630%	1/25/36	Aaa	558,160

3,000	STACR Trust 2018-DNA2, 144A, (1-Month LIBOR reference rate + 0.800% spread), (3)	2.857%	12/26/30	BBB+	2,999,996

2,293	Structured Agency Credit Risk Notes, Series 2017-HQA2, (1-Month LIBOR reference rate + 0.800% spread), (3)	2.891%	12/26/29	BBB–	2,297,270

1,176	Sunset Mortgage Loan Company, Series 2017-NPL1, 144A	3.500%	6/18/47	N/R	1,168,334

3,080	Synchrony Credit Card Master Note Trust, Series 2015-3	1.740%	9/15/21	AAA	3,074,872

2,750	Synchrony Credit Card Master Note Trust, Series 2016-1	2.040%	3/15/22	Aaa	2,741,464

3,103	Taco Bell Funding LLC, Series 2016-1A, 144A	3.832%	5/25/46	BBB	3,106,473

2,205	TCF Auto Receivables Owner Trust, Series 2016-1A, 144A	1.710%	4/15/21	AAA	2,194,286

1,996	Tesla Auto Lease Trust 2018-A, 144A	2.320%	12/20/19	Aaa	1,989,388

3,000	Toyota Auto Receivables Owner Trust, Series 2017-B	2.050%	9/15/22	AAA	2,941,561

2,170	Tricon American Homes Trust, Series 2017-SFRI, 144A	2.716%	9/19/34	Aaa	2,093,837

1,085	Vericrest Opportunity Loan Transferee, Series 2017-NP12, 144A	3.875%	9/25/45	N/R	1,085,124

1,277	Veros Auto Receivables Trust 2017-1, 144A	2.840%	4/17/23	N/R	1,271,867

1,565	VNO Mortgage Trust, Series 2013-PENN, 144A	3.808%	12/13/29	AAA	1,581,842

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$9	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	3.892%	2/25/35	AA+	$9,552

1,945	Wendys Funding LLC, Series 2015-1A, 144A	4.080%	6/15/45	BBB	1,966,687

1,493	World Omni Auto Receivables Trust, Series 2017-A	1.680%	12/16/19	Aaa	1,487,672
$222,804	Total Asset-Backed and Mortgage-Backed Securities (cost $224,187,655)				222,266,889

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 40.1%

	Aerospace & Defense – 0.6%

$1,250	Alcoa Inc.	6.150%	8/15/20	BBB–	$1,300,000

1,580	L-3 Communications Corporation	4.950%	2/15/21	BBB–	1,619,603
2,830	Total Aerospace & Defense				2,919,603

	Airlines – 0.5%

839	Delta Air Lines Pass Through Certificates, Series 2012-1B, 144A	6.875%	5/07/19	BBB	856,073

228	Delta Airlines	5.300%	4/15/19	A1	231,472

833	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	869,913

342	US Airways Pass Through Trust	7.076%	3/20/21	A	362,404
2,242	Total Airlines				2,319,862

	Auto Components – 0.3%

853	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	875,391

	Automobiles – 1.7%

1,540	American Honda Finance Corp	2.650%	2/12/21	A+	1,527,489

2,460	BMW US Capital LLC, 144A	3.100%	4/12/21	A+	2,444,650

1,950	Daimler Finance North America LLC, 144A	3.700%	5/04/23	A	1,939,912

2,000	General Motors Financial Company Inc.	3.200%	7/13/20	BBB	1,990,622
7,950	Total Automobiles				7,902,673

	Banks – 9.5%

8,540	Bank of America Corporation	2.250%	4/21/20	A+	8,422,521

2,870	Barclays PLC	2.750%	11/08/19	A	2,847,181

3,280	BB&T Corporation.	2.450%	1/15/20	A+	3,247,855

4,000	Citigroup Inc.	2.650%	10/26/20	A	3,937,704

1,720	Citigroup Inc.	4.500%	1/14/22	A	1,766,318

1,900	Fifth Third Bancorp.	2.875%	7/27/20	A–	1,888,964

1,975	HSBC USA Inc.	2.750%	8/07/20	AA–	1,959,678

1,445	JP Morgan Chase & Company	2.250%	1/23/20	AA–	1,426,578

5,780	JP Morgan Chase & Company	4.625%	5/10/21	AA–	5,982,611

1,945	PNC Bank NA.	2.500%	1/22/21	A+	1,909,364

2,160	Santander UK PLC	2.125%	11/03/20	Aa3	2,096,687

2,000	Societe Generale, 144A	2.500%	4/08/21	A1	1,946,624

1,720	SunTrust Banks Inc.	2.900%	3/03/21	A–	1,698,829

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$4,995	Wells Fargo & Company	2.125%	4/22/19	A+	$4,966,455
44,330	Total Banks				44,097,369

	Biotechnology – 0.8%

1,375	Biogen Inc.	2.900%	9/15/20	A–	1,368,991

2,285	Celgene Corporation	2.875%	8/15/20	BBB+	2,269,285
3,660	Total Biotechnology				3,638,276

	Capital Markets – 3.6%

2,075	Charles Schwab Corp/The	3.250%	5/21/21	A	2,083,140

1,300	Deutsche Bank AG.	3.150%	1/22/21	BBB+	1,257,604

1,870	Goldman Sachs Group, Inc.	2.750%	9/15/20	A	1,846,576

4,000	Goldman Sachs Group, Inc.	2.875%	2/25/21	A	3,947,694

1,570	Lazard Group LLC	4.250%	11/14/20	A–	1,600,662

5,995	Morgan Stanley	2.650%	1/27/20	A	5,951,275
16,810	Total Capital Markets				16,686,951

	Chemicals – 0.7%

1,165	Eastman Chemical Company	2.700%	1/15/20	BBB	1,157,998

1,935	LyondellBasell Industries NV	5.000%	4/15/19	BBB+	1,954,144
3,100	Total Chemicals				3,112,142

	Commercial Services & Supplies – 0.4%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	1,987,696

	Consumer Finance – 2.6%

1,200	Ally Financial Inc.	8.000%	12/31/18	BB	1,222,500

2,750	American Express Credit Corporation	2.375%	5/26/20	A2	2,709,984

845	Capital One Financial Corporation	2.500%	5/12/20	A–	832,985

1,355	Capital One Financial Corporation	4.750%	7/15/21	A–	1,400,326

1,555	Discover Bank.	3.200%	8/09/21	BBB+	1,537,171

2,000	Ford Motor Credit Company	2.597%	11/04/19	BBB	1,984,362

1,250	Navient Corporation	5.000%	10/26/20	BB	1,246,875

1,280	Synchrony Financial	3.000%	8/15/19	BBB–	1,277,475
12,235	Total Consumer Finance				12,211,678

	Containers & Packaging – 0.3%

1,240	Packaging Corporation of America.	2.450%	12/15/20	BBB	1,213,183

	Diversified Financial Services – 1.0%

2,760	Berkshire Hathaway Finance Corporation	4.250%	1/15/21	AA	2,854,861

1,645	BNP Paribas	2.375%	5/21/20	Aa3	1,620,487
4,405	Total Diversified Financial Services				4,475,348

	Diversified Telecommunication Services – 2.7%

4,440	AT&T Inc.	2.800%	2/17/21	A–	4,369,003

1,500	CenturyLink Inc., (4)	5.625%	4/01/20	BB	1,516,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$2,000	Deutsche Telekom International Finance BV	6.000%	7/08/19	BBB+	$2,060,370

1,250	Frontier Communications Corporation, (4)	8.125%	10/01/18	B	1,256,250

1,665	Orange SA	1.625%	11/03/19	BBB+	1,634,050

1,815	Verizon Communications	3.450%	3/15/21	A–	1,826,431
12,670	Total Diversified Telecommunication Services				12,662,979

	Electric Utilities – 0.8%

1,825	Berkshire Hathaway Energy Co	2.375%	1/15/21	A–	1,786,870

2,000	Exelon Generation Co. LLC	2.950%	1/15/20	BBB	1,991,732
3,825	Total Electric Utilities				3,778,602

	Food & Staples Retailing – 0.6%

1,245	Sysco Corporation	2.600%	10/01/20	A3	1,231,256

1,535	Walgreens Boots Alliance, Inc.	2.700%	11/18/19	BBB	1,528,522
2,780	Total Food & Staples Retailing				2,759,778

	Food Products – 1.7%

2,175	Bunge Limited Finance Company	3.500%	11/24/20	BBB	2,173,956

2,910	General Mills Inc.	3.200%	4/16/21	BBB	2,894,696

1,635	Kraft Heinz Foods Co	2.800%	7/02/20	BBB	1,621,920

1,405	Tyson Foods	2.650%	8/15/19	BBB	1,399,336
8,125	Total Food Products				8,089,908

	Health Care Equipment & Supplies – 0.2%

1,120	Abbott Laboratories	2.900%	11/30/21	BBB	1,102,595

	Health Care Providers & Services – 1.1%

2,000	CVS Health Corporation	2.800%	7/20/20	Baa1	1,983,042

1,500	HCA Inc.	4.250%	10/15/19	BBB–	1,511,250

1,765	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	1,793,155
5,265	Total Health Care Providers & Services				5,287,447

	Hotels, Restaurants & Leisure – 0.3%

1,250	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,309,375

	Household Durables – 0.3%

1,470	Newell Brands Inc.	3.150%	4/01/21	BBB–	1,456,254

	Industrial Conglomerates – 0.4%

2,020	General Electric Capital Corporation	4.625%	1/07/21	A	2,082,115

	Insurance – 2.7%

2,000	AFLAC Insurance	2.400%	3/16/20	A–	1,977,670

2,415	American International Group, Inc.	3.375%	8/15/20	BBB+	2,419,499

1,500	Hartford Financial Services Group Inc.	5.500%	3/30/20	BBB+	1,558,076

2,025	Marsh & McLennan Companies	2.350%	3/06/20	A	1,996,919

1,500	Met Life Global Funding I, 144A	2.000%	4/14/20	AA–	1,468,849

1,570	Prudential Financial Inc.	4.500%	11/15/20	A	1,616,163

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$1,440	Unum Group	3.000%	5/15/21	BBB	$1,417,806
12,450	Total Insurance				12,454,982

	Internet Software & Services – 0.3%

1,175	eBay Inc.	2.200%	8/01/19	BBB+	1,165,400

	Leisure Products – 0.4%

1,980	Carnival Corporation	3.950%	10/15/20	A–	2,011,455

	Machinery – 0.3%

1,365	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/01/20	BBB	1,353,423

	Media – 1.5%

1,735	21st Century Fox America Inc.	4.500%	2/15/21	BBB+	1,782,001

1,660	CBS Corporation.	2.300%	8/15/19	BBB	1,644,668

2,000	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	1,999,703

1,600	Discovery Communications Inc.	5.050%	6/01/20	BBB–	1,652,808
6,995	Total Media				7,079,180

	Mortgage Real Estate Investment Trusts – 0.3%

750	Starwood Property Trust	5.000%	12/15/21	BB–	755,625

	Multi-Utilities – 0.3%

1,635	Sempra Energy.	2.900%	2/01/23	BBB+	1,586,718

	Oil, Gas & Consumable Fuels – 2.1%

1,700	BP Capital Markets PLC.	2.521%	1/15/20	A1	1,689,258

645	Calumet Specialty Products	6.500%	4/15/21	B–	641,775

1,550	Enterprise Products Operating LLC	2.800%	2/15/21	BBB+	1,530,070

1,290	Occidental Petroleum Corporation	4.100%	2/01/21	A	1,320,361

750	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BBB–	784,356

1,595	Schlumberger Holdings Corporation, 144A	3.000%	12/21/20	AA–	1,585,357

1,000	Southwestern Energy Company, (4)	5.800%	1/23/20	BB	1,015,000

1,300	Valero Energy Corporation	6.125%	2/01/20	BBB	1,357,857
9,830	Total Oil, Gas, & Consumable Fuels				9,924,034

	Software – 0.3%

1,000	Microsoft Corporation	1.850%	2/06/20	AAA	987,190

	Technology Hardware, Storage & Peripherals – 0.4%

1,420	Apple Inc.	2.250%	2/23/21	AA+	1,395,200

500	Dell Inc.	5.875%	6/15/19	Ba2	509,130
1,920	Total Technology Hardware, Storage & Peripherals				1,904,330

	Tobacco – 0.3%

1,465	Reynolds American Inc.	3.250%	6/12/20	BBB+	1,462,055

	Trading Companies & Distributors – 0.3%

1,500	Air Lease Corporation	3.375%	6/01/21	BBB	1,491,826

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.8%

$1,570	America Movil S.A. de C.V.	5.000%	3/30/20	A–	$1,613,307

2,205	Vodafone Group PLC	4.375%	3/16/21	BBB+	2,263,343
3,775	Total Wireless Telecommunication Services				3,876,650
$186,020	Total Corporate Bonds (cost $188,447,155)				186,022,093

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 10.9%

$13,000	Federal National Mortgage Association	1.000%	2/26/19	Aaa	$12,894,102

5,500	Freddie Mac Notes	1.500%	1/17/20	Aaa	5,415,404

4,500	U.S. Treasury Inflation Indexed Obligations	1.000%	10/15/19	Aaa	4,418,086

10,500	U.S. Treasury Notes	1.000%	8/15/18	Aaa	10,488,832

6,000	U.S. Treasury Notes	1.250%	11/30/18	Aaa	5,979,141

2,500	U.S. Treasury Notes, (4)	1.000%	8/31/19	Aaa	2,459,473

5,000	U.S. Treasury Notes	0.875%	9/15/19	Aaa	4,908,398

4,000	U.S. Treasury Notes	1.750%	11/30/19	Aaa	3,959,688
$51,000	Total U.S. Government and Agency Obligations (cost $50,843,125)				50,523,124
	Total Long-Term Investments (cost $463,477,935)				458,812,106

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.1%

	Money Market Funds – 1.1%

5,228,027	First American Government Obligations Fund, Class X, (5)	1.806% (6)			$5,228,027
	Total Investments Purchased with Collateral from Securities Lending (cost $5,228,027)				5,228,027

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

3,966,394	First American Treasury Obligations Fund, Class Z	1.754% (6)			$3,966,394
	Total Short-Term Investments (cost $3,966,394)				3,966,394
	Total Investments (cost $472,672,356) – 101.0%				468,006,527
	Other Assets Less Liabilities – (1.0)% (7)				(4,536,510)
	Net Assets – 100%				$463,470,017

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments    June 30, 2018

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Long	168	9/18	$35,590,148	$35,587,125	$(3,023)	$(5,250)
U.S. Treasury 5-Year Note	Long	35	9/18	3,975,280	3,976,602	1,322	(821)
Total				$39,565,428	$39,563,727	$(1,701)	$(6,071)
Total receivable for variation margin on futures contracts							$—
Total payable for variation margin on futures contracts							$(6,071)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $5,066,974.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

WI/DD	Investment , or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Income Fund

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.2%

	CORPORATE BONDS – 55.1%

	Aerospace & Defense – 1.4%

$2,785	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	$2,751,997

930	Bombardier Inc., 144A	7.500%	3/15/25	B	968,362

3,000	General Dynamics Corporation	2.625%	11/15/27	A+	2,758,708

3,380	Rockwell Collins Inc.	3.500%	3/15/27	BBB	3,220,771
	Total Aerospace & Defense				9,699,838

	Air Freight & Logistics – 0.3%

2,280	FedEx Corporation	3.300%	3/15/27	BBB	2,161,338

	Airlines – 1.3%

2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,990,000

1,316	American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,342,988

928	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	900,750

2,805	British Airways 2018-1 Class AA Pass Through Trust, 144A	3.800%	9/20/31	Aa2	2,805,000

2,444	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	2,552,576
	Total Airlines				9,591,314

	Auto Components – 0.6%

1,180	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	1,210,975

750	American Axle & Manufacturing Inc., (4)	6.250%	4/01/25	BB–	744,375

2,000	Lear Corporation	5.375%	3/15/24	BBB–	2,074,409
	Total Auto Components				4,029,759

	Automobiles – 1.9%

5,000	BMW US Capital LLC, 144A	3.100%	4/12/21	A+	4,968,800

2,230	BMW US Capital LLC, 144A	3.450%	4/12/23	A+	2,205,862

5,680	General Motors Corporation	4.000%	4/01/25	BBB	5,510,667

520	Jaguar Land Rover Automotive PLC, 144A	4.500%	10/01/27	BB+	464,100
	Total Automobiles				13,149,429

	Banks – 8.2%

2,435	Banco Santander SA	3.800%	2/23/28	A–	2,223,206

1,064	Bank of America Corporation	4.000%	4/01/24	A+	1,072,901

1,105	Bank of America Corporation	3.248%	10/21/27	A+	1,029,420

3,662	Bank of America Corporation	3.419%	12/20/28	A+	3,447,035

3,800	Barclays Bank PLC	3.650%	3/16/25	A	3,559,202

1,405	Citigroup Inc.	4.500%	1/14/22	A	1,442,835

6,495	Citigroup Inc.	3.750%	6/16/24	A	6,416,398

3,155	Citigroup Inc.	3.200%	10/21/26	A	2,935,594

2,995	Citigroup Inc.	4.300%	11/20/26	A–	2,921,476

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Banks (continued)

$2,375	HSBC Holdings PLC.	4.375%	11/23/26	A+	$2,337,897

2,100	ING Groep N.V	3.950%	3/29/27	A+	2,056,452

1,400	JP Morgan Chase & Company	4.500%	1/24/22	AA–	1,447,812

9,750	JP Morgan Chase & Company	3.200%	1/25/23	AA–	9,572,438

1,100	JP Morgan Chase & Company	3.875%	9/10/24	A+	1,089,342

2,715	JP Morgan Chase & Company	4.260%	2/22/48	AA–	2,553,447

2,560	Lloyds Banking Group PLC	4.450%	5/08/25	A+	2,573,055

2,425	PNC Financial Services Inc.	3.150%	5/19/27	A+	2,304,260

1,220	Royal Bank of Scotland Group PLC, (4)	6.100%	6/10/23	BBB	1,284,484

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,385,649

3,090	SunTrust Banks Inc.	2.450%	8/01/22	A–	2,964,647

2,505	Wells Fargo & Company	4.600%	4/01/21	A+	2,584,901
	Total Banks				59,202,451

	Beverages – 1.6%

5,785	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	5,665,180

3,870	Heineken NV, 144A	3.500%	1/29/28	BBB+	3,722,798

2,340	Maple Escrow Subsidiary Inc., 144A	4.417%	5/25/25	BBB	2,351,248
	Total Beverages				11,739,226

	Building Products – 0.5%

930	American Woodmark Corp, 144A	4.875%	3/15/26	BB	881,175

2,740	Owens Corning Incorporated	4.200%	12/15/22	BBB	2,745,893
	Total Building Products				3,627,068

	Capital Markets – 6.0%

4,845	Charles Schwab Corporation.	2.650%	1/25/23	A	4,715,098

3,630	Deutsche Bank AG	4.875%	12/01/32	BBB	3,105,538

1,250	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	1,309,375

1,375	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,444,916

900	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	962,776

10,550	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	10,553,296

2,295	Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	2,260,648

4,915	Lazard Group LLC	3.625%	3/01/27	A–	4,603,567

3,070	Morgan Stanley	4.000%	7/23/25	A	3,059,727

8,500	Morgan Stanley	3.950%	4/23/27	A–	8,100,000

2,415	Northern Trust Company	3.950%	10/30/25	A+	2,458,007
	Total Capital Markets				42,572,948

	Chemicals – 1.4%

3,000	Agrium Inc.	3.375%	3/15/25	BBB	2,822,890

995	Chemours Co	5.375%	5/15/27	BB–	962,662

1,000	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	977,500

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Chemicals (continued)

$1,950	Hexion Inc.	6.625%	4/15/20	CCC+	$1,825,980

1,500	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	1,496,250

1,350	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	1,279,125

750	Tronox Inc., 144A	6.500%	4/15/26	B–	745,312
	Total Chemicals				10,109,719

	Commercial Services & Supplies – 0.6%

2,105	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	2,092,050

800	Arch Merger Sub Inc., 144A, (4)	8.500%	9/15/25	B–	746,000

1,529	Brinks Company., 144A	4.625%	10/15/27	BB+	1,414,325
	Total Commercial Services & Supplies				4,252,375

	Communications Equipment – 0.3%

2,300	Qualcomm, Inc.	2.100%	5/20/20	A1	2,298,033

	Construction & Engineering – 0.1%

750	New Enterprise Stone & Lime Co Inc., 144A	6.250%	3/15/26	B+	757,500

	Consumer Finance – 1.4%

3,280	Capital One Financial Corporation.	3.750%	3/09/27	A–	3,104,940

750	Credit Acceptance Corporation	7.375%	3/15/23	BB	774,375

1,750	Discover Bank	4.250%	3/13/26	BBB+	1,710,032

3,405	Ford Motor Credit Company	3.810%	1/09/24	BBB	3,303,924

745	Navient Corp	6.750%	6/15/26	BB	728,014
	Total Consumer Finance				9,621,285

	Containers & Packaging – 0.3%

1,740	International Paper Company	8.700%	6/15/38	BBB	2,426,389

	Diversified Financial Services – 1.1%

3,510	BNP Paribas, 144A	4.375%	5/12/26	A	3,404,241

1,000	Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	959,700

1,955	Jefferies Group Inc.	4.850%	1/15/27	BBB	1,896,885

2,000	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	1,844,600
	Total Diversified Financial Services				8,105,426

	Diversified Telecommunication Services – 2.7%

2,335	AT&T, Inc.	3.800%	3/15/22	A–	2,338,367

4,215	AT&T, Inc.	3.400%	5/15/25	A–	3,964,048

883	Frontier Communications Corporation, (4)	8.500%	4/15/20	B	902,329

500	Frontier Communications Corporation	11.000%	9/15/25	B	399,850

1,175	GCI Inc.	6.875%	4/15/25	B+	1,216,478

500	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	448,600

1,000	IntelSat Limited	8.125%	6/01/23	CCC–	807,500

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,511,070

1,350	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,331,438

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Diversified Telecommunication Services (continued)

$2,650		Telefonica Emisiones SAU	4.103%	3/08/27	BBB	$2,561,849

3,215		Verizon Communications	4.125%	8/15/46	A–	2,744,197
		Total Diversified Telecommunication Services				19,225,726

		Electric Utilities – 0.2%

1,115		FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa2	1,123,243

		Electrical Equipment – 0.2%

1,540		Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	1,524,615

		Energy Equipment & Services – 0.5%

1,500		Ensco PLC, (4)	5.200%	3/15/25	BB–	1,245,000

1,165		Oceaneering International Inc.	6.000%	2/01/28	BBB–	1,156,777

1,000		Precision Drilling Corporation, 144A, (4)	7.125%	1/15/26	BB	1,027,000
		Total Energy Equipment & Services				3,428,777

		Equity Real Estate Investment Trusts – 0.9%

3,070		American Tower Company	5.000%	2/15/24	BBB	3,182,503

2,080		Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,091,978

1,420		Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,466,624
		Total Equity Real Estate Investment Trusts				6,741,105

		Food & Staples Retailing – 0.8%

1,000		Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,014,000

2,975		Sysco Corporation	3.300%	7/15/26	A3	2,812,472

2,000		Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	1,963,474
		Total Food & Staples Retailing				5,789,946

		Food Products – 0.8%

2,460		Bunge Limited Finance Company	3.250%	8/15/26	BBB	2,244,515

1,000		JBS USA LUX SA / JBS USA Finance Inc., 144A	6.750%	2/15/28	B+	944,700

2,235		Kraft Heinz Foods Company	4.375%	6/01/46	BBB	1,931,998

800		Post Holdings Inc., 144A	5.625%	1/15/28	B	750,000
		Total Food Products				5,871,213

		Gas Utilities – 0.2%

1,250		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,212,500

		Health Care Equipment & Supplies – 0.1%

400	EUR	Synlab Bondco PLC, 144A	6.250%	7/01/22	B+	479,962

		Health Care Providers & Services – 1.2%

1,515		Centene Escrow I Corp, 144A	5.375%	6/01/26	BB+	1,534,892

96		CHS/Community Health Systems Inc., 144A, (4)	8.125%	6/30/24	CCC–	79,320

871		Community Health Systems, Inc.	6.875%	2/01/22	CCC–	444,210

740		Community Health Systems, Inc.	6.250%	3/31/23	B	677,100

3,815		CVS Health Corp	4.300%	3/25/28	Baa1	3,761,665

1,580		HCA Inc.	5.500%	6/15/47	BBB–	1,449,650

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Health Care Providers & Services (continued)

$500	Kindred Healthcare Inc.	6.375%	4/15/22	B–	$515,000
	Total Health Care Providers & Services				8,461,837

	Hotels, Restaurants & Leisure – 0.5%

720	1011778 BC ULC/New Red Finance Inc., 144A	5.000%	10/15/25	B–	681,264

1,230	Hilton Domestic Operating Co Inc., 144A	5.125%	5/01/26	BB+	1,208,475

1,550	VOC Escrow Ltd, 144A	5.000%	2/15/28	Ba2	1,464,301
	Total Hotels, Restaurants & Leisure				3,354,040

	Household Durables – 0.9%

1,000	Apex Tool Group LLC / BC Mountain Finance Inc., 144A, (4)	9.000%	2/15/23	B–	967,500

2,940	Harman International Industries, Inc.	4.150%	5/15/25	BBB+	2,929,724

2,505	Newell Brands Inc.	4.200%	4/01/26	BBB–	2,419,177
	Total Household Durables				6,316,401

	Household Products – 0.2%

1,300	Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	1,207,083

	Independent Power & Renewable Electricity Producers – 0.2%

1,000	Calpine Corporation., 144A	5.250%	6/01/26	BB+	942,500

1,000	Talen Energy Supply LLC, (4)	6.500%	6/01/25	B+	762,500
	Total Independent Power & Renewable Electricity Producers				1,705,000

	Industrial Conglomerates – 1.2%

1,000	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	1,008,750

3,740	GE Capital International Funding CO	4.418%	11/15/35	A	3,620,998

3,200	Siemens Financieringsmaatschappij NV, 144A	3.400%	3/16/27	A+	3,100,253

1,000	Stena International SA, 144A	5.750%	3/01/24	BB–	917,500
	Total Industrial Conglomerates				8,647,501

	Insurance – 3.3%

646	AFLAC Insurance	6.450%	8/15/40	A–	793,478

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	3,063,930

1,230	Genworth Holdings Inc.	4.800%	2/15/24	B	1,067,025

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,500,905

2,535	Lincoln National Corporation	4.000%	9/01/23	A–	2,554,899

3,015	Symetra Financial Corporation	4.250%	7/15/24	Baa1	2,981,762

2,075	Unum Group	4.000%	3/15/24	BBB	2,058,115

750	Wand Merger Corp, 144A, (WI/DD)	8.125%	7/15/23	B2	760,313

1,805	Willis North America, Inc.	3.600%	5/15/24	BBB	1,743,647

4,790	XLIT Limited	4.450%	3/31/25	BBB	4,711,438
	Total Insurance				23,235,512

	Internet Software & Services – 0.4%

2,865	eBay Inc.	3.800%	3/09/22	BBB+	2,891,825

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Leisure Products – 0.1%

$750		Mattel Inc., 144A, (4)	6.750%	12/31/25	BB	$730,313

		Machinery – 0.6%

3,370		John Deere Capital Corporation	2.650%	6/24/24	A	3,208,948

1,000		Navistar International Corporation, 144A, (4)	6.625%	11/01/25	B–	1,027,500
		Total Machinery				4,236,448

		Marine – 0.3%

1,595		Eletson Holdings Inc., 144A	9.625%	1/15/22	Caa2	1,004,850

500		Navios Maritime Acquisition Corporation, 144A, (4)	8.125%	11/15/21	B–	410,625

1,000		Navios Maritime Holdings Inc., 144A	11.250%	8/15/22	B	950,000
		Total Marine				2,365,475

		Media – 1.7%

2,260		CBS Corporation	4.000%	1/15/26	BBB	2,191,046

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,120,016

1,000		Meredith Corporation., 144A	6.875%	2/01/26	B	986,250

2,200		Telenet Finance Luxembourg, 144A	5.500%	3/01/28	BB	1,999,096

1,805		Time Warner Inc.	3.875%	1/15/26	A–	1,732,847

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,386,515

1,600		VTR Finance BV, 144A	6.875%	1/15/24	BB–	1,607,520
		Total Media				12,023,290

		Metals & Mining – 1.3%

600		Commercial Metals Co, 144A	5.750%	4/15/26	BB+	579,000

1,000		First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B	965,000

2,350		Glencore Funding LLC, 144A	4.000%	3/27/27	BBB+	2,217,418

1,520		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	1,565,600

1,000		Northwest Acquisition/Dominion Finco Inc. , 144A	7.125%	11/01/22	BB	997,500

1,000		Novelis Corp, 144A	6.250%	8/15/24	B+	1,000,000

1,000		SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	1,017,500

1,045		United States Steel Corp	6.250%	3/15/26	BB–	1,033,897
		Total Metals & Mining				9,375,915

		Multi-Utilities – 0.2%

1,750		Sempra Energy.	3.400%	2/01/28	BBB+	1,641,140

		Oil, Gas & Consumable Fuels – 4.6%

2,000		Abu Dhabi Crude Oil Pipeline LLC, 144A	4.600%	11/02/47	AA	1,832,000

2,435		Baker Hughes a GE Co LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	A–	2,361,440

1,262		Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,554,470

2,405		Enterprise Products Operating LLC	2.800%	2/15/21	BBB+	2,374,077

1,000		EP Energy LLC and Everest Acquisition Finance, Inc., 144A	9.375%	5/01/24	Caa2	820,000

1,500		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,400,625

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,700	MPLX LP	4.875%	6/01/25	BBB	$2,775,272

1,880	Occidental Petroleum Corporation	3.400%	4/15/26	A	1,834,633

1,000	PBF Holding Company LLC.	7.250%	6/15/25	BB	1,051,250

1,275	Petro Canada	6.800%	5/15/38	A–	1,624,027

1,000	Petrobras Global Finance BV	7.375%	1/17/27	Ba2	998,750

1,575	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	1,507,275

1,345	Sabine Pass Liquefaction LLC.	5.875%	6/30/26	BBB–	1,442,065

1,250	Shelf Drilling Holdings Ltd, 144A	8.250%	2/15/25	B2	1,259,375

1,910	Sunoco Logistics Partners LP	4.000%	10/01/27	BBB–	1,784,199

1,000	Sunoco LP / Sunoco Finance Corp., 144A	4.875%	1/15/23	BB	960,000

670	Targa Resources Inc.	4.250%	11/15/23	BB–	643,200

1,915	Western Gas Partners LP	4.500%	3/01/28	BBB–	1,842,199

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,800,971

1,515	WPX Energy Inc.	5.750%	6/01/26	BB–	1,515,000
	Total Oil, Gas & Consumable Fuels				32,380,828

	Paper & Forest Products – 0.3%

2,100	Domtar Corporation	6.750%	2/15/44	BBB–	2,221,535

	Personal Products – 0.2%

1,145	Coty Inc., 144A, (4)	6.500%	4/15/26	BB	1,098,484

	Pharmaceuticals – 0.4%

1,635	Endo Finance LLC, 144A	5.375%	1/31/23	B3	1,308,000

1,515	Teva Pharmaceutical Finance Netherlands III BV, (4)	6.750%	3/01/28	BB	1,543,594
	Total Pharmaceuticals				2,851,594

	Real Estate Management & Development – 0.2%

1,500	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	1,398,750

	Road & Rail – 0.4%

750	The Hertz Corporation, 144A, (4)	7.625%	6/01/22	BB–	720,000

1,500	Union Pacific Corp	4.500%	9/10/48	A–	1,513,543

1,000	United Rentals North America Inc.	4.875%	1/15/28	BB	928,750
	Total Road & Rail				3,162,293

	Semiconductors & Semiconductor Equipment – 0.7%

2,655	Intel Corporation	3.150%	5/11/27	A+	2,570,692

2,425	Texas Instruments Incorporated, (4)	2.900%	11/03/27	A+	2,293,370
	Total Semiconductors & Semiconductor Equipment				4,864,062

	Software – 0.5%

875	CDK Global Inc.	5.875%	6/15/26	BB+	893,594

2,450	Microsoft Corporation	3.300%	2/06/27	AAA	2,417,986
	Total Software				3,311,580

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Specialty Retail – 1.1%

$2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	$1,985,787

2,900	Bed Bath and Beyond Incorporated	5.165%	8/01/44	Baa2	2,220,166

1,500	L Brands, Inc.	6.875%	11/01/35	BB+	1,335,000

2,405	Lowes Companies, Inc.	3.100%	5/03/27	A–	2,272,101
	Total Specialty Retail				7,813,054

	Tobacco – 0.2%

1,410	Vector Group Limited, 144A	6.125%	2/01/25	BB–	1,362,413

	Trading Companies & Distributors – 0.4%

1,995	Air Lease Corporation	3.875%	4/01/21	BBB	2,009,490

515	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	480,238
	Total Trading Companies & Distributors				2,489,728

	Wireless Telecommunication Services – 0.6%

1,000	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	925,000

1,040	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	955,240

500	Sprint Capital Corporation	6.875%	11/15/28	B+	480,000

1,848	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	1,827,643
	Total Wireless Telecommunication Services				4,187,883
	Total Corporate Bonds (cost $402,256,018)				392,075,169

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 20.0%

$5,075	Ally Auto Receivables Trust, Series 2017-3	2.010%	3/15/22	AAA	$4,978,706

2,350	American Express Credit Card Master Trust, Series 2017-1	1.930%	9/15/22	Aaa	2,315,449

2,260	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	2,284,368

2,270	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	AA–	2,404,774

21	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	20,120

1,200	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.507%	9/17/48	A–	1,170,480

770	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	622,417

5,155	Bank of America Credit Card Trust, Series 2017-A1	1.950%	8/15/22	Aaa	5,076,375

2,400	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	BBB–	2,383,700

4,900	Citibank Credit Card Issuance Trust, Series 2014-A6.	2.150%	7/15/21	Aaa	4,871,340

3,000	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (5)	3.073%	4/15/36	AAA	3,011,219

3,940	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.259%	3/12/48	A–	3,813,208

Principal Amount (000)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,260		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.642%	10/10/48	A–	$3,164,287

1,610		Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A, (1-Month LIBOR reference rate + 2.300% spread), (5)	4.373%	10/17/34	AA–	1,613,030

53		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	BB+	52,502

644		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	634,592

113		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	118,113

3,246		DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/21/45	BBB	3,254,370

1,950		Discover Card Execution Trust 2015-A2	1.900%	10/17/22	AAA	1,915,601

3,504		Domino’s Pizza Master Issuer LLC, 144A, (3-Month LIBOR reference rate + 1.250% spread), (5)	3.610%	7/25/47	BBB+	3,511,093

3,652		Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	3,539,979

77		Fannie Mae Mortgage Interest Strips	5.000%	9/01/24	N/R	3,060

37		Fannie Mae Mortgage Pool FN 255956	6.000%	9/01/37	N/R	39,063

42		Fannie Mae Mortgage Pool FN 256890	6.000%	6/01/37	N/R	46,462

43		Fannie Mae Mortgage Pool FN 725205	6.000%	11/01/34	N/R	46,957

42		Fannie Mae Mortgage Pool FN 725773	6.000%	4/01/32	N/R	45,603

181		Fannie Mae Mortgage Pool FN 735060	6.000%	3/01/34	N/R	194,004

77		Fannie Mae Mortgage Pool FN 745101	5.000%	3/01/34	N/R	82,576

107		Fannie Mae Mortgage Pool FN 745324	5.500%	9/01/34	N/R	116,341

31		Fannie Mae Mortgage Pool FN 824163	5.500%	4/01/35	N/R	33,794

41		Fannie Mae Mortgage Pool FN 831377	6.500%	4/01/36	N/R	45,246

18		Fannie Mae Mortgage Pool FN 852909	6.500%	4/01/36	N/R	19,583

—	(6)	Fannie Mae Mortgage Pool FN 889618	5.500%	7/01/38	N/R	65

—	(6)	Fannie Mae Mortgage Pool FN 893318	5.500%	5/01/38	N/R	103

41		Fannie Mae Mortgage Pool FN 905597	6.500%	8/01/36	N/R	44,733

7		Fannie Mae Mortgage Pool FN 944340, (12-Month LIBOR reference rate + 1.890% spread), (5)	3.510%	12/01/36	N/R	7,199

29		Fannie Mae Mortgage Pool FN 946228, (12-Month LIBOR reference rate + 1.590% spread), (5)	3.524%	9/01/37	N/R	30,234

191		Fannie Mae Mortgage Pool FN 985344	5.500%	11/01/38	N/R	206,796

112		Fannie Mae Mortgage Pool FN AA0005	5.500%	12/01/38	N/R	119,756

3		Fannie Mae Mortgage Pool FN AA0889	5.500%	7/01/24	N/R	2,727

580		Fannie Mae Mortgage Pool FN AL1187	5.500%	10/01/25	N/R	621,258

1,430		Fannie Mae TBA, (WI/DD)	4.500%	TBA	N/R	1,488,904

755		Fannie Mae TBA, (WI/DD)	4.000%	TBA	N/R	769,658

14,150		Fannie Mae TBA, (WI/DD)	3.500%	TBA	N/R	14,066,855

2,000		Fifth Third Auto Trust, Series 2017-1	1.800%	2/15/22	AAA	1,972,086

2,050		Finance of America Structured Security Trust, Series 2017-HB1, 144A	3.624%	11/25/27	Baa2	2,040,447

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,315	Flagstar Mortgage Trust 2018-4	4.000%	7/25/48	Aaa	$3,333,244

3,371	Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	3,338,402

2,980	Focus Brands Funding LLC, Asset Backed Security, 144A	5.093%	4/30/47	BBB	3,061,013

216	Freddie Mac Mortgage Pool, Various	6.500%	7/01/31	N/R	240,726

45	Freddie Mac Mortgage Pool, Various	7.000%	8/01/37	N/R	48,619

2,465	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,994,008

3,000	Honda Auto Receivables Owner Trust 2017-2	1.870%	9/15/23	AAA	2,924,803

1,069	Impact Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	975,176

1,871	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (5)	2.935%	12/19/36	Aaa	1,871,409

3,956	Invitation Homes Trust 2018-SFR1, 144A, (1-Month LIBOR reference rate + 0.700% spread), (5)	2.785%	3/19/37	Aaa	3,945,110

3,393	Invitation Homes Trust 2018-SFR2, 144A, (1-Month LIBOR reference rate + 0.900% spread), (5)	2.973%	6/18/37	Aaa	3,391,086

3,550	Invitation Homes Trust 2018-SFR3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (5)	3.000%	7/17/37	Aaa	3,554,446

571	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1, (1-Month LIBOR reference rate + 0.280% spread), (5)	2.371%	6/25/37	Caa1	561,512

5,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates Trust 2017-MAUI, 144A, (1-Month LIBOR reference rate + 0.830% spread), (5)	2.876%	7/17/34	AAA	4,996,856

1,500	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2017-JP5	3.723%	3/17/50	Aaa	1,497,067

2,095	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B3	2,125,216

2,750	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.913%	6/17/47	BBB–	2,432,402

1,955	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.382%	4/17/48	BBB–	1,664,367

3,100	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	3,038,705

2,986	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2017-6A, 144A	4.000%	8/25/57	Aaa	3,012,268

3,900	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	3,901,689

76	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	73,160

1,348	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	1,359,824

4,211	Shellpoint Co-Originator Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	4,165,967

3,140	Starwood Waypoint Homes Trust, 2017-1, 144A, (1-Month LIBOR reference rate + 0.950% spread), (5)	3.035%	1/22/35	Aaa	3,152,454

1,822	Taco Bell Funding LLC, Series 2016-1A, 144A	4.377%	5/25/46	BBB	1,848,582

3,000	Volkswagen Auto Loan Enhanced, (WI/DD)	2.810%	7/20/21	AAA	2,999,975

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$160	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.802%	10/20/35	D	$156,282

153	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.263%	8/25/38	AA	160,347

1,635	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.646%	9/17/58	BBB–	1,461,268

10	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	3.892%	2/25/35	AA+	9,630

2,580	World Omni Auto Receivables Trust, Series 2016-B	1.300%	2/15/22	AAA	2,547,376
$144,640	Total Asset-Backed and Mortgage-Backed Securities (cost $143,155,564)				142,642,222

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.7%

	Automobiles – 0.3%

$2,470	General Motors Financial Company Inc., (4)	5.750%	N/A (7)	BB+	$2,368,113

	Banks – 3.1%

3,865	Bank of America Corp	5.875%	N/A (7)	BBB–	3,778,037

2,695	Bank of America Corporation	6.300%	N/A (7)	BBB–	2,849,424

2,000	Cobank Agricultural Credit Bank	6.250%	N/A (7)	BBB+	2,080,000

4,000	JP Morgan Chase & Company	6.750%	N/A (7)	BBB	4,350,000

2,797	KeyCorp Convertible Preferred Stock	5.000%	N/A (7)	Baa3	2,721,481

1,000	M&T Bank Corporation	5.125%	N/A (7)	Baa2	993,750

4,570	SunTrust Bank Inc.	5.050%	N/A (7)	Baa3	4,484,084

1,000	Wachovia Capital Trust III	5.570%	N/A (7)	Baa2	990,000
21,927	Total Banks				22,246,776

	Capital Markets – 1.1%

2,325	Bank of New York Mellon	4.950%	N/A (7)	Baa1	2,377,196

3,005	Goldman Sachs Group Inc., (4)	5.300%	N/A (7)	Ba1	2,937,388

1,000	Morgan Stanley	5.550%	N/A (7)	BB+	1,030,700

1,605	State Street Corporation	5.250%	N/A (7)	Baa1	1,648,736
7,935	Total Capital Markets				7,994,020

	Commercial Services & Supplies – 0.2%

1,550	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	1,596,500

	Consumer Finance – 0.9%

2,020	American Express Company	5.200%	N/A (7)	Baa2	2,047,775

3,920	Capital One Financial Corporation	5.550%	N/A (7)	Baa3	4,005,064
5,940	Total Consumer Finance				6,052,839

	Food Products – 0.4%

2,780	Land O’ Lakes Incorporated, 144A	8.000%	N/A (7)	BB	3,058,000

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Industrial Conglomerates – 0.6%

$4,086	General Electric Capital Corporation	5.000%	N/A (7)	BBB+	$4,030,839

	Insurance – 1.9%

3,770	Aegon NV	5.500%	4/11/48	Baa1	3,619,342

2,000	Allstate Corporation	5.750%	8/18/23	Baa1	2,055,000

3,870	American International Group Inc.	5.750%	4/01/48	Baa2	3,811,950

3,730	MetLife Inc.	5.250%	N/A (7)	BBB	3,794,529
13,370	Total Insurance				13,280,821

	Oil, Gas & Consumable Fuels – 0.2%

1,000	Buckeye Partners LP.	6.375%	1/22/78	Ba1	891,478

750	Plains All American Pipeline L.P	6.125%	N/A (7)	BB	705,000
1,750	Total Oil, Gas & Consumable Fuels				1,596,478
$61,808	Total $1,000 Par (or similar) Institutional Preferred (cost $62,174,413)				62,224,386

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	CONTINGENT CAPITAL SECURITIES – 6.7% (8)

	Banks – 5.6%

$1,590	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (7)	Baa2	$1,615,837

1,400	Banco Bilbao Vizcaya Argentaria S.A, (4)	6.125%	N/A (7)	Ba2	1,235,500

1,300	Banco Mercantil del Norte, 144A	7.625%	N/A (7)	BB	1,283,750

2,000	Credit Agricole SA, 144A	8.125%	N/A (7)	BBB–	2,117,500

8,905	Credit Agricole SA, 144A	7.875%	N/A (7)	BBB–	9,083,100

2,500	HSBC Holdings PLC	6.375%	N/A (7)	BBB	2,453,125

2,000	ING Groep N.V	6.500%	N/A (7)	BBB–	1,934,600

2,300	Intesa Sanpaolo SpA, 144A	7.700%	N/A (7)	BB–	2,148,200

3,000	Lloyds Banking Group PLC	7.500%	N/A (7)	Baa3	3,046,500

1,600	Nordea Bank AB, 144A	6.125%	N/A (7)	BBB	1,562,000

3,134	Royal Bank of Scotland Group PLC	7.500%	N/A (7)	Ba3	3,195,113

3,020	Societe Generale SA, 144A	6.750%	N/A (7)	BB+	2,770,850

1,880	Standard Chartered PLC, 144A	7.500%	N/A (7)	Ba1	1,927,000

5,575	UniCredit SpA, Reg S	8.000%	N/A (X)	B+	5,225,180
40,204	Total Banks				39,598,255

	Capital Markets – 0.8%

2,000	Credit Suisse Group AG, 144A	7.500%	N/A (7)	BB	2,065,000

2,000	Macquarie Bank Limited, 144A	6.125%	N/A (7)	Ba1	1,795,000

2,005	UBS Group AG, Reg S	7.000%	12/29/49	BBB–	2,032,569
6,005	Total Capital Markets				5,892,569

	Diversified Financial Services – 0.3%

2,330	BNP Paribas, 144A	7.375%	N/A (7)	BBB–	2,382,425
$48,539	Total Contingent Capital Securities (cost $51,579,404)				47,873,249

Principal Amount (000) (1)		Description (2)	Coupon			Maturity	Ratings (3)	Value

		SOVEREIGN DEBT – 5.6%

		Argentina – 0.6%

$5,250		Republic of Argentina.	6.875%			1/11/48	B+	$3,953,302

		Egypt – 0.6%

4,400		Egypt Government International Bond, 144A	5.577%			2/21/23	B	4,169,000

		Germany – 2.7%

6,000	EUR	Bundesrepublik Deutschland Bundesanleihe, Reg S	0.500%			2/15/28	Aaa	7,128,531

10,300	EUR	Deutschland Republic, Reg S	0.250%			2/15/27	Aaa	12,087,113
		Total Germany						19,215,644

		Honduras – 0.4%

2,800		Republic of Honduras, 144A	8.750%			12/16/20	BB–	3,026,660

		Oman – 0.3%

2,000		Oman Government International Bond, 144A	6.750%			1/17/48	Baa3	1,810,000

		Saudi Arabia – 0.6%

4,350		Saudi Government International Bond, 144A	4.000%			4/17/25	A1	4,328,511

		Sri Lanka – 0.4%

3,400		Sri Lanka Government International Bond, 144A	6.750%			4/18/28	B1	3,208,413
		Total Sovereign Debt (cost $40,811,574)						39,711,530

Principal Amount (000)		Description (2)	Coupon			Maturity	Ratings (3)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.5%

$7,515		United States of America Treasury Bonds	2.750%			11/15/47	Aaa	$7,163,028

3,865		United States Treasury Notes	0.500%			1/15/28	Aaa	3,780,472
$11,380		Total U.S. Government and Agency Obligations (cost $11,001,401)						10,943,500

Principal Amount (000)		Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

		VARIABLE RATE SENIOR LOAN INTERESTS – 0.7% (9)

		Containers & Packaging – 0.3%

$1,000		Packaging Coordinators Inc., Second Lien Term Loan	10.810%	3-Month LIBOR	8.750%	6/30/24	CCC+	$1,000,000

980		Packaging Coordinators Inc., First Lien Term Loan	6.060%	3-Month LIBOR	4.000%	6/29/23	B	982,455
1,980		Total Containers & Packaging						1,982,455

		Diversified Financial Services – 0.1%

870		Jill Acquisition LLC, First Lien Term Loan B	7.360%	3-Month LIBOR	5.000%	5/08/22	B	859,823

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

Principal Amount (000)	Description (2)	Coupon (9)		Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	Professional Services – 0.3%

$2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	7.651%		3-Month LIBOR	5.750%	2/28/22	CCC+	$2,013,760
$4,850	Total Variable Rate Senior Loan Interests (cost $4,804,421)							4,856,038

Shares	Description (2)	Coupon					Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETIAL PREFERRED – 0.6%

	Banks – 0.3%

20,600	AgriBank FCB, (11)	6.875%					BBB+	$2,204,200

	Insurance – 0.3%

70,000	Enstar Group Ltd (11)	7.000%					BB+	1,771,000
	Total $25 Par (or similar) Retail Preferred (cost $3,810,000)							$3,975,200

Principal Amount (000)	Description (2)			Optional Call Provisions (12)			Ratings (3)	Value

	MUNICIPAL BONDS – 0.3%

	Georgia – 0.3%

$1,549	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57			No Opt. Call			A–	$1,872,648
$1,549	Total Municipal Bonds (cost $1,685,042)							1,872,648

Shares	Description (2)							Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

49	Dayton Superior Class A, (13), (14)							$1

55	Dayton Superior Class 1, (14)							1
	Total Building Products							2

	Independent Power & Renewable Electricity Producers – 0.0%

5,257	Vistra Energy Corporation							124,380
	Total Common Stocks (cost $270,029)							124,382
	Total Long-Term Investments (cost $721,547,866)							706,298,324

Shares	Description (2)	Coupon						Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.7%

	Money Market Funds – 2.7%

19,390,513	First American Government Obligations Fund, Class X, (15)	1.806%	(16)					$19,390,513
	Total Investments Purchased with Collateral from Securities Lending (cost $19,390,513)							19,390,513

Shares	Description (2)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

$4,044,545	First American Treasury Obligations Fund, Class Z	1.754% (16)	$4,044,545
	Total Short-Term Investments (cost $4,044,545)		4,044,545
	Total Investments (cost $744,982,924) – 102.5%		729,733,382
	Other Assets Less Liabilities – (2.5)% (17)		(17,737,411)
	Net Assets – 100%		$711,995,971

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Japanese Yen	$815,000,000	U.S. Dollar	$7,402,207	Goldman Sachs Bank USA	8/17/18	$(15,607)
U.S. Dollar	6,795,450	Australian Dollar	9,000,000	Goldman Sachs Bank USA	8/20/18	133,845
U.S. Dollar	1,395,946	Canadian Dollar	1,839,000	Goldman Sachs Bank USA	8/17/18	(4,125)
U.S. Dollar	7,163,706	Euro	6,110,000	Bank of America, N.A.	8/08/18	6,737
U.S. Dollar	19,418,024	Euro	16,560,000	Bank of America, N.A.	8/08/18	20,412
U.S. Dollar	15,019,121	Euro	12,700,000	Goldman Sachs Bank USA	8/17/18	132,314
Total						$273,576
Total unrealized appreciation on forward foreign currency contracts						$293,308
Total unrealized depreciation on forward foreign currency contracts						$(19,732)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bond	Long	196	9/18	$36,815,998	$37,205,918	$389,920	$23,086
U.S. Treasury 5-Year Note	Short	(225)	9/18	(25,576,213)	(25,563,867)	12,346	5,273
U.S. Treasury 10-Year Note	Short	(678)	9/18	(81,297,657)	(81,487,125)	(189,468)	(355)
U.S. Treasury Long Bond	Long	247	9/18	35,420,598	35,815,000	394,402	7,719
U.S. Treasury Ultra 10-Year Note	Short	(438)	9/18	(55,880,924)	(56,166,656)	(285,732)	(5,066)
U.S. Treasury Ultra Bond	Long	246	9/18	38,522,570	39,252,375	729,805	(21,690)
Total				$(51,995,628)	$(50,944,355)	$1,051,273	$8,967
Total receivable for variation margin on futures contracts							$36,078
Total payable for variation margin on futures contracts							$(27,111)
*	Total aggregate notional amount of long and short positions is $110,759,166 and $(162,754,794), respectively.

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (18)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$60,000,000	Receive	3-Month LIBOR	3.032%	Semi-Annually	6/22/18	6/22/28	$(549,030)	$(549,030)	$(95,015)

Nuveen Strategic Income Fund (continued)

Portfolio of Investments    June 30, 2018

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(2)	All percentages shown in the Portfolio of Investments are based on net assets.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $18,728,162.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	Perpetual security. Maturity date is not applicable.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)

Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	For fair value measurement purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(12)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(13)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(14)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(15)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(16)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(17)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(18)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not know prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

	Core Bond	Core Plus Bond	High Income Bond
Assets
Long-term investments, at value (cost $134,852,747, $339,786,375 and $318,808,151, respectively)	$133,776,249	$335,695,588	$300,903,334
Investments purchased with collateral from securities lending, at value (cost approximates value)	582,295	3,480,585	29,812,893
Short-term investments, at value (cost approximates value)	861,862	3,373,159	3,715,556
Cash collateral at brokers for investments in futures contracts(1)	75,000	290,000	17,000
Cash collateral at brokers for investments in swaps(1)	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	6,976	807
Receivable for:
Dividends	—	—	32,649
Due from broker	539	3,326	36,378
Interest	902,926	2,715,165	5,349,993
Investments sold	392,641	9,637,933	7,786,335
Reclaims	—	31,127	—
Shares sold	38,707	164,073	451,061
Variation margin on futures contracts	5,500	5,554	—
Other assets	45,752	70,299	73,519
Total assets	136,681,471	355,473,785	348,179,525
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	4,851
Payable for:
Collateral from securities lending program	582,295	3,480,585	29,812,893
Dividends	94,872	358,383	242,859
Investments purchased	1,310,559	12,162,810	6,383,613
Shares redeemed	123,733	387,180	3,529,387
Variation margin on futures contracts	2,380	5,789	—
Variation margin on swap contracts	—	—	—
Accrued expenses:
Management fees	36,657	96,689	151,982
Directors fees	21,116	36,119	37,094
Shareholder servicing agent fees	18,580	82,050	67,613
12b-1 distribution and service fees	3,969	15,830	61,230
Other	81,119	123,986	117,275
Total liabilities	2,275,280	16,749,421	40,408,797
Net assets	$134,406,191	$338,724,364	$307,770,728

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	Inflation Protected Securities	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $615,975,755, $463,477,935 and $721,547,866, respectively)	$611,113,711	$458,812,106	$706,298,324
Investments purchased with collateral from securities lending, at value (cost approximates value)	1,278,083	5,228,027	19,390,513
Short-term investments, at value (cost approximates value)	7,365,188	3,966,394	4,044,545
Cash collateral at brokers for investments in futures contracts(1)	340,200	130,000	1,635,000
Cash collateral at brokers for investments in swaps(1)	—	—	1,804,875
Unrealized appreciation on forward foreign currency contracts	—	—	293,308
Receivable for:
Dividends	—	—	35,407
Due from broker	719	1,835	13,288
Interest	1,553,552	2,469,478	7,214,775
Investments sold	116,013	—	19,042,209
Reclaims	—	—	—
Shares sold	903,735	513,774	639,650
Variation margin on futures contracts	15,279	—	36,078
Other assets	55,276	77,356	80,297
Total assets	622,741,756	471,198,970	760,528,269
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	19,732
Payable for:
Collateral from securities lending program	1,278,083	5,228,027	19,390,513
Dividends	1,401,649	384,185	825,671
Investments purchased	—	999,987	24,224,680
Shares redeemed	1,631,651	701,429	3,191,984
Variation margin on futures contracts	4,448	6,071	27,111
Variation margin on swap contracts	—	—	95,015
Accrued expenses:
Management fees	108,160	133,144	263,308
Directors fees	31,632	48,623	52,741
Shareholder servicing agent fees	386,892	71,242	175,429
12b-1 distribution and service fees	30,517	30,389	75,509
Other	140,002	125,856	190,605
Total liabilities	5,013,034	7,728,953	48,532,298
Net assets	$617,728,722	$463,470,017	$711,995,971

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

	Core Bond	Core Plus Bond	High Income Bond
Class A Shares
Net assets	$12,576,889	$52,125,597	$126,376,343
Shares outstanding	1,329,842	4,914,457	16,823,599
Net asset value (“NAV”) per share	$9.46	$10.61	$7.51
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25% and 4.75%, respectively, of offering price)	$9.75	$11.08	$7.88
Class C Shares
Net assets	$1,709,438	$5,484,144	$41,120,511
Shares outstanding	181,317	519,428	5,480,685
NAV and offering price per share	$9.43	$10.56	$7.50
Class R3 Shares
Net assets	$—	$1,265,222	$473,091
Shares outstanding	—	118,688	61,665
NAV and offering price per share	$—	$10.66	$7.67
Class R6 Shares
Net assets	$64,538,853	$23,377,097	$—
Shares outstanding	6,836,631	2,203,290	—
NAV and offering price per share	$9.44	$10.61	$—
Class I Shares
Net assets	$55,581,011	$256,472,304	$139,776,969
Shares outstanding	5,901,782	24,222,852	18,545,199
NAV and offering price per share	$9.42	$10.59	$7.54
Class T Shares(1)
Net assets	$—	$—	$23,814
Shares outstanding	—	—	3,161
NAV per share	$—	$—	$7.53
Offering price per share (NAV per share plus maximum sales charge of —%, —% and 2.50%, respectively, of offering price)	$—	$—	$7.72
Net assets consist of:
Capital paid-in	$138,297,446	$348,936,305	$431,558,282
Undistributed (Over-distribution of) net investment income	(112,911)	(854,673)	445,111
Accumulated net realized gain (loss)	(2,777,393)	(5,454,669)	(106,333,212)
Net unrealized appreciation (depreciation)	(1,000,951)	(3,902,599)	(17,899,453)
Net assets	134,406,191	338,724,364	307,770,728
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	Inflation Protected Securities	Short Term Bond	Strategic Income
Class A Shares
Net assets	$98,003,464	$78,314,848	$106,805,228
Shares outstanding	8,998,614	8,044,809	10,501,671
Net asset value (“NAV”) per share	$10.89	$9.73	$10.17
Offering price per share (NAV per share plus maximum sales charge of 4.25%, 2.25% and 4.25%, respectively, of offering price)	$11.37	$9.95	$10.62
Class C Shares
Net assets	$9,327,882	$16,766,579	$59,611,590
Shares outstanding	870,960	1,714,228	5,891,447
NAV and offering price per share	$10.71	$9.78	$10.12
Class R3 Shares
Net assets	$5,697,273	$204,199	$5,869,075
Shares outstanding	527,936	20,913	574,965
NAV and offering price per share	$10.79	$9.76	$10.21
Class R6 Shares
Net assets	$62,118,882	$77,312,789	$46,587,856
Shares outstanding	5,598,341	7,918,752	4,567,971
NAV and offering price per share	$11.10	$9.76	$10.20
Class I Shares
Net assets	$442,581,221	$290,871,602	$493,098,394
Shares outstanding	40,169,708	29,848,768	48,494,128
NAV and offering price per share	$11.02	$9.74	$10.17
Class T Shares(1)
Net assets	$—	$—	$23,828
Shares outstanding	—	—	2,343
NAV per share	$—	$—	$10.17
Offering price per share (NAV per share plus maximum sales charge of —%, —% and 2.50%, respectively, of offering price)	$—	$—	$10.43
Net assets consist of:
Capital paid-in	$624,494,796	$478,294,543	$781,217,864
Undistributed (Over-distribution of) net investment income	2,270,435	(224,987)	(2,198,975)
Accumulated net realized gain (loss)	(4,294,601)	(9,932,009)	(52,547,905)
Net unrealized appreciation (depreciation)	(4,741,908)	(4,667,530)	(14,475,013)
Net assets	617,728,722	463,470,017	711,995,971
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2018

	Core Bond	Core Plus Bond	High Income Bond
Investment Income
Dividend income	$—	$—	$776,494
Interest income	4,461,832	13,498,319	25,391,894
Securities lending income	4,407	41,366	397,744
Total investment income	$4,466,239	$13,539,685	$26,566,132
Expenses
Management fees	640,864	1,686,213	2,028,179
12b-1 service fees – Class A Shares	33,062	138,246	323,389
12b-1 distribution and service fees – Class C Shares	17,468	64,501	465,763
12b-1 distribution and service fees – Class R3 Shares	—	6,359	3,112
12b-1 service fees – Class T Shares(1)	—	—	61
Shareholder servicing agent fees	60,110	254,467	257,566
Custodian fees	73,455	132,159	119,299
Directors fees	3,997	10,719	10,131
Professional fees	56,220	71,828	65,573
Shareholder reporting expenses	20,264	52,538	64,189
Federal and state registration fees	67,378	88,274	111,067
Other	10,300	16,146	75,631
Total expenses before fee waiver/expense reimbursement	983,118	2,521,450	3,523,960
Fee waiver/expense reimbursement	(246,886)	(453,674)	(140,655)
Net expenses	736,232	2,067,776	3,383,305
Net investment income (loss)	3,730,007	11,471,909	23,182,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	295,683	2,136,849	(11,134,618)
Forward foreign currency contracts	—	260,603	(180,664)
Futures contracts	384,629	(140,795)	(84,799)
Options purchased	—	(16,404)	—
Swaps	—	(196,673)	(78,738)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,953,976)	(16,352,314)	(1,990,985)
Forward foreign currency contracts	—	201,767	178,031
Futures contracts	(116,123)	(25,668)	12,573
Options purchased	—	13,451	—
Swaps	—	3,126	—
Net realized and unrealized gain (loss)	(4,389,787)	(14,116,058)	(13,279,200)
Net increase (decrease) in net assets from operations	$(659,780)	$(2,644,149)	$9,903,627

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations (continued)

	Inflation Protected Securities	Short Term Bond	Strategic Income
Investment Income
Dividend income	$7,250	$—	$183,755
Interest income	17,934,695	12,690,570	32,856,730
Securities lending income	14,945	30,374	134,947
Total investment income	17,956,890	12,720,944	33,175,432
Expenses
Management fees	2,469,019	2,101,569	4,119,552
12b-1 service fees – Class A Shares	257,665	215,822	317,062
12b-1 distribution and service fees – Class C Shares	99,833	214,614	703,033
12b-1 distribution and service fees – Class R3 Shares	27,702	1,944	33,669
12b-1 service fees – Class T Shares(1)	—	—	61
Shareholder servicing agent fees	1,429,041	240,682	630,237
Custodian fees	93,050	136,250	196,091
Directors fees	21,945	15,508	23,481
Professional fees	88,037	83,632	99,682
Shareholder reporting expenses	106,008	52,786	116,859
Federal and state registration fees	89,808	97,839	91,798
Other	9,558	16,082	19,432
Total expenses before fee waiver/expense reimbursement	4,691,666	3,176,728	6,350,957
Fee waiver/expense reimbursement	(1,155,265)	(337,301)	(790,284)
Net expenses	3,536,401	2,839,427	5,560,673
Net investment income (loss)	14,420,489	9,881,517	27,614,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	101,938	(681,127)	(312,181)
Forward foreign currency contracts	—	—	281,199
Futures contracts	787,375	(703,560)	2,768,614
Options purchased	—	—	(174,197)
Swaps	—	—	(2,912,985)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,093,673)	(5,638,530)	(33,436,656)
Forward foreign currency contracts	—	—	1,217,587
Futures contracts	(129,279)	(31,944)	33,519
Options purchased	—	—	58,501
Swaps	—	—	(8,602)
Net realized and unrealized gain (loss)	(4,333,639)	(7,055,161)	(32,485,201)
Net increase (decrease) in net assets from operations	$10,086,850	$2,826,356	$(4,870,442)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Core Bond		Core Plus Bond
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17
Operations
Net investment income (loss)	$3,730,007	$3,957,122	$11,471,909	$13,462,247
Net realized gain (loss) from:
Investments and foreign currency	295,683	1,094,016	2,136,849	3,481,669
Forward foreign currency contracts	—	—	260,603	(377,450)
Futures contracts	384,629	(1,099,892)	(140,795)	117,343
Options purchased	—	—	(16,404)	(189,915)
Swaps	—	—	(196,673)	(2,414,363)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,953,976)	(4,983,483)	(16,352,314)	(1,417,518)
Forward foreign currency contracts	—	—	201,767	154,851
Futures contracts	(116,123)	215,835	(25,668)	62,649
Options purchased	—	—	13,451	(13,451)
Swaps	—	—	3,126	2,131,286
Net increase (decrease) in net assets from operations	(659,780)	(816,402)	(2,644,149)	14,997,348
Distributions to Shareholders
From net investment income:
Class A Shares	(312,195)	(306,135)	(1,354,695)	(1,420,028)
Class C Shares	(28,258)	(27,096)	(109,438)	(132,502)
Class R3 Shares	—	—	(28,053)	(214,891)
Class R6 Shares	(1,566,207)	(1,414,133)	(642,684)	(635,081)
Class I Shares	(1,616,402)	(2,106,287)	(7,299,961)	(7,238,587)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	(24,751)	(330,228)	(796,441)
Class C Shares	—	(3,373)	(38,518)	(107,897)
Class R3 Shares	—	—	(7,596)	(126,056)
Class R6 Shares	—	(102,536)	(143,924)	(320,604)
Class I Shares	—	(152,775)	(1,631,224)	(3,651,042)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,523,062)	(4,137,086)	(11,586,321)	(14,643,129)
Fund Share Transactions
Proceeds from sale of shares	24,109,504	17,939,062	75,164,167	64,405,698
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,291,497	2,509,337	6,815,299	8,528,468
	26,401,001	20,448,399	81,979,466	72,934,166
Cost of shares redeemed	(30,787,295)	(55,410,123)	(88,847,869)	(107,070,562)
Net increase (decrease) in net assets from Fund share transactions	(4,386,294)	(34,961,724)	(6,868,403)	(34,136,396)
Net increase (decrease) in net assets	(8,569,136)	(39,915,212)	(21,098,873)	(33,782,177)
Net assets at the beginning of period	142,975,327	182,890,539	359,823,237	393,605,414
Net assets at the end of period	134,406,191	$142,975,327	338,724,364	$359,823,237
Undistributed (Over-distribution of) net investment income at the end of period	$(112,911)	$(319,856)	$(854,673)	$(2,578,372)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	High Income Bond		Inflation Protected Securities
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17
Operations
Net investment income (loss)	$23,182,827	$31,041,673	$14,420,489	$11,146,193
Net realized gain (loss) from:
Investments and foreign currency	(11,134,618)	(1,337,739)	101,938	1,334,814
Forward foreign currency contracts	(180,664)	210,744	—	—
Futures contracts	(84,799)	(137,663)	787,375	(3,448,952)
Options purchased	—	—	—	—
Swaps	(78,738)	(30,036)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,990,985)	32,917,584	(5,093,673)	(16,784,072)
Forward foreign currency contracts	178,031	(114,776)	—	—
Futures contracts	12,573	(275,326)	(129,279)	(295,008)
Options purchased	—	—	—	—
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	9,903,627	62,274,461	10,086,850	(8,047,025)
Distributions to Shareholders
From net investment income:
Class A Shares	(8,890,635)	(11,349,409)	(2,671,390)	(1,153,307)
Class C Shares	(2,854,928)	(2,883,575)	(182,575)	(63,715)
Class R3 Shares	(40,945)	(52,021)	(131,482)	(87,641)
Class R6 Shares	—	—	(1,448,758)	(243,084)
Class I Shares	(11,881,293)	(16,098,152)	(12,804,131)	(5,866,832)
Class T Shares(1)	(1,688)	(141)	—	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(23,669,489)	(30,383,298)	(17,238,336)	(7,414,579)
Fund Share Transactions
Proceeds from sale of shares	320,649,681	527,158,862	215,916,601	327,307,816
Proceeds from shares issued to shareholders due to reinvestment of distributions	20,124,847	23,319,008	6,651,234	3,010,711
	340,774,528	550,477,870	222,567,835	330,318,527
Cost of shares redeemed	(405,002,409)	(561,646,868)	(201,038,600)	(239,408,167)
Net increase (decrease) in net assets from Fund share transactions	(64,227,881)	(11,168,998)	21,529,235	90,910,360
Net increase (decrease) in net assets	(77,993,743)	20,722,165	14,377,749	75,448,756
Net assets at the beginning of period	385,764,471	365,042,306	603,350,973	527,902,217
Net assets at the end of period	307,770,728	$385,764,471	617,728,722	$603,350,973
Undistributed (Over-distribution of) net investment income at the end of period	$445,111	$1,125,810	$2,270,435	$5,088,282

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

	Short Term Bond		Strategic Income
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17
Operations
Net investment income (loss)	$9,881,517	$10,231,004	$27,614,759	$32,606,064
Net realized gain (loss) from:
Investments and foreign currency	(681,127)	729,844	(312,181)	(1,535,971)
Forward foreign currency contracts	—	—	281,199	(2,742,500)
Futures contracts	(703,560)	(326,015)	2,768,614	243,580
Options purchased	—	—	(174,197)	(830,201)
Swaps	—	—	(2,912,985)	(5,806,488)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,638,530)	(2,250,536)	(33,436,656)	23,950,852
Forward foreign currency contracts	—	—	1,217,587	(216,207)
Futures contracts	(31,944)	475,812	33,519	1,173,900
Options purchased	—	—	58,501	(58,501)
Swaps	—	—	(8,602)	2,651,990
Net increase (decrease) in net assets from operations	2,826,356	8,860,109	(4,870,442)	49,436,518
Distributions to Shareholders
From net investment income:
Class A Shares	(1,393,789)	(1,440,422)	(2,624,560)	(4,700,078)
Class C Shares	(175,019)	(206,915)	(911,063)	(1,697,178)
Class R3 Shares	(5,046)	(4,210)	(122,444)	(189,836)
Class R6 Shares	(1,691,840)	(1,266,480)	(833,771)	(888,278)
Class I Shares	(5,977,163)	(6,537,353)	(12,250,306)	(14,906,062)
Class T Shares(1)	—	—	(504)	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	(96,946)	(2,364,360)	(3,734,095)
Class C Shares	—	(29,934)	(1,310,645)	(1,850,649)
Class R3 Shares	—	(357)	(125,534)	(164,969)
Class R6 Shares	—	(73,173)	(728,959)	(655,316)
Class I Shares	—	(378,818)	(10,039,433)	(10,925,506)
Class T Shares(1)	—	—	(459)	(104)
Decrease in net assets from distributions to shareholders	(9,242,857)	(10,034,608)	(31,312,038)	(39,712,071)
Fund Share Transactions
Proceeds from sale of shares	161,733,139	253,678,451	234,165,148	244,895,885
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,722,287	4,633,178	18,990,554	23,514,671
	166,455,426	258,311,629	253,155,702	268,410,556
Cost of shares redeemed	(258,266,815)	(305,880,953)	(275,270,261)	(300,622,459)
Net increase (decrease) in net assets from Fund share transactions	(91,811,389)	(47,569,324)	(22,114,559)	(32,211,903)
Net increase (decrease) in net assets	(98,227,890)	(48,743,823)	(58,297,039)	(22,487,456)
Net assets at the beginning of period	561,697,907	610,441,730	770,293,010	792,780,466
Net assets at the end of period	463,470,017	$561,697,907	711,995,971	$770,293,010
Undistributed (Over-distribution of) net investment income at the end of period	$(224,987)	$(863,647)	$(2,198,975)	$(9,533,183)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Financial Highlights

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (1/95)
2018	$9.76	$0.24	$(0.31)	$(0.07)	$(0.23)	$—	$—	$(0.23)	$9.46
2017	10.05	0.22	(0.28)	(0.06)	(0.21)	—	(0.02)	(0.23)	9.76
2016	9.97	0.23	0.17	0.40	(0.22)	(0.06)	(0.04)	(0.32)	10.05
2015	10.36	0.25	(0.19)	0.06	(0.28)	(0.17)	—	(0.45)	9.97
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	—	(0.36)	10.36
Class C (1/11)
2018	9.73	0.17	(0.31)	(0.14)	(0.16)	—	—	(0.16)	9.43
2017	10.02	0.15	(0.28)	(0.13)	(0.14)	—	(0.02)	(0.16)	9.73
2016	9.94	0.15	0.17	0.32	(0.14)	(0.06)	(0.04)	(0.24)	10.02
2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	—	(0.36)	9.94
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	—	(0.28)	10.32
Class R6 (1/15)
2018	9.74	0.27	(0.32)	(0.05)	(0.25)	—	—	(0.25)	9.44
2017	10.02	0.25	(0.27)	(0.02)	(0.24)	—	(0.02)	(0.26)	9.74
2016	9.94	0.26	0.16	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.02
2015(e)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	—	(0.13)	9.94
Class I (1/93)
2018	9.72	0.26	(0.31)	(0.05)	(0.25)	—	—	(0.25)	9.42
2017	10.01	0.24	(0.27)	(0.03)	(0.24)	—	(0.02)	(0.26)	9.72
2016	9.93	0.25	0.17	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.01
2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	—	(0.47)	9.93
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	—	(0.25)	10.32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.76)%	$12,577	0.96%		2.31%		0.78%		2.49%		47%
(0.56)	13,182	0.93		2.09		0.78		2.24		85
4.12	15,185	0.87		2.21		0.78		2.30		75
0.52	14,448	0.85		2.34		0.78		2.40		44
5.94	14,857	0.81		2.29		0.78		2.32		49

(1.50)	1,709	1.71		1.55		1.53		1.73		47
(1.33)	1,720	1.68		1.34		1.53		1.49		85
3.31	1,767	1.63		1.46		1.53		1.55		75
(0.20)	971	1.61		1.59		1.53		1.67		44
5.24	514	1.56		1.54		1.53		1.57		49

(0.51)	64,539	0.65		2.63		0.47		2.81		47
(0.22)	58,545	0.61		2.41		0.46		2.56		85
4.38	58,699	0.57		2.51		0.48		2.60		75
(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

(0.51)	55,581	0.71		2.55		0.53		2.73		47
(0.32)	69,528	0.68		2.32		0.53		2.47		85
4.39	107,240	0.62		2.46		0.53		2.55		75
0.78	176,468	0.59		2.59		0.53		2.65		44
6.21	329,901	0.56		2.53		0.53		2.56		49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/87)
2018	$11.04	$0.33	$(0.43)	$(0.10)	$(0.26)	$—	$(0.07)	$(0.33)	$10.61
2017	11.01	0.37	0.07	0.44	(0.26)	—	(0.15)	(0.41)	11.04
2016	11.25	0.44	(0.22)	0.22	(0.44)	(0.02)	—	(0.46)	11.01
2015	11.75	0.45	(0.49)	(0.04)	(0.44)	(0.02)	—	(0.46)	11.25
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	—	(0.62)	11.75
Class C (2/99)
2018	10.98	0.24	(0.41)	(0.17)	(0.18)	—	(0.07)	(0.25)	10.56
2017	10.96	0.29	0.05	0.34	(0.17)	—	(0.15)	(0.32)	10.98
2016	11.20	0.35	(0.22)	0.13	(0.35)	(0.02)	—	(0.37)	10.96
2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	—	(0.37)	11.20
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	—	(0.53)	11.69
Class R3 (9/01)
2018	11.09	0.30	(0.42)	(0.12)	(0.24)	—	(0.07)	(0.31)	10.66
2017	11.05	0.36	0.06	0.42	(0.23)	—	(0.15)	(0.38)	11.09
2016	11.29	0.41	(0.22)	0.19	(0.41)	(0.02)	—	(0.43)	11.05
2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	—	(0.43)	11.29
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	—	(0.60)	11.80
Class R6 (1/15)
2018	11.03	0.36	(0.42)	(0.06)	(0.29)	—	(0.07)	(0.36)	10.61
2017	11.00	0.41	0.05	0.46	(0.28)	—	(0.15)	(0.43)	11.03
2016	11.23	0.47	(0.21)	0.26	(0.47)	(0.02)	—	(0.49)	11.00
2015(e)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	—	(0.21)	11.23
Class I (2/94)
2018	11.01	0.35	(0.41)	(0.06)	(0.29)	—	(0.07)	(0.36)	10.59
2017	10.99	0.40	0.05	0.45	(0.28)	—	(0.15)	(0.43)	11.01
2016	11.24	0.46	(0.22)	0.24	(0.47)	(0.02)	—	(0.49)	10.99
2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	—	(0.49)	11.24
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	—	(0.65)	11.74

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.93)%	$52,126	0.90%		2.86%		0.77%		2.99%		97%
4.03	57,299	0.89		3.27		0.77		3.39		131
2.07	61,769	0.87		3.91		0.77		4.00		79
(0.41)	69,968	0.85		3.80		0.77		3.88		44
8.23	68,728	0.84		3.89		0.77		3.97		50

(1.61)	5,484	1.65		2.11		1.52		2.24		97
3.16	6,985	1.64		2.52		1.52		2.64		131
1.29	8,387	1.62		3.15		1.52		3.25		79
(1.10)	8,580	1.60		3.06		1.52		3.15		44
7.43	7,696	1.59		3.13		1.52		3.20		50

(1.14)	1,265	1.15		2.61		1.02		2.74		97
3.88	1,205	1.14		3.08		1.02		3.19		131
1.83	14,871	1.12		3.64		1.02		3.74		79
(0.70)	3,751	1.10		3.57		1.02		3.65		44
7.97	638	1.10		3.65		1.02		3.73		50

(0.62)	23,377	0.59		3.18		0.46		3.30		97
4.30	23,798	0.57		3.58		0.45		3.70		131
2.35	24,899	0.56		4.21		0.46		4.31		79
(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

(0.62)	256,472	0.65		3.11		0.52		3.24		97
4.21	270,536	0.64		3.52		0.52		3.63		131
2.26	283,680	0.62		4.16		0.52		4.25		79
(0.15)	440,499	0.60		4.04		0.52		4.12		44
8.64	514,961	0.60		4.17		0.52		4.24		50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/01)
2018	$7.80	$0.52	$(0.28)	$0.24	$(0.53)	$—	$(0.53)	$7.51
2017	7.22	0.54	0.57	1.11	(0.53)	—	(0.53)	7.80
2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	(0.53)	7.22
2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
Class C (8/01)
2018	7.79	0.46	(0.28)	0.18	(0.47)	—	(0.47)	7.50
2017	7.21	0.49	0.57	1.06	(0.48)	—	(0.48)	7.79
2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
Class R3 (9/01)
2018	7.96	0.52	(0.29)	0.23	(0.52)	—	(0.52)	7.67
2017	7.37	0.54	0.58	1.12	(0.53)	—	(0.53)	7.96
2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
Class I (8/01)
2018	7.82	0.54	(0.27)	0.27	(0.55)	—	(0.55)	7.54
2017	7.24	0.56	0.57	1.13	(0.55)	—	(0.55)	7.82
2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
Class T (5/17)(e)
2018	7.82	0.52	(0.28)	0.24	(0.53)	—	(0.53)	7.53
2017(f)	7.91	0.05	(0.10)	(0.05)	(0.04)	—	(0.04)	7.82

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Losss)		Expenses		Net Investment Income (Losss)		Portfolio Turnover Rate(d)

3.16%	$126,376	1.04%		6.66%		1.00%		6.70%		126%
15.75	136,977	1.01		7.03		1.01		7.03		155
5.48	114,537	1.03		7.99		1.03		7.99		91
(4.82)	119,535	0.97		6.31		0.97		6.31		80
12.88	209,830	0.95		6.37		0.95		6.37		85

2.37	41,121	1.80		5.96		1.75		6.00		126
14.93	47,698	1.76		6.32		1.76		6.32		155
(6.27)	41,663	1.79		7.26		1.79		7.26		91
(5.45)	55,409	1.72		5.62		1.72		5.62		80
11.98	71,974	1.70		5.64		1.70		5.64		85

2.94	473	1.30		6.48		1.25		6.52		126
15.46	756	1.26		6.80		1.26		6.81		155
(5.76)	834	1.29		7.78		1.29		7.78		91
(5.07)	995	1.21		6.03		1.21		6.03		80
12.65	1,099	1.20		6.09		1.20		6.09		85

3.52	139,777	0.79		6.91		0.75		6.95		126
15.97	200,310	0.75		7.31		0.76		7.31		155
(5.21)	208,009	0.78		8.12		0.78		8.12		91
(4.55)	446,406	0.72		6.56		0.72		6.56		80
13.15	719,640	0.71		6.61		0.71		6.61		85

3.28	24	1.04		6.72		1.00		6.76		126
(0.58)	25	0.98	*	7.78	*	1.00	*	7.78	*	155
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information. For the period October 31, 2014 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/04)
2018	$11.01	$0.23	$(0.06)	$0.17	$(0.29)	$—	$—	$(0.29)	$10.89
2017	11.30	0.18	(0.35)	(0.17)	(0.12)	—	—	(0.12)	11.01
2016	10.92	0.06	0.32	0.38	—	—	—	—	11.30
2015	11.26	(0.03)	(0.20)	(0.23)	(0.07)	—	(0.04)	(0.11)	10.92
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26
Class C (10/04)
2018	10.83	0.14	(0.06)	0.08	(0.20)	—	—	(0.20)	10.71
2017	11.14	0.10	(0.36)	(0.26)	(0.05)	—	—	(0.05)	10.83
2016	10.84	(0.05)	0.35	0.30	—	—	—	—	11.14
2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21
Class R3 (10/04)
2018	10.91	0.21	(0.07)	0.14	(0.26)	—	—	(0.26)	10.79
2017	11.21	0.15	(0.36)	(0.21)	(0.09)	—	—	(0.09)	10.91
2016	10.85	0.01	0.35	0.36	—	—	—	—	11.21
2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21
Class R6 (1/15)
2018	11.19	0.33	(0.10)	0.23	(0.32)	—	—	(0.32)	11.10
2017	11.46	0.26	(0.39)	(0.13)	(0.14)	—	—	(0.14)	11.19
2016	11.02	0.09	0.35	0.44	—	—	—	—	11.46
2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02
Class I (10/04)
2018	11.14	0.26	(0.06)	0.20	(0.32)	—	—	(0.32)	11.02
2017	11.43	0.22	(0.37)	(0.15)	(0.14)	—	—	(0.14)	11.14
2016	11.02	0.08	0.33	0.41	—	—	—	—	11.43
2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.53%	$98,003	0.97%		1.93%	0.78%		2.12%	24%
(1.53)	104,588	0.96		1.47	0.79		1.65	49
3.48	93,104	0.96		0.45	0.83		0.58	26
(2.04)	42,341	0.92		(0.38)	0.83		(0.29)	34
4.35	24,020	0.86		1.30	0.83		1.33	48

0.77	9,328	1.72		1.15	1.53		1.34	24
(2.33)	10,639	1.71		0.75	1.54		0.93	49
2.77	13,131	1.71		(0.61)	1.58		(0.47)	26
(2.75)	9,366	1.66		(1.06)	1.58		(0.98)	34
3.76	6,954	1.61		0.50	1.58		0.52	48

1.26	5,697	1.22		1.76	1.03		1.94	24
(1.86)	5,618	1.21		1.21	1.04		1.38	49
3.32	13,094	1.22		(0.05)	1.08		0.08	26
(2.38)	3,693	1.15		(1.05)	1.08		(0.98)	34
3.97	3,447	1.13		2.63	1.08		2.68	48

2.06	62,119	0.48		2.76	0.28		2.95	24
(1.10)	23,654	0.48		1.12	0.30		2.30	49
3.99	3,773	0.50		0.71	0.37		0.84	26
(1.39)	3,074	0.52	**	(0.12)**	0.41	**	(0.01)**	34

1.79	442,581	0.72		2.18	0.53		2.36	24
(1.27)	458,852	0.71		1.76	0.54		1.93	49
3.72	404,801	0.71		0.57	0.58		0.70	26
(1.78)	331,707	0.66		(0.13)	0.58		(0.05)	34
4.82	321,472	0.61		1.65	0.58		1.68	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/92)
2018	$9.86	$0.17	$(0.14)	$0.03	$(0.16)	$—	$—	$(0.16)	$9.73
2017	9.88	0.16	(0.02)	0.14	(0.15)	—	(0.01)	(0.16)	9.86
2016	9.93	0.16	(0.06)	0.10	(0.15)	—	—	(0.15)	9.88
2015	10.05	0.16	(0.13)	0.03	(0.15)	—	—	(0.15)	9.93
2014	9.97	0.19	0.08	0.27	(0.19)	—	—	(0.19)	10.05
Class C (10/09)
2018	9.90	0.10	(0.14)	(0.04)	(0.08)	—	—	(0.08)	9.78
2017	9.92	0.08	(0.02)	0.06	(0.07)	—	(0.01)	(0.08)	9.90
2016	9.97	0.09	(0.07)	0.02	(0.07)	—	—	(0.07)	9.92
2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	—	(0.07)	9.97
2014	10.00	0.11	0.08	0.19	(0.11)	—	—	(0.11)	10.08
Class R3 (9/11)
2018	9.88	0.14	(0.13)	0.01	(0.13)	—	—	(0.13)	9.76
2017	9.90	0.13	(0.02)	0.11	(0.12)	—	(0.01)	(0.13)	9.88
2016	9.95	0.14	(0.07)	0.07	(0.12)	—	—	(0.12)	9.90
2015	10.07	0.13	(0.13)	—	(0.12)	—	—	(0.12)	9.95
2014	9.99	0.16	0.08	0.24	(0.16)	—	—	(0.16)	10.07
Class R6 (1/15)
2018	9.88	0.20	(0.14)	0.06	(0.18)	—	—	(0.18)	9.76
2017	9.90	0.19	(0.03)	0.16	(0.17)	—	(0.01)	(0.18)	9.88
2016	9.95	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.90
2015(e)	9.93	0.09	— *	0.09	(0.07)	—	—	(0.07)	9.95
Class I (2/94)
2018	9.87	0.19	(0.14)	0.05	(0.18)	—	—	(0.18)	9.74
2017	9.89	0.18	(0.02)	0.16	(0.17)	—	(0.01)	(0.18)	9.87
2016	9.94	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.89
2015	10.06	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	9.94
2014	9.98	0.21	0.08	0.29	(0.21)	—	—	(0.21)	10.06

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.30%	$78,315	0.78%		1.66%		0.72%		1.72%		60%
1.39	92,967	0.77		1.54		0.72		1.59		50
1.04	96,201	0.76		1.60		0.72		1.64		43
0.32	100,544	0.73		1.56		0.71		1.58		43
2.69	116,365	0.73		1.84		0.71		1.86		43

(0.40)	16,767	1.54		0.90		1.47		0.97		60
0.59	25,326	1.52		0.79		1.47		0.85		50
0.25	30,495	1.51		0.86		1.47		0.90		43
(0.36)	33,547	1.48		0.81		1.46		0.83		43
1.89	39,347	1.48		1.11		1.46		1.13		43

0.09	204	1.03		1.40		0.97		1.46		60
1.08	436	1.02		1.30		0.97		1.35		50
0.74	285	1.01		1.34		0.97		1.38		43
0.02	131	0.98		1.29		0.96		1.31		43
2.38	1,049	0.98		1.59		0.96		1.61		43

0.64	77,313	0.49		1.95		0.42		2.02		60
1.63	95,754	0.48		1.87		0.42		1.92		50
1.29	66,836	0.47		1.91		0.43		1.95		43
0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

0.54	290,872	0.53		1.91		0.47		1.97		60
1.63	347,215	0.52		1.79		0.47		1.84		50
1.29	416,624	0.51		1.85		0.47		1.89		43
0.57	529,027	0.48		1.80		0.46		1.82		43
2.93	915,119	0.48		2.09		0.46		2.11		43

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (2/00)
2018	$10.65	$0.36	$(0.43)	$(0.07)	$(0.21)	$—	$(0.20)	$(0.41)	$10.17
2017	10.52	0.44	0.22	0.66	(0.29)	—	(0.24)	(0.53)	10.65
2016	10.97	0.50	(0.42)	0.08	(0.53)	—	—	(0.53)	10.52
2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	—	(0.54)	10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	—	(0.54)	11.60
Class C (2/00)
2018	10.59	0.28	(0.42)	(0.14)	(0.13)	—	(0.20)	(0.33)	10.12
2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59
2016	10.90	0.42	(0.41)	0.01	(0.45)	—	—	(0.45)	10.46
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	—	(0.46)	11.52
Class R3 (9/01)
2018	10.69	0.33	(0.42)	(0.09)	(0.19)	—	(0.20)	(0.39)	10.21
2017	10.56	0.41	0.23	0.64	(0.27)	—	(0.24)	(0.51)	10.69
2016	11.01	0.48	(0.42)	0.06	(0.51)	—	—	(0.51)	10.56
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	—	(0.52)	11.64
Class R6 (1/15)
2018	10.67	0.39	(0.42)	(0.03)	(0.24)	—	(0.20)	(0.44)	10.20
2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67
2016	10.96	0.53	(0.41)	0.12	(0.56)	—	—	(0.56)	10.52
2015(e)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	—	(0.25)	10.96
Class I (2/00)
2018	10.65	0.38	(0.42)	(0.04)	(0.24)	—	(0.20)	(0.44)	10.17
2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65
2016	10.96	0.53	(0.42)	0.11	(0.56)	—	—	(0.56)	10.51
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	—	(0.57)	11.59
Class T (5/17)(f)
2018	10.65	0.36	(0.43)	(0.07)	(0.21)	—	(0.20)	(0.41)	10.17
2017(g)	10.67	0.03	(0.01)	0.02	—	—	(0.04)	(0.04)	10.65

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.70)%	$106,805	0.93%		3.31%		0.83%		3.41%		124%
6.43	137,072	0.93		4.02		0.83		4.12		135
0.94	187,052	0.92		4.71		0.83		4.80		56
(0.80)	288,080	0.92		4.25		0.82		4.34		47
10.46	128,189	0.91		4.65		0.84		4.73		50

(1.40)	59,612	1.68		2.56		1.58		2.66		124
5.63	76,513	1.68		3.25		1.58		3.35		135
0.20	89,173	1.67		3.97		1.58		4.06		56
(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50

(0.92)	5,869	1.18		3.06		1.08		3.16		124
6.17	7,320	1.18		3.74		1.08		3.83		135
0.70	7,647	1.17		4.44		1.08		4.54		56
(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50

(0.38)	46,588	0.60		3.65		0.50		3.75		124
6.86	8,995	0.60		4.35		0.51		4.45		135
1.28	33,372	0.60		5.07		0.50		5.17		56
(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

(0.47)	493,098	0.68		3.56		0.58		3.67		124
6.77	540,368	0.68		4.22		0.58		4.32		135
1.19	475,536	0.67		4.95		0.58		5.05		56
(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50

(0.70)	24	0.91		3.35		0.83		3.43		124
0.23	25	0.92	*	3.40	*	0.83	*	3.50	*	135

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, overseas the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. High Income Bond’s investment objective is to provide investors with a high level of current income. Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Strategic Income’s investment objective is to provide investors with total return.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Short Term Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$1,310,559	$10,511,823	$4,275,000	$999,987	$24,224,704

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% (0.75% for Short Term Bond) if redeemed within eighteen months (twelve months for shares of Short Term Bond purchased on or after March 27, 2018) of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S.

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$61,922,856		$—		$61,922,856
Asset-Backed and Mortgage-Backed Securities	—	61,367,949		—		61,367,949
U.S Government and Agency Obligations	—	9,792,444		—		9,792,444
$1,000 Par (or similar) Institutional Preferred	—	693,000		—		693,000
Investments Purchased with Collateral from Securities Lending	582,295	—		—		582,295
Short-Term Investments:
Money Market Funds	861,862	—		—		861,862
Investments in Derivatives:
Futures Contracts**	75,547	—		—		75,547
Total	$1,519,704	$133,776,249		$—		$135,295,953

Core Plus Bond
Long-Term Investments*:
Corporate Bonds	$—	$151,485,392		$—		$151,485,392
Asset-Backed and Mortgage-Backed Securities	—	127,029,007		—		127,029,007
$1,000 Par (or similar) Institutional Preferred	—	21,641,793		—		21,641,793
Sovereign Debt	—	14,757,159		—		14,757,159
U.S. Government and Agency Obligations	—	10,593,887		—		10,593,887
Contingent Capital Securities	—	9,281,645		—		9,281,645
Municipal Bonds	—	906,705		—		906,705
Investments Purchased with Collateral from Securities Lending	3,480,585	—		—		3,480,585
Short-Term Investments:
Money Market Funds	3,373,159	—		—		3,373,159
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	6,976		—		6,976
Futures Contracts**	186,875	—		—		186,875
Total	$7,040,619	$335,702,564		$—		$342,743,183

High Income Bond
Long-Term Investments*:
Corporate Bonds	$—	$261,232,531		$—	****	$261,232,531
$1,000 Par (or similar) Institutional Preferred	—	11,660,457		—		11,660,457
Common Stocks	6,935,194	46,956	***	1,608	***	6,983,758
Variable Rate Senior Loans Interests	—	6,622,789		—		6,622,789
Contingent Capital Securities	—	5,169,694		—		5,169,694
$25 Par (or similar) Retail Preferred	4,654,798	—		—		4,654,798
Investment Companies	4,579,285	—		—		4,579,285
Convertible Bonds	—	22		—		22
Warrants	—	—		—	****	—
Investments Purchased with Collateral from Securities Lending	29,812,893	—		—		29,812,893
Short-Term Investments:
Money Market Funds	3,715,556	—		—		3,715,556
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(4,044)		—		(4,044)
Futures Contracts**	9,710	—		—		9,710
Total	$49,707,436	$284,728,405		$1,608		$334,437,449
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

Notes to Financial Statements (continued)

Inflation Protected Securities	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
U.S. Government and Agency Obligations	$—	$547,563,916		$—		$547,563,916
Asset-Backed and Mortgage-Backed Securities	—	50,293,205		—		50,293,205
Corporate Bonds	—	11,466,221		—		11,466,221
Municipal Bonds	—	1,790,369		—		1,790,369
Investments Purchased with Collateral from Securities Lending	1,278,083	—		—		1,278,083
Short-Term Investments:
Money Market Funds	7,365,188	—		—		7,365,188
Investments in Derivatives:
Futures Contracts**	120,136	—		—		120,136
Total	$8,763,407	$611,113,711		$—		$619,877,118

Short Term Bond
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$222,266,889		$—		$222,266,889
Corporate Bonds	—	186,022,093		—		186,022,093
U.S. Government and Agency Obligations	—	50,523,124		—		50,523,124
Investments Purchased with Collateral from Securities Lending	5,228,027	—		—		5,228,027
Short-Term Investments:
Money Market Funds	3,966,394	—		—		3,966,394
Investments in Derivatives:
Futures Contracts**	(1,701)	—		—		(1,701)
Total	$9,192,720	$458,812,106		$—		$468,004,826

Strategic Income
Long-Term Investments*:
Corporate Bonds	$—	$392,075,169		$—		$392,075,169
Asset-Backed and Mortgage-Backed Securities	—	142,642,222		—		142,642,222
$1,000 Par (or similar) Institutional Preferred	—	62,224,386		—		62,224,386
Contingent Capital Securities	—	47,873,249		—		47,873,249
Sovereign Debt	—	39,711,530		—		39,711,530
U.S. Government and Agency Obligations	—	10,943,500		—		10,943,500
Variable Rate Senior Loan Interests	—	4,856,038		—		4,856,038
$25 Par (or similar) Retail Preferred	—	3,975,200	***	—		3,975,200
Municipal Bonds	—	1,872,648		—		1,872,648
Common Stocks	124,380	—		2	***	124,382
Investments Purchased with Collateral from Securities Lending	19,390,513	—		—		19,390,513
Short-Term Investments:
Money Market Funds	4,044,545	—		—		4,044,545
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	273,576		—		273,576
Futures Contracts**	1,051,273	—		—		1,051,273
Interest Rate Swaps**	—	(549,030)		—		(549,030)
Total	$24,610,711	$705,898,488		$2		$730,509,201
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Notes to Financial Statements (continued)

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond
	U.S. Government and Agency Obligations	$565,082	$(565,082)	$—
Core Plus Bond
	Corporate Bonds	$3,203,559	$(3,203,559)	$—
	$1,000 Par (or Similar) Institutional Preferred	148,606	(148,606)	—
Total		$3,352,165	$(3,352,165)	$—
High Income Bond
	Corporate Bonds	$27,639,586	$(27,639,586)	$—
	Contingent Capital Securities	1,059,000	(1,059,000)	—
	$25 Par (or Similar) Retail Preferred	1,040	(1,040)	—
Total		$28,699,626	$(28,699,626)	$—
Inflation Procted Securities
	Corporate Bonds	$1,239,354	$(1,239,354)	$—
Short Term Bond
	Corporate Bonds	$2,607,501	$(2,607,501)	$—
	U.S. Government and Agency Obligations	2,459,473	(2,459,473)	—
Total		$5,066,974	$(5,066,974)	$—
Strategic Income
	Corporate Bonds	$12,192,050	$(12,192,050)	$—
	$1,000 Par (or Similar) Institutional Preferred	5,300,612	(5,300,612)	—
	Contingent Capital Securities	1,235,500	(1,235,500)	—
Total		$18,728,162	$(18,728,162)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

Each Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond, High Income Bond and Strategic Income invested in forward foreign currency contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency contracts outstanding*	$8,756,574	$3,326,048	$65,067,399
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$6,976	—	$—
High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$807	Unrealized depreciation on forward foreign currency contracts	$(4,851)

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$293,308	Unrealized depreciation on forward foreign currency contracts	$(19,732)

Notes to Financial Statements (continued)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America, N.A.	$6,976	$—	$6,976	$(6,976)	$—
High Income Bond
	Goldman Sachs Bank USA	$807	(4,851)	$(4,044)	$—	$(4,044)
Strategic Income
	Bank of America, N.A.	$27,149	$—	$27,149	$(10,000)	$17,149
	Goldman Sachs Bank USA	266,159	(19,732)	246,427	(246,427)	—
Total		$293,308	$(19,732)	$273,576	$(256,427)	$17,149
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$260,603	$201,767
High Income Bond	Foreign currency exchange rate	Forward contracts	(180,664)	178,031
Strategic Income	Foreign currency exchange rate	Forward contracts	281,199	1,217,587

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure. Strategic Income also used Eurodollar futures; selecting foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$32,007,360	$56,292,029	$2,224,141	$67,501,834	$82,777,807	$287,532,930
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$24,210	Payable for variation margin on futures contracts*	$136,369
		Receivable for variation margin on futures contracts*	(85,032)	—	—
Total			$(60,822)		$136,369

Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$200,028	Payable for variation margin on futures contract*	$246,109
		Receivable for variation margin on futures contracts*	(259,262)	—	—
Total			$(59,234)		$246,109

High Income Bond

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$9,710	—	$—

Inflation Protected Securities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$25,273	Payable for variation margin on futures contracts*	$176,186
		Receivable for variation margin on futures contracts*	(81,323)	—	—
Total			$(56,050)		$176,186

Short Term Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$1,322
		—	—	Payable for variation margin on futures contracts*	(3,023)
Total			—		$(1,701)

Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$796,668	Payable for variation margin on futures contracts*	$729,805
		—	—	Payable for variation margin on futures contracts*	(475,200)
Total			$796,668		$254,605
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$384,629	$(116,123)
Core Plus Bond	Interest rate	Futures contracts	(140,795)	(25,668)
High Income Bond	Interest rate	Futures contracts	(84,799)	12,573
Inflation Protected Securities	Interest rate	Futures contracts	787,375	(129,279)
Short Term Bond	Interest rate	Futures contracts	(703,560)	(31,944)
Strategic Income	Interest rate	Futures contracts	2,768,614	33,519

Notes to Financial Statements (continued)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of

Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Strategic Income used interest rate swap contracts as part of an overall portfolio construction strategy to manage portfolio duration.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$12,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Core Plus Bond entered into credit default swaps to take on credit risk and earn a commensurate credit spread. High Income used to hedge a portion of the Fund’s high yield credit exposure. Strategic Income used high yield credit default swaps as a way to take on credit risk and earn credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$4,684,000	$47,240,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest Rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts*	$(549,030)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Plus Bond	Credit	Swaps	$(196,673)	$3,126
High Income Bond	Credit	Swaps	$(78,738)	$—
Strategic Income	Credit	Swaps	$(2,912,985)	$540,428
	Interest Rate	Swaps	—	(549,030)
Total			$(2,912,985)	$(8,602)

Notes to Financial Statements (continued)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Core Plus Bond and Strategic Income purchased a small amount of call options on futures as part of its overwrite strategy.

The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

	Core Plus Bond	Strategic Income
Average notional amount of outstanding call options purchased*	$160,650	$698,700
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not have any outstanding call options purchased at the end of the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Core Plus Bond	Interest Rate	Options	$(16,404)	$13,451
Strategic Income	Interest Rate	Options	(174,197)	58,501

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

High Income Bond and Strategic Income have issued Class T Shares, however, these shares are not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/18		Year Ended 6/30/17
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	259,345	$2,518,647	348,602	$3,417,164
Class C	92,882	896,333	60,753	599,236
Class R6	1,251,363	11,846,000	43,750	420,000
Class I	921,394	8,848,524	1,378,169	13,502,662
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,818	287,696	31,200	306,317
Class C	2,395	23,040	2,394	23,407
Class R6	162,775	1,566,207	155,004	1,516,669
Class I	43,111	414,554	67,626	662,944
	2,763,083	26,401,001	2,087,498	20,448,399
Shares redeemed:
Class A	(309,837)	(2,984,976)	(540,191)	(5,290,739)
Class C	(90,717)	(871,749)	(62,735)	(609,443)
Class R6	(590,417)	(5,610,000)	(44,334)	(425,000)
Class I	(2,215,128)	(21,320,570)	(5,006,267)	(49,084,941)
	(3,206,099)	(30,787,295)	(5,653,527)	(55,410,123)
Net increase (decrease)	(443,016)	$(4,386,294)	(3,566,029)	$(34,961,724)

	Year Ended 6/30/18		Year Ended 6/30/17
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	653,617	$7,139,307	611,527	$6,726,114
Class C	121,329	1,320,640	171,637	1,886,831
Class R3	35,518	389,435	615,172	6,844,174
Class R6	184,131	2,015,451	90,528	1,011,000
Class I	5,892,420	64,299,334	4,377,518	47,937,579
Shares issued to shareholders due to reinvestment of distributions:
Class A	146,671	1,599,806	190,198	2,095,816
Class C	12,592	136,838	16,235	178,033
Class R3	3,246	35,566	27,701	307,667
Class R6	68,518	747,034	84,172	926,719
Class I	394,669	4,296,055	456,635	5,020,233
	7,512,711	81,979,466	6,641,323	72,934,166
Shares redeemed:
Class A	(1,077,905)	(11,759,625)	(1,217,937)	(13,357,088)
Class C	(250,350)	(2,716,787)	(317,074)	(3,464,656)
Class R3	(28,732)	(314,331)	(1,879,685)	(20,475,673)
Class R6	(207,082)	(2,236,563)	(280,316)	(3,090,000)
Class I	(6,627,192)	(71,820,563)	(6,073,915)	(66,683,145)
	(8,191,261)	(88,847,869)	(9,768,927)	(107,070,562)
Net increase (decrease)	(678,550)	$(6,868,403)	(3,127,604)	$(34,136,396)

Notes to Financial Statements (continued)

	Year Ended 6/30/18		Year Ended 6/30/17
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,652,996	$136,868,692	32,470,739	$247,533,207
Class C	1,187,622	9,211,820	1,736,460	13,348,306
Class R3	10,132	80,205	45,050	357,086
Class I	22,389,571	174,488,964	34,781,812	265,895,263
Class T	—	—	3,161	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,074,495	8,295,860	1,340,981	10,363,650
Class C	341,483	2,633,531	328,045	2,530,015
Class R3	4,177	32,969	4,906	38,622
Class I	1,181,098	9,162,487	1,340,352	10,386,721
Class T	—	—	—	—
	43,841,574	340,774,528	72,051,506	550,477,870
Shares redeemed:
Class A	(19,461,487)	(150,787,002)	(32,124,546)	(247,025,407)
Class C	(2,170,940)	(16,699,860)	(1,721,578)	(13,270,661)
Class R3	(47,517)	(377,065)	(68,232)	(534,057)
Class I	(30,624,226)	(237,138,482)	(39,271,277)	(300,816,743)
Class T	—	—	—	—
	(52,304,170)	(405,002,409)	(73,185,633)	(561,646,868)
Net increase (decrease)	(8,462,596)	$(64,227,881)	(1,134,127)	$(11,168,998)

	Year Ended 6/30/18		Year Ended 6/30/17
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,233,346	$35,523,517	6,040,554	$67,321,139
Class C	297,232	3,212,789	412,282	4,524,060
Class R3	258,480	2,805,217	603,269	6,671,387
Class R6	3,953,501	44,478,129	1,955,128	21,949,504
Class I	11,698,956	129,896,949	20,142,393	226,841,726
Shares issued to shareholders due to reinvestment of distributions:
Class A	109,290	1,198,844	59,660	657,631
Class C	15,109	162,888	3,967	42,609
Class R3	4,822	52,499	2,149	23,519
Class R6	129,890	1,448,758	21,770	243,084
Class I	341,197	3,788,245	182,980	2,043,868
	20,041,823	222,567,835	29,424,152	330,318,527
Shares redeemed:
Class A	(3,840,052)	(42,159,326)	(4,841,254)	(53,604,295)
Class C	(423,472)	(4,581,504)	(613,289)	(6,691,782)
Class R3	(250,151)	(2,721,323)	(1,259,181)	(13,919,416)
Class R6	(598,621)	(6,673,921)	(192,582)	(2,168,933)
Class I	(13,054,886)	(144,902,526)	(14,549,158)	(163,023,741)
	(18,167,182)	(201,038,600)	(21,455,464)	(239,408,167)
Net increase (decrease)	1,874,641	$21,529,235	7,968,688	$90,910,360

	Year Ended 6/30/18		Year Ended 6/30/17
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,324,695	$42,456,234	5,353,264	$52,756,422
Class C	336,335	3,320,950	1,329,379	13,158,495
Class R3	4,869	47,861	23,856	235,874
Class R6	281,692	2,760,199	5,437,604	53,642,505
Class I	11,527,164	113,147,895	13,570,545	133,885,155
Shares issued to shareholders due to reinvestment of distributions:
Class A	130,903	1,282,714	140,246	1,383,223
Class C	13,707	134,968	18,098	179,200
Class R3	33	326	60	589
Class R6	128,556	1,263,607	90,268	892,379
Class I	208,038	2,040,672	220,618	2,177,787
	16,955,992	166,455,426	26,183,938	258,311,629
Shares redeemed:
Class A	(5,841,694)	(57,321,805)	(5,799,396)	(57,151,517)
Class C	(1,194,316)	(11,763,288)	(1,863,891)	(18,443,917)
Class R3	(28,101)	(274,800)	(8,633)	(85,228)
Class R6	(2,182,449)	(21,345,719)	(2,587,822)	(25,570,087)
Class I	(17,075,957)	(167,561,203)	(20,733,177)	(204,630,204)
	(26,322,517)	(258,266,815)	(30,992,919)	(305,880,953)
Net increase (decrease)	(9,366,525)	$(91,811,389)	(4,808,981)	$(47,569,324)

	Year Ended 6/30/18		Year Ended 6/30/17
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,683,588	$28,377,306	3,757,905	$39,980,395
Class C	803,487	8,466,196	1,087,361	11,507,310
Class R3	206,541	2,172,121	201,763	2,155,820
Class R6	4,457,391	47,737,747	16,930	180,760
Class I	14,005,431	147,411,778	18,017,028	191,046,600
Class T	—	—	2,343	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	416,049	4,374,046	719,575	7,667,521
Class C	184,713	1,932,280	276,325	2,927,905
Class R3	12,106	127,754	17,683	189,082
Class R6	132,372	1,386,723	124,648	1,328,825
Class I	1,063,993	11,169,751	1,071,000	11,401,338
Class T	—	—	—	—
	23,965,671	253,155,702	25,292,561	268,410,556
Shares redeemed:
Class A	(5,467,652)	(57,434,163)	(9,384,268)	(99,319,492)
Class C	(2,319,234)	(24,188,687)	(2,664,036)	(28,194,589)
Class R3	(328,430)	(3,453,562)	(258,707)	(2,763,808)
Class R6	(865,131)	(9,161,916)	(2,469,686)	(26,308,349)
Class I	(17,331,712)	(181,031,933)	(13,558,767)	(144,036,221)
Class T	—	—	—	—
	(26,312,159)	(275,270,261)	(28,335,464)	(300,622,459)
Net increase (decrease)	(2,346,488)	$(22,114,559)	(3,042,903)	$(32,211,903)

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Purchases:
Investment securities	$43,388,240	$155,359,984	$411,778,416	$32,382,998	$302,579,806	$449,897,185
U.S. Government and agency obligations	35,448,758	204,158,960	1,950,000	138,309,024	22,332,656	515,633,371
Sales and maturities:
Investment securities	29,254,099	155,437,077	465,823,514	15,304,591	282,373,257	401,615,403
U.S. Government and agency obligations	34,002,126	187,980,419	—	131,776,088	21,045,000	549,557,244

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Tax cost of investments	$136,368,396	$346,440,216	$353,005,560	$625,315,137	$472,679,847	$744,058,839
Gross unrealized:
Appreciation	$1,007,369	4,540,715	$5,347,163	$3,696,892	$232,362	$6,300,034
Depreciation	(2,155,359)	(8,431,599)	(23,920,940)	(9,255,047)	(4,905,682)	(20,625,491)
Net unrealized appreciation (depreciation) of investments	$(1,147,990)	$(3,890,884)	$(18,573,777)	$(5,558,155)	$(4,673,320)	$(14,325,457)

	Core Plus Bond	High Income Bond	Strategic Income
Tax cost of forward contracts	$6,976	$(4,044)	$273,576
Net unrealized appreciation (depreciation) of forward contracts	—	—	—

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Tax cost of futures contracts	$75,547	$186,875	$9,710	$120,136	$(1,701)	$1,051,273
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—	—	—

Strategic Income
Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(549,030)

Permanent differences, primarily due to expiration of capital loss carryforwards, foreign currency transactions, Sec. 305(c) adjustments, complex security character adjustments, investments in partnerships, treatment of notional principal contracts and amortization of mark-to-market adjustments on Sec. 311(e) assets, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2018, the Funds’ tax year end, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Capital paid-in	$—	$—	$9	$—	$(4,103,631)	$(35,110,018)
Undistributed (Over-distribution of) net investment income	—	(313,379)	(194,037)	—	—	(3,537,903)
Accumulated net realized gain (loss)	—	313,379	194,028	—	4,103,631	38,647,921

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2018, the Funds’ tax year end, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Undistributed net ordinary income[1]	$204,197	$—	$2,368,041	$4,942,480	$581,224	$—
Undistributed net long-term capital gains	—	—	—	—	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2018 through June 29, 2018 and paid on July 2, 2018. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2018 and June 30, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short-Term Bond	Strategic Income
Distributions from net ordinary income[2]	$3,529,829	$9,611,001	$24,114,668	$15,363,092	$9,310,746	$17,866,927
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	—	2,151,490	—	—	—	14,569,390

2017	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$3,957,392	$9,981,541	$30,659,613	$6,987,083	$9,517,470	$22,549,140
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	283,435	5,002,040	—	—	579,228	17,330,639
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2018, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Not subject to expiration:
Short-term	$593,246	$3,833,985	$37,745,091	$3,026,514	$4,590,051	$23,964,735
Long-term	1,871,671	910,732	67,932,575	157,834	5,335,996	27,514,278
Total	$2,464,917	$4,744,717	$105,677,666	$3,184,348	$9,926,047	$51,479,013

During the Funds’ tax year ended June 30, 2018, the following Funds utilized capital loss carryforwards as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Strategic Income
Utilized capital loss carryforwards	$453,035	$2,033,287	$626,831	$3,243,237

As of June 30, 2018, the Funds’ tax year end, the following Fund’s capital loss carryforwards expired as follows:

	Short Term Bond	Strategic Income
Expired capital loss carryforwards	$4,103,631	$35,110,018

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period July 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.1700	0.3100
For net assets over $2 billion	0.1950	0.2050	0.3250	0.1750	0.1450	0.2850

Effective August 1, 2017, the annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.1700	0.3100
For the next $3 billion	0.1950	0.2050	0.3250	0.1750	0.1450	0.2850
For the next $5 billion	0.1700	0.1800	0.3000	0.1500	0.1200	0.2600
For net assets over $10 billion	0.1575	0.1675	0.2875	0.1375	0.1075	0.2475

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Core Bond	0.2000%
Core Plus Bond	0.2000
High Income Bond	0.2000
Inflation Protected Securities	0.1708
Short Term Bond	0.2000
Strategic Income	0.1935

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Core Bond	0.53%	July 31, 2020
Core Plus Bond	0.52	July 31, 2020
High Income Bond	0.75	July 31, 2020
Inflation Protected Securities	0.56	July 31, 2020
Short Term Bond	0.47	July 31, 2020
Strategic Income	0.59	July 31, 2020

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Sales charges collected (Unaudited)	$15,946	$56,492	$510,586	$27,973	$213,196	$116,269
Paid to financial intermediaries (Unaudited)	13,610	49,896	456,143	24,812	207,280	104,580

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Commission advances (Unaudited)	$9,936	$12,936	$135,848	$24,603	$182,383	$93,448

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
12b-1 fees retained (Unaudited)	$4,210	$13,489	$89,366	$21,058	$13,119	$82,214

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
CDSC retained (Unaudited)	$8	$2,989	$26,125	$2,099	$14,592	$19,154

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, High Income Bond utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period was $11,228,571 and 2.29%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $17,100,000. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Borrowing Arrangements

On July 11, 2018, the Funds renewed the standby credit facility through July 2019. In conjunction with this renewal, the amount of the facility decreased to $2.65 billion, while all other terms remained unchanged.

Share Classes and Sales Charges

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of each share class without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional

Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended June 30, 2018:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
% of Interest-Related Dividends	100.0%	96.5%	77.3%	92.7%	100.0%	100.0%

Distribution Information: The following Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

						High Income Bond
% QDI						3.1%
% DRD						3.1%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Glossary of Terms Used in this Report (Unaudited) (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action.

Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen Inflation Protected Securities Fund, the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and the third quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Term Bond Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and three-year periods and the second quartile in the five-year period. The Fund also outperformed its benchmark over such periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Core Bond Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group and underperformed its benchmark in the three- and five-year periods, the Fund ranked in the second quartile and outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Core Plus Bond Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and five-year periods and the third quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Strategic Income Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one- and three-year periods, the Fund ranked in the third quartile in the five-year period and outperformed its benchmark in the one-, three- and five-year periods. The Board considered and had an active discussion with the Adviser regarding the factors that contributed to the Fund’s lower relative performance compared to peers and noted that a reduction in exposure to high yield corporate securities and foreign currencies implemented to add downside protection and reduce risk, respectively, also detracted from performance. The Board was satisfied with the Adviser’s explanation of the Fund’s performance.

For Nuveen High Income Bond Fund, the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and third quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below the respective peer averages.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for each Fund, its temporary expense cap), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at eleven. None of the Directors who are not “interested” persons of the Funds (referred to herein as “independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	170
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	170
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	170

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	170
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	170
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	170
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	170
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	170
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	168

Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	84
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	170
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	170

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (May 2012-April 2017).	170
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	170
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	170
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	170
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	170
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	170
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	170
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	170

(1)

Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FINC-0618D 569735-INV-Y-08/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	44,698	-	0	0
Nuveen High Income Bond Fund	34,825	-	0	0
Nuveen Inflation Protected Securities Fund	44,983	-	0	0
Nuveen Core Bond Fund	43,748	-	0	0
Nuveen Short Term Bond Fund	45,649	-	0	0
Nuveen Strategic Income Fund	46,864	-	0	0

Total	$260,767	$-	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	43,501	1,629	0	0
Nuveen High Income Bond Fund	34,610	1,629	0	0
Nuveen Inflation Protected Securities Fund	43,891	1,629	2,270	0
Nuveen Core Bond Fund	42,542	1,629	0	0
Nuveen Short Term Bond Fund	44,856	1,629	3,350	0
Nuveen Strategic Income Fund	45,664	1,629	3,350	0

Total	$255,064	$9,776	$8,970	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	0	0	0	0
Nuveen High Income Bond Fund	0	0	0	0
Nuveen Inflation Protected Securities Fund	0	0	0	0
Nuveen Core Bond Fund	0	0	0	0
Nuveen Short Term Bond Fund	0	0	0	0
Nuveen Strategic Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	0	0	0	0
Nuveen High Income Bond Fund	0	0	0	0
Nuveen Inflation Protected Securities Fund	2,270	0	0	2,270
Nuveen Core Bond Fund	0	0	0	0
Nuveen Short Term Bond Fund	3,350	0	0	3,350
Nuveen Strategic Income Fund	3,350	0	0	3,350

Total	$8,970	$0	$0	$8,970

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018